UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-21457

Name of Fund: BlackRock Allocation Target Shares

Series A Portfolio

Series C Portfolio

Series E Portfolio

Series M Portfolio

Series P Portfolio

Series S Portfolio

Fund Address:   100 Bellevue Parkway, Wilmington, DE 19809

Name and address of agent for service: John M. Perlowski, Chief Executive Officer, BlackRock Allocation Target

Shares, 55 East 52nd Street, New York, NY 10055

Registrant’s telephone number, including area code: (800) 441-7762

Date of fiscal year end: 03/31/2017

Date of reporting period: 09/30/2016

Item 1 – Report to Stockholders

SEPTEMBER 30, 2016

SEMI-ANNUAL REPORT (UNAUDITED)	BLACKROCK®

BlackRock Allocation Target Shares

▶   Series A Portfolio

▶   Series C Portfolio

▶   Series E Portfolio

▶   Series M Portfolio

▶   Series P Portfolio

▶   Series S Portfolio

Not FDIC Insured ◾ May Lose Value ◾ No Bank Guarantee

2	BLACKROCK ALLOCATION TARGET SHARES	SEPTEMBER 30, 2016

The Markets in Review

Dear Shareholder,

Most asset classes produced strong returns over the past year, particularly risk assets such as equities and high yield bonds. Central bank policy decisions continued to provide support to financial markets, while changing economic outlooks and geopolitical risks have been major drivers of investor sentiment.

The Federal Reserve (the “Fed”) has long been in the spotlight, particularly leading up to the decision to end its near-zero interest rate policy at the end of 2015, and after, as investors remained focused on the anticipated pace of future rate hikes. With the European Central Bank and the Bank of Japan having moved into stimulus mode, the divergence in global monetary policies drove heightened market volatility heading into 2016 and caused the U.S. dollar to strengthen considerably. The year had a rough start as the strong dollar challenged U.S. companies that generate revenues overseas, and pressured emerging market currencies and commodities prices. Low and volatile oil prices and signs of slowing growth in China were also meaningful factors behind the decline in risk assets early in the year. However, as the first quarter wore on, these pressures abated and a more tempered outlook for U.S. rate hikes helped financial markets rebound.

Volatility spiked in late June when the United Kingdom shocked investors with its vote to leave the European Union. Uncertainty around how the British exit might affect the global economy and political landscape drove investors to high-quality assets, pushing already low global yields to even lower levels. However, risk assets recovered swiftly in July as economic data suggested that the consequences had thus far been contained to the United Kingdom.

With a number of factors holding global interest rates down — central bank accommodation, an aging population, and weak productivity growth — assets offering decent yield have become increasingly scarce. As a result, income-seeking investors have stretched into riskier assets despite high valuations in many sectors. History implies that high valuations and low growth results in lower returns for risk assets. Still, perceived safe havens have their own risks, and investors are wise to carefully assess risk and potential reward.

At BlackRock, we believe investors need to think globally, extend their scope across a broad array of asset classes and be prepared to adjust accordingly as market conditions change over time. We encourage you to talk with your financial advisor and visit blackrock.com for further insight about investing in today’s markets.

Sincerely,

Rob Kapito

President, BlackRock Advisors, LLC

Rob Kapito

President, BlackRock Advisors, LLC

Total Returns as of September 30, 2016
	6-month	12-month
U.S. large cap equities (S&P 500® Index)	6.40%	15.43%
U.S. small cap equities (Russell 2000® Index)	13.18	15.47
International equities (MSCI Europe, Australasia, Far East Index)	4.88	6.52
Emerging market equities (MSCI Emerging Markets Index)	9.75	16.78
3-month Treasury bills (BofA Merrill Lynch 3-Month U.S. Treasury Bill Index)	0.17	0.27
U.S. Treasury securities (BofA Merrill Lynch 10-Year U.S. Treasury Index)	2.25	5.59
U.S. investment grade bonds (Bloomberg Barclays U.S. Aggregate Bond Index)	2.68	5.19
Tax-exempt municipal bonds (S&P Municipal Bond Index)	2.53	5.84
U.S. high yield bonds (Bloomberg Barclays U.S. Corporate High Yield 2% Issuer Capped Index)	11.38	12.74

Past performance is no guarantee of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

THIS PAGE NOT PART OF YOUR FUND REPORT	3

Fund Summary as of September 30, 2016	Series A Portfolio

Investment Objective

Series A Portfolio’s (the “Fund”) investment objective is to seek a high level of current income consistent with capital preservation.

Portfolio Management Commentary

How did the Fund perform?

•

For the six-month period ended September 30, 2016, the Fund outperformed both its broad-based benchmark, the Bloomberg Barclays U.S. Universal Index and its “Reference Benchmark” consisting of 50% Bloomberg Barclays U.S. Asset-Backed Securities Index and 50% Bloomberg Barclays Non-Agency Investment Grade CMBS Index. Shares of the Fund can be purchased or held only by or on behalf of (i) certain separately managed account clients (ii) collective trust funds managed by BlackRock Institutional Trust Company, N.A., an affiliate of the investment adviser and (iii) mutual funds advised by BlackRock Advisors, LLC or its affiliates. Comparisons of the Fund’s performance versus its benchmark index will differ from comparisons of the benchmark against the performance of the separately managed accounts and collective trust funds.

What factors influenced performance?

•	The most significant positive contributions to the Fund’s performance came from selection within asset-backed securities (“ABS”) and commercial mortgage-backed securities (“CMBS”), along with allocation-based strategies within non-agency residential mortgage-backed securities (“MBS”).

•	The principal detractor from performance for the period was allocation-based strategies within CMBS.

Describe recent portfolio activity.

•	The Fund reduced its exposure to both non-agency MBS and CMBS during the period, while exposure to ABS was increased.

Describe portfolio positioning at period end.

•

The Fund ended the period underweight to duration (and corresponding interest rate sensitivity) relative to the Reference Benchmark. In terms of allocations, the Fund ended the period underweight in CMBS and ABS and overweight in non-Agency MBS relative to the benchmark.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Portfolio Information

Portfolio Composition	Percent of Total Investments[1]
Asset-Backed Securities	61%
Non-Agency Mortgage-Backed Securities	35
U.S. Government Sponsored Agency Securities	4

Credit Quality Allocation[2]	Percent of Total Investments[1]
AAA/Aaa[3]	20%
AA/Aa	7
A	5
BBB/Baa	10
BB/Ba	9
B	5
CCC/Caa	8
CC/Ca	4
C	2
N/R	30

[1]	Total investments exclude short-term securities.

[2]

For financial reporting purposes, credit quality ratings shown above reflect the highest rating assigned by either Standard & Poor’s (“S&P”) or Moody’s Investors Service (“Moody’s”) if ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated N/R are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

[3]

The investment adviser evaluates the credit quality of not-rated investments based upon certain factors including, but not limited to, credit ratings for similar investments and financial analysis of sectors, individual investments and/or issuers. Using this approach, the investment adviser has deemed not-rated U.S. Government Sponsored Agency Securities and U.S. Treasury Obligations as AAA/Aaa.

4	BLACKROCK ALLOCATION TARGET SHARES	SEPTEMBER 30, 2016

Series A Portfolio

Total Return Based on a $10,000 Investment

[1]

The Fund is non-diversified and will primarily invest its assets in fixed income securities, such as asset-backed securities, commercial and residential mortgage-backed securities issued or guaranteed by the U.S. Government, various agencies of the U.S. Government or various instrumentalities that have been established or sponsored by the U.S. Government, commercial and residential mortgage-backed securities issued by banks and other financial institutions, collateralized mortgage obligations, loans backed by commercial or residential real estate, derivatives and repurchase agreements and reverse repurchase agreements.

[2]

An unmanaged, market value weighted index of fixed-income securities issued in U.S. dollars, including U.S. government and investment grade debt, non-investment grade debt, asset-backed and mortgage-backed securities, Eurobonds, 144A securities and emerging market debt with maturities of at least one year.

[3]

A customized weighted index comprised of the returns of the Bloomberg Barclays U.S. Asset-Backed Securities Index (50%)/Bloomberg Barclays Non-Agency Investment Grade CMBS Index (50%). The Bloomberg Barclays U.S. Asset-Backed Securities Index is composed of debt securities backed by credit card, auto and home equity loans that are rated investment grade or higher by Moody’s, S&P or Fitch Ratings, Inc. Issues must have at least one year to maturity and an outstanding par value of at least $50 million. The Bloomberg Barclays Non-Agency Investment Grade CMBS Index measures the market of conduit and fusion CMBS deals with a minimum current deal size of $300 million that are rated investment grade or higher using the middle rating of Moody’s, S&P, and Fitch after dropping the highest and lowest available ratings. Securities must have a remaining average life of at least one year and must be fixed-rate, weighted average coupon (WAC), or capped WAC securities.

[4]	Commencement of operations.

Performance Summary for the Period Ended September 30, 2016
		Average Annual Total Returns[5]
	6-Month Total Returns	1 Year	Since Inception[6]
Series A Portfolio	7.53%	9.42%	9.51%
Bloomberg Barclays U.S. Universal Index	3.51	6.11	6.19
Reference Benchmark	2.35	3.92	4.30

[5]	See “About Fund Performance” on page 16 for a detailed description of performance related information.

[6]	The Fund commenced operations on September 21, 2015.

Past performance is not indicative of future results.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

Expense Example

	Actual			Hypothetical[8]
	Beginning Account Value April 1, 2016	Ending Account Value September 30, 2016	Expenses Paid During the Period[7]	Beginning Account Value April 1, 2016	Ending Account Value September 30, 2016	Expenses Paid During the Period[7]	Annualized Expense Ratio
Series A Portfolio	$1,000.00	$1,075.30	$0.00	$1,000.00	$1,025.07	$0.00	0.00%

[7]

For shares of the Fund, expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period shown). BlackRock has contractually agreed to waive all fees and pay or reimburse all direct expenses, except extraordinary expenses and interest expense, incurred by the Fund. This agreement has no fixed term.

[8]	Hypothetical 5% annual return before expenses is calculated by prorating the number of days in the most recent fiscal half year divided by 365.

See “Disclosure of Expenses” on page 16 for further information on how expenses were calculated.

BLACKROCK ALLOCATION TARGET SHARES	SEPTEMBER 30, 2016	5

Fund Summary as of September 30, 2016	Series C Portfolio

Investment Objective

Series C Portfolio’s (the “Fund”) investment objective is to seek to maximize total return, consistent with income generation and prudent investment management.

Portfolio Management Commentary

How did the Fund perform?

•

For the six-month period ended September 30, 2016, the Fund outperformed its benchmark, the Bloomberg Barclays U.S. Credit Index. Shares of the Fund can be purchased or held only by or on behalf of certain separately managed account clients. Comparisons of the Fund’s performance versus its benchmark index will differ from comparisons of the benchmark against the performance of the separately managed accounts.

What factors influenced performance?

•

The largest positive contributors included security selection in financials and capital securities, both of which rallied following the U.K.’s vote to exit the European Union. (Capital securities are dividend-paying securities that combine some features of both corporate bonds and preferred stocks, while generally providing higher yields to compensate for being less senior in the issuer’s capital structure.) Positions in the midstream energy (pipeline) industry, which performed well on the strength of rising commodity prices, further benefited results. The Fund’s tactical duration positioning also contributed positively, as did its bias in favor of a flattening yield curve. (Duration is a measure of interest rate sensitivity; bond prices rise as yields fall. The yield curve flattens when long-term bonds outperform shorter-term issues).

•

The Fund’s overweight positions in the pharmaceuticals and cable & satellite industries, both of which experienced elevated volatility, were the largest detractors from performance. An underweight position in the outperforming independent energy also detracted, as did an overweight in tobacco and an underweight in metals & mining.

•	The Fund used derivatives for the purpose of managing interest rate risk, which did not have a material impact on performance.

Describe recent portfolio activity.

•

The Fund increased its allocation to industrials, mainly by adding exposure to the pharmaceuticals, food & beverage and technology industries through the new-issue market. Conversely, the portfolio reduced its exposure to midstream energy, where positive performance created richer valuations. The Fund also decreased its weighting in the communications sector. From a quality perspective, the Fund increased its allocation to bonds rated A and AAA, and reduced its weighting in those rated BBB and AA.

Describe portfolio positioning at period end.

•

The Fund held a neutral weighting in financials, but it remained overweight in U.S. banks and underweight in real estate investment trusts. The Fund maintained an underweight position in industrials. Within the sector, it was overweight in the cable & satellite, pharmaceuticals, tobacco and wireless telecommunications subsectors, while holding underweights in metals & mining, automotive, retail and consumer cyclical services. The Fund had a neutral duration positioning, and it continued to have a flattening bias on the long end of the yield curve.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Portfolio Information

Portfolio Composition	Percent of Total Investments[1]
Corporate Bonds	86%
U.S. Treasury Obligations	4
Capital Trusts	3
Taxable Municipal Bonds	3
Foreign Government Obligations	2
Foreign Agency Obligations	2

Credit Quality Allocation[2]	Percent of Total Investments[1]
AAA/Aaa[3]	6%
AA/Aa	11
A	34
BBB/Baa	48
BB/Ba	1

[1]	Total investments exclude short-term securities.

[2]

For financial reporting purposes, credit quality ratings shown above reflect the highest rating assigned by either S&P or Moody’s if ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated N/R are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

[3]

The investment adviser evaluates the credit quality of not-rated investments based upon certain factors including, but not limited to, credit ratings for similar investments and financial analysis of sectors, individual investments and/or issuers. Using this approach, the investment adviser has deemed not-rated U.S. Government Sponsored Agency Securities and U.S. Treasury Obligations as AAA/Aaa.

6	BLACKROCK ALLOCATION TARGET SHARES	SEPTEMBER 30, 2016

Series C Portfolio

Total Return Based on a $10,000 Investment

[1]

The Fund is non-diversified and will primarily invest its assets in investment grade fixed income securities, such as corporate bonds, notes and debentures, asset-backed securities, commercial and residential mortgage-backed securities, obligations of non-U.S. governments and supranational organizations which are chartered to promote economic development, collateralized mortgage obligations, U.S. Treasury and agency securities, cash equivalent investments, when-issued and delayed delivery securities, derivatives, repurchase agreements and reverse repurchase agreements.

[2]

An unmanaged index that includes publicly issued U.S. corporate and non-corporate securities which include foreign agencies, sovereigns, supranationals and local authorities that meet the specified maturity, liquidity, and quality requirements.

Performance Summary for the Period Ended September 30, 2016
		Average Annual Total Returns[3]
	6-Month Total Returns	1 Year	5 Years	10 Years
Series C Portfolio	4.97%	8.33%	5.80%	6.22%
Bloomberg Barclays U.S. Credit Index	4.76	8.30	4.83	5.77

[3]	See “About Fund Performance” on page 16 for a detailed description of performance related information.

Past performance is not indicative of future results.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

Expense Example

	Actual			Hypothetical[5]
	Beginning Account Value April 1, 2016	Ending Account Value September 30, 2016	Expenses Paid During the Period[4]	Beginning Account Value April 1, 2016	Ending Account Value September 30, 2016	Expenses Paid During the Period[4]	Annualized Expense Ratio
Series C Portfolio	$1,000.00	$1,049.70	$0.00	$1,000.00	$1,025.07	$0.00	0.00%

[4]

For shares of the Fund, expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period shown). BlackRock has contractually agreed to waive all fees and pay or reimburse all direct expenses, except extraordinary expenses and interest expense, incurred by the Fund. This agreement has no fixed term.

[5]	Hypothetical 5% annual return before expenses is calculated by prorating the number of days in the most recent fiscal half year divided by 365.

See “Disclosure of Expenses” on page 16 for further information on how expenses were calculated.

BLACKROCK ALLOCATION TARGET SHARES	SEPTEMBER 30, 2016	7

Fund Summary as of September 30, 2016	Series E Portfolio

Investment Objective

Series E Portfolio’s (the “Fund”) investment objective is to seek to maximize Federal tax-free yield with a secondary goal of total return.

Portfolio Management Commentary

How did the Fund perform?

•

For the six-month period ended September 30, 2016, the Fund underperformed its benchmark, a customized “Reference Benchmark” consisting of 50% S&P® Municipal High-Yield Index, 25% S&P® Municipal Bond A Rating Band Index using the returns of only those A rated bonds that have maturities greater than five years and 25% S&P® Municipal Bond BBB Rating Band Index using the returns of only those BBB rated bonds that have maturities greater than five years. Shares of the Fund can be purchased or held only by or on behalf of certain separately managed account clients. Comparisons of the Fund’s performance versus its benchmark index will differ from comparisons of the benchmark against the performance of the separately managed accounts.

What factors influenced performance?

•

The Fund’s performance was hurt by its large underweight in various Puerto Rico issues, as securities from the territory significantly outperformed all other states. At the sector level, an underweight in tax-backed (states) detracted from performance, again with Puerto Rico as the primary driver. The Fund’s overweights in higher-quality bonds — primarily A and BBB rated securities — also detracted given that lower-rated securities outperformed higher-quality credits during the period.

•

On the plus side, the Fund’s performance was aided by its overweight positions in the health care and development district sectors. The Fund’s longer duration (above-benchmark interest-rate sensitivity) also aided performance, as did its positions in bonds with maturities of 25 years and longer.

•	The Fund utilized a mix of U.S. Treasury futures contracts in order to reduce the portfolio’s risk against a potential rise in interest rates. This strategy had a negligible effect on performance.

Describe recent portfolio activity.

•

Given the strong, positive cash flows into the Fund during the reporting period, the investment adviser’s activity reflected its efforts to stay fully invested. Nevertheless, the Fund’s cash position was higher than usual at the close of the period. Rather than put the cash to work right away, the investment adviser invested it gradually as opportunities permitted.

•

The Fund added securities in longer-dated maturities to capitalize on the flattening of the yield curve. (The curve flattens when long-term yields decline more than short-term yields. Prices and yields move in opposite directions.) The Fund’s weightings in the tax-backed (states and local), transportation and development district sectors increased, while its allocations to corporates, school districts, education and utilities decreased. Additionally, the investment adviser adjusted its risk strategies throughout the period as market conditions warranted.

Describe portfolio positioning at period end.

•

The Fund closed the period with a duration above that of its benchmark, together with a concentration in maturities of 25 years or greater. Its largest sector overweights included development districts, education, transportation and health care, while the most significant underweights were in tax-backed (state and local), utilities and school districts. The Fund was overweight in securities rated A and BBB and underweight in securities rated BB and below. In addition, the Fund maintained a large underweight in Puerto Rico.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Portfolio Information

Sector Allocation	Percent of Total Investments[1]
County/City/Special District/School District	28%
Transportation	17
Health	16
Tobacco	14
Education	10
Housing	7
Utilities	6
Corporate	1
Health Care	1

Credit Quality Allocation[2]	Percent of Total Investments[1]
AAA/Aaa	3%
AA/Aa	17
A	17
BBB/Baa	20
BB/Ba	11
B	9
CCC/Caa	1
N/R	22

[1]	Total investments exclude short-term securities.

[2]

For financial reporting purposes, credit quality ratings shown above reflect the highest rating assigned by either S&P or Moody’s if ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated N/R are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

8	BLACKROCK ALLOCATION TARGET SHARES	SEPTEMBER 30, 2016

Series E Portfolio

Total Return Based on a $10,000 Investment

[1]

The Fund is diversified and will invest in investment grade and non-investment grade municipal bonds. Under normal circumstances, the Fund maintains an average portfolio duration that is within ±25% of the duration of the Reference Benchmark.

[2]

The S&P® Municipal Bond Index is composed of bonds held by managed municipal bond fund customers of Standard & Poor’s Securities Pricing, Inc. that are priced daily. Bonds in the S&P® Municipal Bond Index must have an outstanding par value of at least $2 million and a remaining maturity of not less than one month.

[3]

A customized weighted index comprised of the returns of the S&P® Municipal High-Yield Index (50%)/S&P® Municipal Bond A Rating Band Index (25%) using the returns of only those A rated bonds that have maturities greater than 5 years/S&P® Municipal Bond BBB Rating Band Index (25%) using the returns of only those BBB rated bonds that have the maturities greater than 5 years. The benchmark value used to calculate since inception return is from the close of July 31, 2014. By using this value the benchmark is using 2 extra days of performance (August 1, 2014 and August 4, 2014) compared to the Fund.

[4]	Commencement of operations.

Performance Summary for the Period Ended September 30, 2016
		Average Annual Total Returns[5]
	6-Month Total Returns	1 Year	Since Inception[6]
Series E Portfolio	5.57%	12.38%	9.59%
S&P® Municipal Bond Index	2.53	5.84	4.77
Reference Benchmark	5.96	10.41	7.52[7]

[5]	See “About Fund Performance” on page 16 for a detailed description of performance related information.

[6]	The Fund commenced operations on August 4, 2014.

[7]

The benchmark value used to calculate since inception return is from the close of July 31, 2014. By using this value the benchmark is using 2 extra days of performance (August 1, 2014 and August 4, 2014) compared to the Fund.

Past performance is not indicative of future results.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

Expense Example
	Actual				Hypothetical[10]
			Including Interest Expense	Excluding Interest Expense		Including Interest Expense		Excluding Interest Expense
	Beginning Account Value April 1, 2016	Ending Account Value September 30, 2016	Expenses Paid During the Period[8]	Expenses Paid During the Period[9]	Beginning Account Value April 1, 2016	Ending Account Value September 30, 2016	Expenses Paid During the Period[8]	Ending Account Value September 30, 2016	Expenses Paid During the Period[9]
Series E Portfolio	$1,000.00	$1,055.70	$0.31	$0.00	$1,000.00	$1,024.77	$0.30	$1,025.07	$0.00

[8]

For shares of the Fund, expenses are equal to the annualized expense ratio of 0.06%, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period shown). BlackRock has contractually agreed to waive all fees and pay or reimburse all direct expenses, except extraordinary expenses and interest expense, incurred by the Fund. This agreement has no fixed term.

[9]

For shares of the Fund, expenses are equal to the annualized expense ratio of 0.00%, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period shown). BlackRock has contractually agreed to waive all fees and pay or reimburse all direct expenses, except extraordinary expenses and interest expense, incurred by the Fund. This agreement has no fixed term.

[10]	Hypothetical 5% annual return before expenses is calculated by prorating the number of days in the most recent fiscal half year divided by 365.

See “Disclosure of Expenses” on page 16 for further information on how expenses were calculated.

BLACKROCK ALLOCATION TARGET SHARES	SEPTEMBER 30, 2016	9

Fund Summary as of September 30, 2016	Series M Portfolio

Investment Objective

Series M Portfolio’s (the “Fund”) investment objective is to seek to maximize total return, consistent with income generation and prudent investment management.

Portfolio Management Commentary

How did the Fund perform?

•

For the six-month period ended September 30, 2016, the Fund outperformed its benchmark, the Bloomberg Barclays MBS Index. Shares of the Fund can be purchased or held only by or on behalf of certain separately managed account clients. Comparisons of the Fund’s performance versus its benchmark index will differ from comparisons of the benchmark against the performance of the separately managed accounts.

What factors influenced performance?

•

Fixed-interest payer positions in 5-year and 10-year swaps detracted from the Fund’s performance relative to the benchmark. Allocation-based strategies within 15-year residential mortgage-backed securities (“MBS”) also detracted from performance.

•	The most significant positive contributions to performance came from selection-based strategies within commercial mortgage-backed securities
(“CMBS”), selection-based strategies across 15-year and 30-year MBS, and allocation-based strategies within CMBS.

Describe recent portfolio activity.

•

The Fund maintained a slightly underweight stance with respect to overall portfolio duration (and corresponding interest rate sensitivity) throughout the period. Within the portfolio, the Fund pared back its slight mortgage duration overweight to end the period underweight in mortgage duration relative to the benchmark. The Fund reduced its position in CMBS throughout the period, ending the period slightly in overweight CMBS relative to the benchmark.

Describe portfolio positioning at period end.

•	Relative to the Bloomberg Barclays MBS Index, the Fund ended the period modestly overweight in overall portfolio duration and underweight in mortgage duration.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Portfolio Information

Portfolio Composition	Percent of Total Investments[1]
U.S. Government Sponsored Agency Securities	95%
Non-Agency Mortgage-Backed Securities	4
Asset-Backed Securities	1

Credit Quality Allocation[2]	Percent of Total Investments[1]
AAA/Aaa[3]	97%
AA/Aa	2
N/R	1

[1]	Total investments exclude short-term securities.

[2]

For financial reporting purposes, credit quality ratings shown above reflect the highest rating assigned by either S&P or Moody’s if ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated N/R are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

[3]

The investment adviser evaluates the credit quality of not-rated investments based upon certain factors including, but not limited to, credit ratings for similar investments and financial analysis of sectors, individual investments and/or issuers. Using this approach, the investment adviser has deemed not-rated U.S. Government Sponsored Agency Securities and U.S. Treasury Obligations as AAA/Aaa.

10	BLACKROCK ALLOCATION TARGET SHARES	SEPTEMBER 30, 2016

Series M Portfolio

Total Return Based on a $10,000 Investment

[1]

The Fund is non-diversified and will primarily invest its assets in investment grade commercial and residential mortgage-backed securities, asset-backed securities, collateralized mortgage obligations, U.S. Treasury and agency securities, cash equivalent instruments, when-issued and delayed delivery securities, derivatives and dollar rolls.

[2]	An unmanaged index that includes the mortgage-backed pass-through securities of Ginnie Mae, Fannie Mae and Freddie Mac that meet the maturity and liquidity criteria.

Performance Summary for the Period Ended September 30, 2016

		Average Annual Total Returns[3]
	6-Month Total Returns	1 Year	5 Years	10 Years
Series M Portfolio	2.15%	4.15%	3.73%	5.02%
Bloomberg Barclays MBS Index	1.71	3.61	2.65	4.65

[3]	See “About Fund Performance” on page 16 for a detailed description of performance related information.

Past performance is not indicative of future results.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

Expense Example

	Actual			Hypothetical[5]
	Beginning Account Value April 1, 2016	Ending Account Value September 30, 2016	Expenses Paid During the Period[4]	Beginning Account Value April 1, 2016	Ending Account Value September 30, 2016	Expenses Paid During the Period[4]	Annualized Expense Ratio
Series M Portfolio	$1,000.00	$1,021.50	$0.00	$1,000.00	$1,025.07	$0.00	0.00%

[4]

For shares of the Fund, expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period shown). BlackRock has contractually agreed to waive all fees and pay or reimburse all direct expenses, except extraordinary expenses and interest expense, incurred by the Fund. This agreement has no fixed term.

[5]	Hypothetical 5% annual return before expenses is calculated by prorating the number of days in the most recent fiscal half year divided by 365.

See “Disclosure of Expenses” on page 16 for further information on how expenses were calculated.

BLACKROCK ALLOCATION TARGET SHARES	SEPTEMBER 30, 2016	11

Fund Summary as of September 30, 2016	Series P Portfolio

Investment Objective

Series P Portfolio’s (the “Fund”) investment objective is to seek to provide a duration that is the inverse of its benchmark.

Effective June 1, 2016, the Bloomberg Barclays Bellwether 10 Year Swap Index was added as a secondary benchmark against which the Fund measures performance.

Portfolio Management Commentary

How did the Fund perform?

•

For the six-month period ended September 30, 2016, the Fund underperformed its benchmark, the Bloomberg Barclays U.S. Treasury 7-10 Year Bond Index. Shares of the Fund can be purchased or held only by or on behalf of certain separately managed account clients. Comparisons of the Fund’s performance versus its benchmark index will differ from comparisons of the benchmark against the performance of the separately managed accounts.

What factors influenced performance?

•

As part of its strategy, the Fund engages in the selling of U.S. Treasury futures and uses interest rate swaps to achieve negative duration (i.e., the inverse effect of the benchmark index duration). As a result of this strategy, the Fund receives and holds cash as collateral for these transactions. The use and cost of derivatives will result in a negative contribution to returns when interest rates fall; however, the Fund’s strategy is designed to offset these costs by holding shares of BlackRock Allocation Target Shares: Series S Portfolio (“Series S Portfolio”), a short-term proprietary fund. The use of derivatives is necessary to achieve the Fund’s objective and should therefore be evaluated in a portfolio context and not as a standalone strategy. The Fund’s use of derivatives to facilitate an inverse exposure to the 7- to 10-year part of the U.S. Treasury yield curve detracted from results given that yields fell.

•

The Fund’s allocation to Series S Portfolio contributed to performance. Series S Portfolio generated positive returns from its allocations to structured products, including asset-backed securities (“ABS”) and commercial mortgage-backed securities (“CMBS”). Its positions in agency mortgage-backed securities (“MBS”) and corporate bonds also contributed positively.

Describe recent portfolio activity.

•

The Fund actively managed interest rate risk on the 7- to 10-year part of the yield curve by using derivatives as described above. The Fund maintained its allocation to Series S Portfolio, a short-term proprietary fund, in order to offset the cost of the derivatives.

•

When the six-month period began, the markets were still recovering from the large sell-off that occurred in late 2015 and early this year. Series S Portfolio used the volatility as an opportunity to add exposure to investment-grade corporates, ABS, and CMBS. Later in the period, it added a small allocation to U.S. Treasuries as a means to manage risk against volatility prior to the U.K.’s referendum on its membership in the European Union. After rates fell sharply in response to the surprising result of the vote, Series S Portfolio added exposure to corporate bonds on the expectation that the asset class would benefit from the global search for yield.

•

During the second half of the reporting period, Series S Portfolio added to its allocations in non-agency adjustable-rate mortgages and collateralized mortgage obligations due to their attractive valuations and above-average yields. Series S Portfolio’s theme of favoring higher-yielding investments remained constant throughout the period. Accordingly, it maintained overweights in spread sectors and an underweight in sovereign bonds relative to the benchmark.

Describe portfolio positioning at period end.

•	At period end, the Fund held positions in U.S Treasury futures, interest rate swaps, Series S Portfolio, and the Bank of New York Cash Reserve money market fund.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Portfolio Information

Portfolio Composition	Percent of Net Assets
Fixed Income Funds	32%
Other Assets Less Liabilities	68

Portfolio Holdings	Percent of Affiliated Investment Companies
BlackRock Allocation Target Shares: Series S Portfolio	100%

12	BLACKROCK ALLOCATION TARGET SHARES	SEPTEMBER 30, 2016

Series P Portfolio

Total Return Based on a $10,000 Investment

[1]

The Fund is non-diversified and may invest in a portfolio of securities and other financial instruments, including derivative instruments, in an attempt to provide returns that are the inverse of its benchmark index.

[2]

An unmanaged index that includes all publicly issued, U.S. Treasury securities that have a remaining maturity of between 7 and 10 years, are non-convertible, are denominated in U.S. dollars, are rated Baa3 (or better) by Moody’s or BBB- (or better) by S&P, are fixed rate, and have more than $250 million par outstanding.

[3]	Provides total returns for swaps with varying maturities. For example, the 10-year swap index measures the total return of investing in 10-year par swaps over time.

[4]	Commencement of operations.

Performance Summary for the Period Ended September 30, 2016

	6-Month Total Returns	Average Annual Total Returns[5]
		1 Year	Since Inception[6]
Series P Portfolio	(1.23)%	(4.23)%	(3.43)%
Bloomberg Barclays U.S. Treasury 7-10 Year Bond Index	2.23	5.56	3.29
Bloomberg Barclays Bellwether 10 Year Swap Index	2.65	7.44	4.53

[5]	See “About Fund Performance” on page 16 for a detailed description of performance related information.

[6]	The Fund commenced operations on March 20, 2013.

Past performance is not indicative of future results.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

Expense Example

	Actual			Hypothetical[8]
	Beginning Account Value April 1, 2016	Ending Account Value September 30, 2016	Expenses Paid During the Period[7]	Beginning Account Value April 1, 2016	Ending Account Value September 30, 2016	Expenses Paid During the Period[7]	Annualized Expense Ratio
Series P Portfolio	$1,000.00	$987.70	$0.00	$1,000.00	$1,025.07	$0.00	0.00%

[7]

For shares of the Fund, expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period shown). The fees and expenses of the underlying funds in which the Fund invests are not included in the Fund’s annualized expense ratio. BlackRock has contractually agreed to waive all fees and pay or reimburse all direct expenses, except extraordinary expenses and interest expense, incurred by the Fund. This agreement has no fixed term.

[8]	Hypothetical 5% annual return before expenses is calculated by prorating the number of days in the most recent fiscal half year divided by 365.

See “Disclosure of Expenses” on page 16 for further information on how expenses were calculated.

BLACKROCK ALLOCATION TARGET SHARES	SEPTEMBER 30, 2016	13

Fund Summary as of September 30, 2016	Series S Portfolio

Investment Objective

Series S Portfolio’s (the “Fund”) investment objective is to seek to maximize total return, consistent with income generation and prudent investment management.

Portfolio Management Commentary

How did the Fund perform?

•

For the six-month period ended September 30, 2016, the Fund outperformed its benchmark, the BofA Merrill Lynch 1-3 Year U.S. Treasury Index. Shares of the Fund can be purchased or held only by or on behalf of certain separately managed account clients. Comparisons of the Fund’s performance versus its benchmark index will differ from comparisons of the benchmark against the performance of the separately managed accounts.

What factors influenced performance?

•

The main contributors to the Fund’s performance were its allocations to investment-grade corporate bonds and agency mortgage-backed securities. An allocation to commercial mortgage-backed securities (“CMBS”) and asset-backed securities (“ABS”) also contributed positively.

•

As part of its investment strategy, the Fund held derivatives during the period. Interest rate derivatives are used primarily as a means of managing the portfolio’s duration risk (sensitivity to interest rate movements). The Fund may also use credit default swaps against individual securities or broad indices to manage credit risk in the portfolio. Credit default swaps against indices also help manage market risk. In addition, the Fund may trade foreign currency exchange contracts or use foreign currency derivatives to manage currency risk in the portfolio. The use of derivatives detracted from Fund returns, as duration declined in value given that interest rates drifted lower throughout the reporting period.

Describe recent portfolio activity.

•

When the six-month period began, the markets were still recovering from the large sell-off that occurred in late 2015 and early this year. The Fund used the volatility as an opportunity to add exposure to investment-grade corporates, ABS, and CMBS. Later in the period, it added a small allocation to U.S. Treasuries as a means to manage risk against volatility prior to the U.K.’s referendum on its membership in the European Union. After rates fell sharply in response to the surprising result of the vote, the Fund added exposure to corporate bonds on the expectation that the asset class would benefit from the global search for yield.

•

During the second half of the reporting period, the Fund added to its allocations in non-agency adjustable-rate mortgages and collateralized mortgage obligations due to their attractive valuations and above-average yields. The Fund’s theme of favoring higher-yielding investments remained constant throughout the period. Accordingly, it maintained overweights in spread sectors and an underweight in sovereign bonds relative to the benchmark.

Describe portfolio positioning at period end.

•

The Fund was positioned with a duration slightly above that of its benchmark. The Fund finished the period with overweights in CMBS, agency mortgage-backed securities, ABS, and U.S. investment-grade corporates. Conversely, it was underweight in non-U.S. sovereign debt and emerging markets.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Portfolio Information

Portfolio Composition	Percent of Total Investments[1]
Corporate Bonds	37%
Asset-Backed Securities	26
Non-Agency Mortgage-Backed Securities	20
U.S. Government Sponsored Agency Securities	17

Credit Quality Allocation[2]	Percent of Total Investments[1]
AAA/Aaa[3]	49%
AA/Aa	7
A	19
BBB/Baa	24
N/R	1

[1]	Total investments exclude options purchased.

[2]

For financial reporting purposes, credit quality ratings shown above reflect the highest rating assigned by either S&P or Moody’s if ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated N/R are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

[3]

The investment adviser evaluates the credit quality of not-rated investments based upon certain factors including, but not limited to, credit ratings for similar investments and financial analysis of sectors, individual investments and/or issuers. Using this approach, the investment adviser has deemed not-rated U.S. Government Sponsored Agency Securities and U.S. Treasury Obligations as AAA/Aaa.

14	BLACKROCK ALLOCATION TARGET SHARES	SEPTEMBER 30, 2016

Series S Portfolio

Total Return Based on a $10,000 Investment

[1]

The Fund is non-diversified and will primarily invest its assets in investment grade fixed income securities, such as commercial and residential mortgage-backed securities, obligations of non-U.S. governments and supranational organizations, which are chartered to promote economic development, obligations of domestic and non-U.S. corporations, asset-backed securities, U.S. Treasury and agency securities, cash equivalent investments, when-issued and delayed delivery securities, derivatives, repurchase agreements, reverse repurchase agreements and dollar rolls.

[2]	An unmanaged index comprised of Treasury securities with maturities ranging from one to three years.

Performance Summary for the Period Ended September 30, 2016

		Average Annual Total Returns[3]
	6 Months Total Returns	1 Year	5 Years	10 Years
Series S Portfolio	2.12%	2.75%	2.80%	3.88%
BofA Merrill Lynch 1-3 Year U.S. Treasury Index	0.42	0.88	0.69	2.25

[3]	See “About Fund Performance” on page 16 for a detailed description of performance related information.

Past performance is not indicative of future results.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

Expense Example

	Actual				Hypothetical[6]
			Including Interest Expense	Excluding Interest Expense		Including Interest Expense		Excluding Interest Expense
	Beginning Account Value April 1, 2016	Ending Account Value September 30, 2016	Expenses Paid During the Period[4]	Expenses Paid During the Period[5]	Beginning Account Value April 1, 2016	Ending Account Value September 30, 2016	Expenses Paid During the Period[4]	Ending Account Value September 30, 2016	Expenses Paid During the Period[5]
Series S Portfolio	$1,000.00	$1,021.20	$1.42	$0.00	$1,000.00	$1,023.66	$1.42	$1,025.07	$0.00

[4]

For shares of the Fund, expenses are equal to the annualized expense ratio of 0.28%, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period shown). BlackRock has contractually agreed to waive all fees and pay or reimburse all direct expenses, except extraordinary expenses and interest expense, incurred by the Fund. This agreement has no fixed term.

[5]

For shares of the Fund, expenses are equal to the annualized expense ratio of 0.00%, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period shown). BlackRock has contractually agreed to waive all fees and pay or reimburse all direct expenses, except extraordinary expenses and interest expense, incurred by the Fund. This agreement has no fixed term.

[6]	Hypothetical 5% annual return before expenses is calculated by prorating the number of days in the most recent fiscal half year divided by 365.

See “Disclosure of Expenses” on page 16 for further information on how expenses were calculated.

BLACKROCK ALLOCATION TARGET SHARES	SEPTEMBER 30, 2016	15

About Fund Performance

Performance information reflects past performance and does not guarantee future results. Current performance may be lower or higher than the performance data quoted. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Figures shown in the performance tables on the previous pages assume reinvestment of all distributions, if any, at net asset value (“NAV”) on the ex-dividend/payable dates. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

The performance information also reflects fee waivers and reimbursements that subsidize and reduce the total operating expenses of each Fund. The Funds’ returns would have been lower if there were no such waivers and reimbursements.

Disclosure of Expenses

Shareholders of these Funds may incur the following charges: (a) transactional expenses and (b) operating expenses, including administration fees and other fund expenses. The expense examples shown on the previous pages (which are based on a hypothetical investment of $1,000 invested on April 1, 2016 and held through September 30, 2016) are intended to assist shareholders both in calculating expenses based on an investment in each Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The expense examples provide information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number corresponding to their Fund under the headings entitled “Expenses Paid During the Period.”

The expense examples also provide information about hypothetical account values and hypothetical expenses based on a Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in these Funds and other funds, compare the 5% hypothetical examples with the 5% hypothetical examples that appear in shareholder reports of other funds.

The expenses shown in the expense examples are intended to highlight shareholders’ ongoing costs only and do not reflect any transactional expenses, if any. Therefore, the hypothetical examples are useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

16	BLACKROCK ALLOCATION TARGET SHARES	SEPTEMBER 30, 2016

The Benefits and Risks of Leveraging

The Funds may utilize leverage to seek to enhance returns and NAV. However, these objectives cannot be achieved in all interest rate environments.

The Funds may utilize leverage by entering into reverse repurchase agreements.

Series E Portfolio may leverage its assets through the use of proceeds received in tender option bond (“TOB”) transactions, as described in the Notes to Financial Statements. In a TOB transaction, the Fund transfers municipal bonds or other municipal securities into a special purpose entity (a “TOB Trust”). TOB investments generally provide the Fund with economic benefits in periods of declining short-term interest rates, but expose the Fund to risks during periods of rising short-term interest rates. Additionally, fluctuations in the market value of municipal bonds deposited into a TOB Trust may adversely affect the Fund’s NAV per share.

In general, the concept of leveraging is based on the premise that the financing cost of leverage, which is based on short-term interest rates, is normally lower than the income earned by each Fund on its longer-term portfolio investments purchased with the proceeds from leverage. To the extent that the total assets of each Fund (including the assets obtained from leverage) are invested in higher-yielding portfolio investments, the Funds’ shareholders benefit from the incremental net income.

The interest earned on securities purchased with the proceeds from leverage is distributed to the Funds’ shareholders, and the value of these portfolio holdings is reflected in the Funds’ per share NAV. However, in order to benefit shareholders, the return on assets purchased with leverage proceeds must exceed the ongoing costs associated with the leverage. If interest and other ongoing costs of leverage exceed a Fund’s return on assets purchased with leverage proceeds, income to shareholders is lower than if the Fund had not used leverage.

Furthermore, the value of each Fund’s portfolio investments generally varies inversely with the direction of long-term interest rates, although other factors can also influence the value of portfolio investments. As a result, changes in interest rates can influence each Fund’s NAV positively or negatively in addition to the impact on each Fund’s performance from leverage. Changes in the direction of interest rates are difficult to predict accurately, and there is no assurance that a Fund’s leveraging strategy will be successful.

The use of leverage also generally causes greater changes in each Fund’s NAV and dividend rates than comparable portfolios without leverage. In a declining market, leverage is likely to cause a greater decline in the NAV of a Fund’s shares than if the Fund were not leveraged. In addition, each Fund may be required to sell portfolio securities at inopportune times or at distressed values in order to comply with regulatory requirements applicable to the use of leverage or as required by the terms of the leverage instruments, which may cause the Fund to incur losses. The use of leverage may limit a Fund’s ability to invest in certain types of securities or use certain types of hedging strategies. Each Fund incurs expenses in connection with the use of leverage, all of which are borne by the Funds’ shareholders and may reduce income.

Derivative Financial Instruments

The Funds may invest in various derivative financial instruments. These instruments are used to obtain exposure to a security, commodity, index, market, and/or other asset without owning or taking physical custody of securities, commodities and/or other referenced assets or to manage market, equity, credit, interest rate, foreign currency exchange rate, commodity and/or other risks. Derivative financial instruments may give rise to a form of economic leverage and involve risks, including the imperfect correlation between the value of a derivative financial instrument and the underlying asset, possible default of the counterparty to the transaction or illiquidity of the instrument. The Funds’ successful use of a derivative financial instrument depends on the investment adviser’s ability to predict pertinent market movements accurately, which cannot be assured. The use of these instruments may result in losses greater than if they had not been used, may limit the amount of appreciation a Fund can realize on an investment and/or may result in lower distributions paid to shareholders. The Funds’ investments in these instruments, if any, are discussed in detail in the Notes to Financial Statements.

BLACKROCK ALLOCATION TARGET SHARES	SEPTEMBER 30, 2016	17

Schedule of Investments September 30, 2016 (Unaudited)	Series A Portfolio
(Percentages shown are based on Net Assets)

Asset-Backed Securities	Par (000)	Value
AIMCO CLO, Series 2015-AA, Class E, 8.50%, 1/15/28 (a)(b)	$1,000	$985,297
Ajax Mortgage Loan Trust:
Series 2016-1, Class A, 4.25%, 7/25/47 (a)(c)	305	304,832
Series 2016-B, Class A, 4.00%, 9/25/65 (a)(c)	166	165,384
ALM VII Ltd., Series 2012-7A, Class A1R, 2.31%, 10/15/28 (a)(b)	1,000	1,000,000
ALM VII R-2 Ltd., Series 2013-7R2A, Class D, 5.71%, 4/24/24 (a)(b)	250	241,606
ALM X Ltd., Series 2013-10A, Class C, 3.98%, 1/15/25 (a)(b)	250	239,790
ALM XII Ltd., Series 2015-12A, Class D, 6.18%, 4/16/27 (a)(b)	500	454,789
AMMC CLO IX Ltd., Series 2011-9A, Class ER, 8.33%, 1/15/22 (a)(b)	250	250,538
Anchorage Capital CLO 8 Ltd., Series 2016-8A, Class D, 4.92%, 7/28/28 (a)(b)	250	250,625
Arbor Realty Commercial Real Estate Notes Ltd., Series 2016-FL1A, Class A, 2.20%, 9/15/26 (a)(b)	190	190,000
ARES XXII CLO Ltd., Series 2007-22A, Class B, 1.63%, 8/15/19 (a)(b)	500	486,250
ARES XXV CLO Ltd.:
Series 2012-3A, Class BR, 2.30%, 1/17/24 (a)(b)	1,000	1,000,000
Series 2012-3A, Class CR, 3.05%, 1/17/24 (a)(b)	500	500,000
ARES XXXIX CLO Ltd., Series 2016-39A, Class E, 7.94%, 7/18/28 (a)(b)	250	232,175
Argent Mortgage Loan Trust, Series 2005-W1, Class A2, 0.77%, 5/25/35 (b)	91	72,314
Atlas Senior Loan Fund Ltd., Series 2012-1A, Class A3LR, 3.26%, 8/15/24 (a)(b)	250	250,000
Atrium IX, Series 9A, Class D, 4.33%, 2/28/24 (a)(b)	750	736,875
Babson CLO Ltd., Series 2016-1A, Class E, 7.26%, 4/23/27 (a)(b)	250	236,250
Battalion CLO Ltd., Series 2007-1A, Class C, 1.47%, 7/14/22 (a)(b)	250	246,564
Bayview Financial Revolving Asset Trust, Series 2005-E, Class A1, 1.49%, 12/28/40 (a)(b)	119	89,155
Bayview Opportunity Master Fund IIa Trust, Series 2016-RPL3, Class A1, 3.47%, 7/28/31 (a)(c)	341	341,202
Bayview Opportunity Master Fund IIIa Trust, Series 2016-RN3, Class A1, 3.60%, 9/28/31 (a)(c)	2,500	2,500,000
Bear Stearns Asset-Backed Securities I Trust:
Series 2007-HE2, Class 23A, 0.66%, 3/25/37 (b)	180	140,288
Series 2007-HE3, Class 1A4, 0.87%, 4/25/37 (b)	337	208,792

Asset-Backed Securities	Par (000)	Value
Bear Stearns Asset-Backed Securities Trust, Series 2005-4, Class M2, 1.32%, 1/25/36 (b)	$500	$475,244
BlueMountain CLO Ltd.:
Series 2015-1A, Class D, 6.12%, 4/13/27 (a)(b)	250	239,149
Series 2015-2A, Class E, 6.03%, 7/18/27 (a)(b)	250	216,465
Canyon Capital CLO Ltd.:
Series 2006-1A, Class A1, 0.90%, 12/15/20 (a)(b)	209	205,728
Series 2006-1A, Class C, 1.35%, 12/15/20 (a)(b)	250	240,000
Carlyle Global Market Strategies CLO Ltd.:
Series 2012-2A, Class B1R, 2.80%, 7/20/23 (a)(b)	250	249,994
Series 2012-3A, Class CR, 5.17%, 10/14/28 (a)(b)	500	500,000
Series 2013-3A, Class B, 3.33%, 7/15/25 (a)(b)	250	249,450
Series 2013-3A, Class C, 4.08%, 7/15/25 (a)(b)	250	242,436
Series 2015-4A, Class SBB1, 9.20%, 10/20/27 (a)	193	188,200
Series 2016-1A, Class D, 8.23%, 4/20/27 (a)(b)	250	251,050
Series 2016-3A, Class D, 7.79%, 10/20/29 (a)(b)	250	241,550
Carrington Mortgage Loan Trust:
Series 2006-FRE2, Class A2, 0.64%, 10/25/36 (b)	370	223,289
Series 2006-FRE2, Class A3, 0.68%, 10/25/36 (b)	296	191,873
Series 2006-NC2, Class A3, 0.67%, 6/25/36 (b)	976	899,524
Series 2006-NC3, Class A4, 0.76%, 8/25/36 (b)	630	380,865
C-BASS Trust:
Series 2006-CB9, Class A2, 0.63%, 11/25/36 (b)	70	43,657
Series 2006-CB9, Class A4, 0.75%, 11/25/36 (b)	18	11,717
Series 2007-CB1, Class AF2, 3.94%, 1/25/37 (c)	342	172,777
Series 2007-CB5, Class A2, 0.66%, 4/25/37 (b)	71	52,129
CIFC Funding Ltd., Series 2014-3A, Class C1, 3.50%, 7/22/26 (a)(b)	250	249,784
Conseco Finance Securitizations Corp., Series 2000-4, Class A6, 8.31%, 5/01/32 (b)	2,498	1,539,933
Conseco Financial Corp, Series 1996-10, Class B1, 7.24%, 11/15/28 (b)	65	54,807

Portfolio Abbreviations

ABS	Asset-Backed Security	IDA	Industrial Development Authority
AGM	Assured Guaranty Municipal Corp.	LIBOR	London Interbank Offered Rate
AMT	Alternative Minimum Tax (subject to)	OTC	Over-the-counter
BAM	Build America Mutual Assurance Co.	RB	Revenue Bonds
BAN	Bond Anticipation Notes	REIT	Real Estate Investment Trust
CLO	Collateralized Loan Obligation	REMIC	Real Estate Mortgage Investment Conduit
EDA	Economic Development Authority	S&P	Standard & Poor’s
GO	General Obligation Bonds	TBA	To-be-announced

See Notes to Financial Statements.

18	BLACKROCK ALLOCATION TARGET SHARES	SEPTEMBER 30, 2016

Schedule of Investments (continued)	Series A Portfolio

Asset-Backed Securities	Par (000)	Value
Countrywide Asset-Backed Certificates:
Series 2006-11, Class 3AV2, 0.68%, 9/25/46 (b)	$22	$20,740
Series 2007-S3, Class A3, 0.90%, 5/25/37 (b)	201	160,196
Countrywide Revolving Home Equity Loan Trust, Series 2004-U, Class 2A, 0.79%, 3/15/34 (b)	98	77,817
Credit-Based Asset Servicing and Securitization LLC:
Series 2006-CB2, Class AF4, 3.49%, 12/25/36 (c)	32	23,844
Series 2006-SL1, Class A3, 0.75%, 9/25/36 (a)(b)	7,127	1,359,624
Series 2007-RP1, Class A, 0.84%, 5/25/46 (a)(b)	100	79,996
CWHEQ Home Equity Loan Trust, Series 2006-S2, Class A3, 5.84%, 7/25/27	1,134	1,271,544
CWHEQ Revolving Home Equity Loan Resuritization Trust:
Series 2006-RES, Class 4Q1B, 0.81%, 12/15/33 (a)(b)	70	58,434
Series 2006-RES, Class 5B1B, 0.70%, 5/15/35 (a)(b)	30	25,138
CWHEQ Revolving Home Equity Loan Trust, Series 2006-G, Class 2A, 0.67%, 10/15/36 (b)	742	638,424
First Franklin Mortgage Loan Trust, Series 2006-FF5, Class 2A3, 0.68%, 4/25/36 (b)	81	70,910
Flatiron CLO Ltd., Series 12-1AR, Class BR, 4.25%, 10/25/21 (a)(b)	1,000	1,000,000
GE-WMC Asset-Backed Pass-Through Certificates, Series 2005-2, Class A2C, 0.77%, 12/25/35 (b)	41	38,732
GFT Mortgage Loan Trust, Series 2015-GFT2, Class A, 4.34%, 6/25/59 (a)(c)	86	86,290
GMACM Home Equity Loan Trust, Series 2006-HE1, Class A, 0.73%, 11/25/36 (b)	1,002	969,974
GoldenTree Loan Opportunities IV Ltd., Series 2007-4A, Class B, 1.52%, 8/18/22 (a)(b)	250	245,725
GSAA Trust, Series 2007-2, Class AF3, 5.92%, 3/25/37 (b)	33	15,047
GSAMP Trust, Series 2006-FM2, Class A2B, 0.64%, 9/25/36 (b)	175	84,302
Home Equity Mortgage Loan Asset-Backed Trust, Series 2004-A, Class M2, 2.51%, 7/25/34 (b)	44	41,048
Invitation Homes Trust:
Series 2014-SFR2, Class C, 2.73%, 9/17/31 (a)(b)	500	502,160
Series 2014-SFR2, Class E, 3.92%, 9/17/31 (a)(b)	100	100,174
JPMorgan Mortgage Acquisition Trust, Series 2006-WF1, Class A3A, 5.83%, 7/25/36 (c)	1,863	1,044,089
LCM XV LP, Series 15A, Class C, 3.93%, 8/25/24 (a)(b)	250	250,002
LCM XVIII LP, Series 18A, Class B1, 3.00%, 4/20/27 (a)(b)	500	500,101
Lehman ABS Manufactured Housing Contract Trust, Series 2001-B, Class M2, 7.17%, 4/15/40 (b)	2,398	1,772,889
Long Beach Mortgage Loan Trust:
Series 2006-2, Class 2A3, 0.71%, 3/25/46 (b)	1,114	533,076

Asset-Backed Securities	Par (000)	Value
Series 2006-2, Class 2A4, 0.81%, 3/25/46 (b)	$107	$53,006
Series 2006-4, Class 2A4, 0.78%, 5/25/36 (b)	18	9,022
Series 2006-9, Class 2A3, 0.68%, 10/25/36 (b)	18	8,117
Madison Park Funding X Ltd.:
Series 2012-10A, Class A2, 2.10%, 1/20/25 (a)(b)	1,000	995,434
Series 2012-10A, Class B1, 3.05%, 1/20/25 (a)(b)	250	250,500
Madison Park Funding XI Ltd., Series 2013-11A, Class A1B, 2.16%, 10/23/25 (a)(b)	1,000	999,930
Madison Park Funding XX Ltd., Series 2016-20A, Class E, 8.08%, 4/27/27 (a)(b)	250	256,507
MASTR Asset-Backed Securities Trust:
Series 2006-AM2, Class A4, 0.78%, 6/25/36 (a)(b)	500	334,512
Series 2007-HE1, Class A4, 0.80%, 5/25/37 (b)	83	50,696
MASTR Specialized Loan Trust, Series 2006-3, Class A, 0.78%, 6/25/46 (a)(b)	40	35,056
Morgan Stanley IXIS Real Estate Capital Trust:
Series 2006-2, Class A2, 0.63%, 11/25/36 (b)	68	31,988
Series 2006-2, Class AFPT, 0.60%, 11/25/36 (b)	2,393	1,108,592
Mountain Hawk I CLO Ltd., Series 2013-1A, Class B1, 2.88%, 1/20/24 (a)(b)	500	495,400
Navient Private Education Loan Trust:
Series 2015-AA, Class A2A, 2.65%, 12/15/28 (a)	110	112,597
Series 2015-AA, Class A2B, 1.72%, 12/15/28 (a)(b)	150	151,274
Series 2015-AA, Class A3, 2.21%, 11/15/30 (a)(b)	100	102,617
Series 2016-AA, Class A2A, 3.91%, 12/15/45 (a)	890	948,910
Series 2016-AA, Class A2B, 2.66%, 12/15/45 (a)(b)	600	626,725
Neuberger Berman CLO XIII Ltd.:
Series 2012-13A, Class B, 3.01%, 1/23/24 (a)(b)	500	499,963
Series 2012-13A, Class D, 5.21%, 1/23/24 (a)(b)	500	499,993
Oakwood Mortgage Investors, Inc., Series 2001-D, Class A2, 5.26%, 1/15/19 (b)	54	42,766
OCP CLO Ltd.:
Series 2014-7A, Class A1A, 2.30%, 10/20/26 (a)(b)	470	469,980
Series 2016-12A, Class A1, 2.43%, 10/18/28 (a)(b)	1,000	999,000
Series 2016-12A, Class C, 5.00%, 10/18/28 (a)(b)	1,000	956,100
Octagon Investment Partners XIV Ltd., Series 2012-1A, Class C, 4.68%, 1/15/24 (a)(b)	500	499,965
Octagon Investment Partners XVII Ltd., Series 2013-1A, Class A2R, 2.31%, 10/25/25 (a)(b)	250	250,000
Octagon Investment Partners XXI Ltd., Series 2014-1A, Class D, 7.42%, 11/14/26 (a)(b)	250	235,658
OHA Credit Partners XI Ltd., Series 2015-11A, Class E, 7.40%, 10/20/28 (a)(b)	500	473,103

See Notes to Financial Statements.

BLACKROCK ALLOCATION TARGET SHARES	SEPTEMBER 30, 2016	19

Schedule of Investments (continued)	Series A Portfolio

Asset-Backed Securities	Par (000)		Value
OneMain Financial Issuance Trust:
Series 2014-1A, Class A, 2.43%, 6/18/24 (a)	$299		$299,642
Series 2014-1A, Class B, 3.24%, 6/18/24 (a)	500		503,533
Series 2014-2A, Class A, 2.47%, 9/18/24 (a)	414		414,534
Series 2014-2A, Class B, 3.02%, 9/18/24 (a)	1,000		998,591
Series 2014-2A, Class C, 4.33%, 9/18/24 (a)	100		99,735
Series 2014-2A, Class D, 5.31%, 9/18/24 (a)	1,000		1,002,907
Series 2015-2A, Class C, 4.32%, 7/18/25 (a)	1,000		996,171
Series 2015-3A, Class D, 6.94%, 11/20/28 (a)	1,000		979,524
OZLM VI Ltd., Series 2014-6A, Class B, 3.58%, 4/17/26 (a)(b)	250		249,984
OZLM VII Ltd., Series 2014-7A, Class A2A, 2.73%, 7/17/26 (a)(b)	1,600		1,600,014
OZLM XIV Ltd., Series 2015-14A, Class D, 7.03%, 1/15/29 (a)(b)	500		463,738
Palmer Square Loan Funding Ltd.:
Series 2016-2A, Class A2, 2.73%, 6/21/24 (a)(b)	500		499,943
Series 2016-2A, Class B, 3.78%, 6/21/24 (a)(b)	250		249,969
Series 2016-2A, Class C, 4.93%, 6/21/24 (a)(b)	250		250,063
Progress Residential Trust, Series 2016-SFR1, Class E, 4.38%, 9/17/33 (a)(b)	150		151,012
PRPM LLC, Series 2016-1A, Class A1, 4.00%, 9/25/18 (a)(c)	1,000		1,000,000
Race Point IX CLO Ltd., Series 2015-9A, Class A1, 2.19%, 4/15/27 (a)(b)	250		250,082
Santander Drive Auto Receivables Trust, Series 2012-AA, Class Cert, 0.00%, 12/16/19 (a)	—	(d)	1,070,000
Seneca Park CLO Ltd., Series 2014-1A, Class D, 4.18%, 7/17/26 (a)(b)	250		243,778
SLM Private Credit Student Loan Trust, Series 2006-A, Class A4, 0.84%, 12/15/23 (b)	210		207,884
SMB Private Education Loan Trust:
Series 2014-A, Class A3, 2.01%, 5/15/31-4/15/32 (a)(b)	2,560		2,576,045
Series 2015-A, Class A2A, 2.49%, 6/15/27 (a)	4,100		4,175,305
Series 2015-C, Class A2B, 1.92%, 7/15/27 (a)(b)	100		101,816
Series 2015-C, Class A3, 2.46%, 8/16/32 (a)(b)	400		414,942
Series 2015-C, Class B, 3.50%, 9/15/43 (a)	500		491,641
Series 2015-C, Class C, 4.50%, 9/17/46 (a)	1,000		1,007,519
Series 2016-A, Class A2A, 2.70%, 5/15/31 (a)	620		631,839
Series 2016-B, Class A2A, 2.43%, 2/17/32 (a)	190		190,438
Series 2016-B, Class A2B, 1.94%, 2/17/32 (a)(b)	260		263,084
SoFi Professional Loan Program LLC, Series 2016-D, Class A2B, 2.34%, 4/25/33 (a)	180		179,974
Sound Point CLO IV Ltd., Series 2013-3A, Class D, 4.20%, 1/21/26 (a)(b)	250		241,477

Asset-Backed Securities	Par (000)	Value
Sound Point CLO X Ltd., Series 2015-3A, Class E, 7.38%, 1/20/28 (a)(b)	$250	$236,250
Sound Point CLO XI Ltd., Series 2016-1A, Class A, 2.18%, 7/20/28 (a)(b)	250	250,925
Sound Point CLO XII Ltd., Series 2016-2A, Class A, 2.14%, 10/20/28 (a)(b)	250	250,625
Soundview Home Loan Trust, Series 2004-WMC1, Class M2, 1.32%, 1/25/35 (b)	622	590,066
SpringCastle America Funding LLC, Series 2016-AA, Class A, 3.05%, 4/25/29 (a)	1,670	1,670,000
Springleaf Funding Trust:
Series 2014-AA, Class B, 3.45%, 12/15/22 (a)	500	500,469
Series 2014-AA, Class C, 4.45%, 12/15/22 (a)	650	649,012
Series 2015-AA, Class B, 3.62%, 11/15/24 (a)	250	252,227
Symphony CLO XI Ltd., Series 2013-11A, Class D, 4.68%, 1/17/25 (a)(b)	500	499,965
Trimaran CLO VII Ltd., Series 2007-1A, Class A3L, 1.52%, 6/15/21 (a)(b)	200	196,244
U.S. Residential Opportunity Fund II Trust, Series 2016-1II, Class A, 3.47%, 7/27/36- 8/27/36 (a)(c)	443	442,463
U.S. Residential Opportunity Fund III Trust, Series 2016-1III, Class A, 3.47%, 7/27/36-8/27/36 (a)(c)	1,030	1,029,165
U.S. Residential Opportunity Fund IV Trust:
Series 2016-1IV, Class A, 3.47%, 7/27/36 (a)(c)	706	706,568
Series 2016-2IV, Class A, 3.47%, 8/27/36 (a)(c)	567	566,938
Venture XVII CLO Ltd., Series 2014-17A, Class B1, 2.78%, 7/15/26 (a)(b)	250	249,994
Vibrant CLO IV Ltd., Series 2016-4A, Class D, 5.13%, 7/20/28 (a)(b)	1,000	992,567
VOLT L LLC, Series 2016-NP10, Class A1, 3.50%, 9/25/46 (a)(c)	2,500	2,500,000
VOLT XLV LLC, Series 2016-NPL5, Class A1, 4.00%, 5/25/46 (a)(c)	207	208,890
VOLT XLVI LLC, Series 2016-NPL6, Class A1, 3.84%, 6/25/46 (a)(c)	921	926,435
VOLT XLVII LLC, Series 2016-NPL7, Class A1, 3.75%, 6/25/46 (a)(c)	1,048	1,051,261
VOLT XLVIII LLC, Series 2016-NPL8, Class A1, 3.50%, 7/25/46 (a)(c)	343	343,068
VOLT XXXV, Series 2016-NPL9, Class A1, 3.50%, 9/25/46 (a)(c)	628	627,958
Voya CLO Ltd.:
Series 2012-1A, Class A2R, 2.51%, 3/14/22 (a)(b)	500	500,013
Series 2012-3A, Class BR, 2.63%, 10/15/22 (a)(b)	250	249,883
Washington Mutual Asset-Backed Certificates:
Series 2006-HE4, Class 2A2, 0.70%, 9/25/36 (b)	318	160,695
Series 2006-HE5, Class 1A, 0.68%, 10/25/36 (b)	133	100,349
World Financial Network Credit Card Master Trust, Series 2012-C, Class C, 4.55%, 8/15/22	460	471,471

See Notes to Financial Statements.

20	BLACKROCK ALLOCATION TARGET SHARES	SEPTEMBER 30, 2016

Schedule of Investments (continued)	Series A Portfolio

Asset-Backed Securities	Par (000)	Value
York CLO 1 Ltd., Series 2014-1A, Class D, 4.80%, 1/22/27 (a)(b)	$1,000	$986,307
Total Asset-Backed Securities — 62.3%		79,725,026

Corporate Bonds
Banks — 0.1%
Washington Mutual Bank:
0.00% (e)(f)(g)	500	108,125
0.00% (e)(f)(g)	250	54,063

		162,188
Total Corporate Bonds — 0.1%		162,188

Non-Agency Mortgage-Backed Securities
Collateralized Mortgage Obligations — 11.6%
Ajax Mortgage Loan Trust:
Series 2015-C, Class A, 3.88%, 3/25/57 (a)(c)	425	426,855
Series 2016-A, Class A, 4.25%, 8/25/64 (a)(c)	250	248,789
American Home Mortgage Assets Trust:
Series 2006-4, Class 1A12, 0.70%, 10/25/46 (b)	195	129,483
Series 2006-5, Class A1, 1.41%, 11/25/46 (b)	1,347	1,697,404
Series 2007-1, Class A1, 0.90%, 2/25/47 (b)	54	31,883
Angel Oak Mortgage Trust I LLC, Series 2016-1, Class A1, 3.50%, 7/25/46 (a)(c)	170	169,711
Bear Stearns ALT-A Trust II, Series 2007-1, Class 1A1, 3.04%, 9/25/47 (b)	271	189,154
Bear Stearns Asset-Backed Securities I Trust, Series 2006-AC1, Class 1A2, 6.25%, 2/25/36 (c)	316	242,914
Bear Stearns Mortgage Funding Trust:
Series 2007-AR2, Class A1, 0.69%, 3/25/37 (b)	620	506,063
Series 2007-AR4, Class 2A1, 0.73%, 6/25/37 (b)	57	46,658
COLT Mortgage Loan Trust, Series 2016-1, Class A1, 3.00%, 5/25/46 (a)	115	115,897
Countrywide Alternative Loan Trust:
Series 2005-72, Class A3, 0.82%, 1/25/36 (b)	916	779,847
Series 2005-76, Class 2A1, 1.51%, 2/25/36 (b)	1,140	1,002,671
Series 2007-9T1, Class 1A1, 6.00%, 5/25/37	358	261,235
Series 2007-OA2, Class 1A1, 1.33%, 3/25/47 (b)	549	429,001
Credit Suisse Commercial Mortgage Trust, Series 2014-9R, Class 9A1, 0.61%, 8/27/36 (a)(b)	224	172,999
Deephaven Residential Mortgage Trust, Series 2016-1A, Class A1, 4.00%, 7/25/46 (a)	287	286,705
GreenPoint Mortgage Funding Trust, Series 2006-AR2, Class 4A1, 2.49%, 3/25/36 (b)	44	36,592

Non-Agency Mortgage-Backed Securities	Par (000)	Value
Collateralized Mortgage Obligations (continued)
GSMPS Mortgage Loan Trust:
Series 2005-RP2, Class 1AF, 0.87%, 3/25/35 (a)(b)	$128	$110,222
Series 2006-RP1, Class 1AF1, 0.87%, 1/25/36 (a)(b)	96	80,059
Lehman XS Trust, Series 2007-20N, Class A1, 1.64%, 12/25/37 (b)	85	64,561
LSTAR Securities Investment Ltd.:
Series 2016-2, Class A, 2.52%, 3/01/21 (a)(b)	575	563,955
Series 2016-3, Class A, 2.53%, 9/01/21 (a)(b)	3,000	2,955,938
LSTAR Securities Investment Trust:
Series 2015-2, Class A, 2.52%, 1/01/20 (a)(b)	410	404,275
Series 2015-3, Class A, 2.52%, 3/01/20 (a)(b)	240	236,944
Mortgage Loan Resecuritization Trust, Series 2009-RS1, Class A85, 0.85%, 4/16/36 (a)(b)	513	422,885
New Residential Mortgage Loan Trust, Series 2015-2A, Class A2, 3.75%, 8/25/55 (a)(b)	82	82,655
Nomura Resecuritization Trust, Series 2014-3R, Class 3A9, 1.01%, 11/26/35 (a)(b)	100	88,963
Reperforming Loan REMIC Trust, Series 2005-R3, Class AF, 0.92%, 9/25/35 (a)(b)	1,775	1,533,402
Stanwich Mortgage Loan Co. LLC, Series 2016-NPL2, Class NOTE, 3.72%, 8/16/46 (a)(c)	1,140	1,140,000
Structured Asset Securities Corp. Mortgage Loan Trust, Series 2006-RF4, Class 2A1, 6.00%, 10/25/36 (a)	89	78,044
Washington Mutual Mortgage Pass-Through Certificates, Series 2006-4, Class 3A1, 6.50%, 5/25/36 (c)	287	207,009
Wedgewood Real Estate Trust, Series 2016-1, Class A1, 3.45%, 7/15/46 (a)(b)	80	79,695

		14,822,468
Commercial Mortgage-Backed Securities — 20.4%
Banc of America Commercial Mortgage Trust:
Series 2007-1, Class AMFX, 5.48%, 1/15/49 (b)	50	49,755
Series 2007-2, Class AM, 5.80%, 4/10/49 (b)	60	61,029
Banc of America Merrill Lynch Commercial Mortgage Securities Trust:
Series 2013-DSNY, Class F, 4.01%, 9/15/26 (a)(b)	119	117,871
Series 2015-200P, Class F, 3.72%, 4/14/33 (a)(b)	394	358,438
Series 2016-ISQ, Class E, 3.73%, 8/14/34 (a)(b)	300	270,750
Barclays Commercial Mortgage Trust, Series 2015-SRCH, Class A1, 3.31%, 8/10/35 (a)	495	523,191
Bayview Commercial Asset Trust:
Series 2007-2A, Class A1, 0.80%, 7/25/37 (a)(b)	99	84,991
Series 2007-4A, Class A1, 0.94%, 9/25/37 (a)(b)	52	44,137

See Notes to Financial Statements.

BLACKROCK ALLOCATION TARGET SHARES	SEPTEMBER 30, 2016	21

Schedule of Investments (continued)	Series A Portfolio

Non-Agency Mortgage-Backed Securities	Par (000)	Value
Commercial Mortgage-Backed Securities (continued)
Bear Stearns Commercial Mortgage Securities Trust:
Series 2007-PW17, Class AMFL, 1.20%, 6/11/50 (a)(b)	$500	$492,130
Series 2007-PW18, Class AM, 6.08%, 6/11/50 (b)	25	25,848
BWAY Mortgage Trust:
Series 2013-1515, Class C, 3.45%, 3/10/33 (a)	250	250,362
Series 2013-1515, Class E, 3.72%, 3/10/33 (a)	100	97,844
Series 2013-1515, Class F, 4.06%, 3/10/33 (a)(b)	310	297,469
BXHTL Mortgage Trust, Series 2015-JWRZ, Class GL1, 3.38%, 5/15/29 (a)(b)	1,000	984,955
CCRESG Commercial Mortgage Trust, Series 2016-HEAT, Class D, 5.67%, 4/10/29 (a)(b)	190	191,043
CD Mortgage Trust, Series 2006-CD3, Class AM, 5.65%, 10/15/48	80	80,068
CFCRE Commercial Mortgage Trust:
Series 2016-C3, Class D, 3.05%, 1/10/48 (a)(b)	450	317,244
Series 2016-C4, Class A4, 3.28%, 5/10/58	40	42,024
Series 2016-C4, Class C, 5.04%, 5/10/58 (b)	130	135,741
CGGS Commercial Mortgage Trust:
Series 2016-RNDB, Class AFL, 2.16%, 2/15/33 (a)(b)	442	444,632
Series 2016-RNDB, Class DFL, 5.23%, 2/15/33 (a)(b)	434	437,654
Citigroup Commercial Mortgage Trust:
Series 2013-375P, Class C, 3.63%, 5/10/35 (a)(b)	100	103,094
Series 2013-375P, Class D, 3.63%, 5/10/35 (a)(b)	100	100,313
Series 2013-375P, Class E, 3.63%, 5/10/35 (a)(b)	250	238,621
Series 2015-SSHP, Class A, 1.67%, 9/15/27 (a)(b)	300	299,702
Series 2015-SSHP, Class D, 3.56%, 9/15/27 (a)(b)	100	97,854
Series 2016-C1, Class C, 5.12%, 5/10/49 (b)	10	10,255
Series 2016-SMPL, Class E, 4.51%, 9/08/31 (a)(b)	510	509,978
Commercial Mortgage Pass-Through Certificates:
Series 2007-C9, Class AJFL, 1.21%, 12/10/49 (a)(b)	1,000	964,004
Series 2007-C9, Class AMFL, 1.16%, 12/10/49 (a)	10	9,850
Series 2013-WWP, Class D, 3.90%, 3/10/31 (a)	110	110,547
Series 2014-TCW, Class D, 2.78%, 2/13/32 (a)(b)	750	739,298
Series 2014-TWC, Class E, 3.76%, 2/13/32 (a)(b)	200	195,989
Series 2015-3BP, Class F, 3.35%, 2/10/25 (a)(b)	100	87,593
Series 2015-CR23, Class D, 4.40%, 5/10/48 (b)	500	380,819
Series 2015-CR25, Class D, 3.95%, 8/10/48 (b)	750	576,552
Series 2015-LC19, Class D, 2.87%, 2/10/48 (a)	100	77,302

Non-Agency Mortgage-Backed Securities	Par (000)	Value
Commercial Mortgage-Backed Securities (continued)
Core Industrial Trust, Series 2015-TEXW, Class D, 3.98%, 2/10/34 (a)(b)	$100	$101,739
Countrywide Commercial Mortgage Trust, Series 2007-MF1, Class A, 6.30%, 11/12/43 (a)(b)	9	9,254
CSAIL Commercial Mortgage Trust:
Series 2015-C3, Class D, 3.51%, 8/15/48 (b)	125	93,612
Series 2016-C6, Class C, 4.91%, 1/15/49 (b)	10	10,826
Deutsche Bank JPMorgan Mortgage Trust, Series 2016-C3, Class D, 3.64%, 9/10/49 (a)(b)	220	167,735
FREMF Mortgage Trust:
Series 2015-K47, Class B, 3.72%, 6/25/48 (a)(b)	84	83,536
Series 2015-K50, Class B, 3.91%, 10/25/48 (a)(b)	30	29,821
Series 2016-K57, Class B, 3.92%, 6/25/48 (a)	570	546,208
GAHR Commercial Mortgage Trust:
Series 2015-NRF, Class DFX, 3.49%, 12/15/34 (a)(b)	100	100,537
Series 2015-NRF, Class EFX, 3.49%, 12/15/34 (a)(b)	200	196,025
Series 2015-NRF, Class FFX, 3.49%, 12/15/34 (a)(b)	1,100	1,046,532
GP Portfolio Trust, Series 2014-GPP, Class E, 4.36%, 2/15/27 (a)(b)	125	120,057
Great Wolf Trust, Series 2015-WOLF, Class D, 4.00%, 5/15/34 (a)(b)	256	253,432
GS Mortgage Securities Trust:
Series 2007-GG10, Class A4, 5.99%, 8/10/45 (b)	9	8,831
Series 2014-GC22, Class D, 4.80%, 6/10/47 (a)(b)	1,000	812,097
Series 2016-GS3, Class A4, 2.85%, 10/10/49	380	392,996
Series 2016-RENT, Class C, 4.20%, 2/10/29 (a)(b)	100	103,376
Hilton USA Trust:
Series 2013-HLF, Class EFL, 4.27%, 11/05/30 (a)(b)	272	272,147
Series 2013-HLT, Class AFX, 2.66%, 11/05/30 (a)	110	109,981
Series 2013-HLT, Class BFX, 3.37%, 11/05/30 (a)	200	199,965
Series 2013-HLT, Class EFX, 5.61%, 11/05/30 (a)(b)	370	370,571
Hudson Yards Mortgage Trust, Series 2016-10HY, Class A, 2.84%, 8/10/38 (a)	100	101,571
JPMorgan Chase Commercial Mortgage Securities Trust:
Series 2015-CSMO, Class A, 1.76%, 1/15/32 (a)(b)	1,000	999,164
Series 2015-CSMO, Class D, 3.81%, 1/15/32 (a)(b)	900	897,587
Series 2015-CSMO, Class E, 4.46%, 1/15/32 (a)(b)	100	99,703
Series 2015-CSMO, Class F, 5.76%, 1/15/32 (a)(b)	1,500	1,498,332
Series 2015-UES, Class E, 3.74%, 9/05/32 (a)(b)	600	586,392

See Notes to Financial Statements.

22	BLACKROCK ALLOCATION TARGET SHARES	SEPTEMBER 30, 2016

Schedule of Investments (continued)	Series A Portfolio

Non-Agency Mortgage-Backed Securities	Par (000)	Value
Commercial Mortgage-Backed Securities (continued)
Series 2016-ATRM, Class D, 5.35%, 10/05/20 (a)	$250	$255,270
Series 2016-NINE, Class A, 2.85%, 10/06/38	500	515,100
JPMorgan Commercial Mortgage-Backed Securities Trust, Series 2009-RR1, Class A4B, 5.71%, 3/18/51 (a)(b)	500	504,840
Lone Star Portfolio Trust:
Series 2015-LSP, Class D, 4.51%, 9/15/28 (a)(b)	85	85,285
Series 2015-LSP, Class E, 6.11%, 9/15/28 (a)(b)	853	852,345
Morgan Stanley Bank of America Merrill Lynch Trust:
Series 2015-C20, Class D, 3.07%, 2/15/48 (a)	100	72,037
Series 2015-C25, Class D, 3.07%, 10/15/48	750	545,043
Series 2015-C26, Class D, 3.06%, 10/15/48 (a)	280	200,533
Morgan Stanley Capital I Trust:
Series 2007-HQ11, Class AMFL, 0.70%, 2/12/44 (b)	100	98,947
Series 2014-CPT, Class F, 3.56%, 7/13/29 (a)(b)	100	98,484
Series 2014-CPT, Class G, 3.56%, 7/13/29 (a)(b)	100	96,895
Velocity Commercial Capital Loan Trust:
Series 2015-1, Class AFL, 2.95%, 6/25/45 (a)(b)	282	284,447
Series 2016-1, Class AFL, 2.97%, 4/25/46 (a)(b)	318	318,832
Wachovia Bank Commercial Mortgage Trust:
Series 2006-C28, Class AJ, 5.63%, 10/15/48 (b)	250	249,263
Series 2007-C32, Class AMFX, 5.70%, 6/15/49 (a)	500	508,195
Wells Fargo Commercial Mortgage Trust:
Series 2015-C27, Class D, 3.77%, 2/15/48 (a)	1,000	727,905
Series 2015-NXS3, Class D, 3.15%, 9/15/57 (a)	500	335,623
Series 2015-NXS4, Class D, 3.76%, 12/15/48 (b)	1,000	826,313
Series 2016-C33, Class A4, 3.43%, 3/15/59	250	267,196
Series 2016-C34, Class C, 5.20%, 6/15/49 (b)	130	136,775
Series 2016-NXS5, Class D, 5.05%, 1/15/59 (b)	250	221,936

		26,222,238
Interest Only Commercial Mortgage-Backed Securities — 3.7%
B2R Mortgage Trust, Series 2015-2, Class XA, 2.33%, 11/15/48 (a)(b)	13,120	808,713
Banc of America Commercial Mortgage Trust:
Series 2015-UBS7, Class XA, 1.07%, 9/15/48 (b)	989	60,088
Series 2016-UB10, Class XA, 2.17%, 6/15/49 (b)	739	94,053
Barclays Commercial Mortgage Trust, Series 2015-SRCH, Class XB, 0.30%, 8/10/35 (a)(b)	12,500	249,750
CFCRE Commercial Mortgage Trust, Series 2016-C4, Class XA, 1.94%, 5/10/58 (b)	545	67,042
Citigroup Commercial Mortgage Trust, Series 2014-GC25, Class XE, 1.39%, 10/10/47 (a)(b)	1,000	76,424

Non-Agency Mortgage-Backed Securities	Par (000)	Value
Interest Only Commercial Mortgage-Backed Securities (continued)
Commercial Mortgage Pass-Through Certificates, Series 2015-LC21, Class XA, 1.02%, 7/10/48 (b)	$9,895	$471,273
CSAIL Commercial Mortgage Trust, Series 2016-C5, Class XA, 1.21%, 11/15/48 (b)	2,214	146,793
GS Mortgage Securities Trust, Series 2014-GC20, Class XA, 1.33%, 4/10/47 (b)	970	57,932
JPMorgan Chase Commercial Mortgage Securities Trust, Series 2016-JP3, Class XC, 0.75%, 8/15/49 (a)(b)	17,400	823,890
Morgan Stanley Bank of America Merrill Lynch Trust:
Series 2014-C19, Class XA, 1.30%, 12/15/47 (b)	1,174	69,531
Series 2014-C19, Class XF, 1.34%, 12/15/47 (a)(b)	220	14,485
Series 2015-C25, Class XA, 1.30%, 10/15/48 (b)	3,284	245,680
Series 2015-C26, Class XA, 1.27%, 10/15/48 (b)	627	45,947
Series 2016-C29, Class XA, 1.82%, 5/15/49 (b)	2,394	268,295
Series 2016-C29, Class XB, 1.12%, 5/15/49 (b)	1,020	80,117
Wells Fargo Commercial Mortgage Trust:
Series 2015-NXS3, Class XA, 1.34%, 9/15/57 (b)	6,714	446,745
Series 2016-BNK1, Class XD, 1.41%, 8/15/49 (a)(b)	1,000	97,090
Series 2016-C33, Class XA, 1.98%, 3/15/59 (b)	4,482	531,957
WF-RBS Commercial Mortgage Trust, Series 2012-C9, Class XA, 2.28%, 11/15/45 (a)(b)	595	49,458

		4,705,263
Total Non-Agency Mortgage-Backed Securities — 35.7%		45,749,969

U.S. Government Sponsored Agency Securities
Collateralized Mortgage Obligations — 2.8%
Fannie Mae:
Series 2016-C04, Class 1M2, 4.77%, 1/25/29 (b)	260	267,320
Series 2016-C05, Class 2M2, 4.97%, 1/25/29 (b)	280	289,262
Series 2016-C02, Class 1M2, 6.52%, 9/25/28 (b)	50	55,257
Freddie Mac:
Series 2016-HQA3, Class M3, 4.37%, 3/25/29 (b)	1,000	1,000,000
Series 2016-DNA4, Class M3, 4.52%, 3/25/29 (b)	2,000	2,013,438

		3,625,277
Commercial Mortgage-Backed Securities — 0.6%
Freddie Mac:
Series KJ07, Class A2, 2.31%, 10/25/22	500	512,372
Series KPLB, Class A, 2.77%, 5/25/25	260	272,701

		785,073

See Notes to Financial Statements.

BLACKROCK ALLOCATION TARGET SHARES	SEPTEMBER 30, 2016	23

Schedule of Investments (continued)	Series A Portfolio

U.S. Government Sponsored Agency Securities	Par (000)	Value
Interest Only Commercial Mortgage-Backed Securities — 0.5%
Freddie Mac:
Series K721, Class X1, 0.46%, 8/25/22 (b)	$12,964	$224,738
Series KW01, Class X1, 1.12%, 1/25/26 (b)	1,188	84,409
Series K056, Class X1, 1.40%, 5/25/26 (b)	490	47,284
Series K055, Class X1, 1.50%, 3/25/26 (b)	1,272	132,318
Ginnie Mae:
Series 2016-87, Class IO, 1.01%, 8/16/58 (b)	478	39,098
Series 2014-172, Class IO, 1.06%, 1/16/49 (b)	1,255	76,764

		604,611
Mortgage-Backed Securities — 0.2%
Fannie Mae Mortgage-Backed Securities:
2.50%, 5/01/26	110	113,357
2.69%, 4/01/25	120	125,483

		238,840
Total U.S. Government Sponsored Agency Securities — 4.1%		5,253,801
Total Long-Term Investments (Cost — $129,932,466) — 102.2%		130,890,984

Short-Term Securities	Shares	Value
Dreyfus Treasury Securities Cash Management, Institutional Class, 0.15% (h)	3,651,300	$3,651,300
Total Short-Term Securities (Cost — $3,651,300) — 2.8%		3,651,300
Total Investments (Cost — $133,583,766) — 105.0%		134,542,284
Liabilities in Excess of Other Assets — (5.0)%		(6,449,467)

Net Assets — 100.0%		$128,092,817

Notes to Schedule of Investments

(a)	Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(b)	Variable rate security. Rate as of period end.

(c)	Step-up bond that pays an initial coupon rate for the first period and then a higher coupon rate for the following periods. Rate as of period end.

(d)	Amount is less than $500.

(e)	Issuer filed for bankruptcy and/or is in default.

(f)	Non-income producing security.

(g)	Perpetual security with no stated maturity date.

(h)	Current yield as of period end.

•

For Fund compliance purposes, the Fund’s industry classifications refer to one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

Derivative Financial Instruments Outstanding as of Period End

OTC Credit Default Swaps — Buy Protection
Issuer	Pay Fixed Rate	Counterparty	Expiration Date	Notional Amount (000)	Value	Premiums Paid	Unrealized Appreciation
CMBX.NA Series 9 AAA	0.50%	Goldman Sachs International	9/17/58	$380	$13,936	$12,239	$1,697
CMBX.NA Series 6 BBB-	3.00%	J.P. Morgan Securities LLC	5/11/63	$ 40	3,575	2,652	923
CMBX.NA Series 6 BBB-	3.00%	J.P. Morgan Securities LLC	5/11/63	$ 40	3,575	2,652	923
CMBX.NA Series 6 BBB-	3.00%	Morgan Stanley Capital Services LLC	5/11/63	$ 40	3,575	2,438	1,137
Total					$24,661	$19,981	$4,680

See Notes to Financial Statements.

24	BLACKROCK ALLOCATION TARGET SHARES	SEPTEMBER 30, 2016

Schedule of Investments (continued)	Series A Portfolio

OTC Credit Default Swaps — Sell Protection
Index	Receive Fixed Rate	Counterparty	Expiration Date	Credit Rating[1]	Notional Amount (000)[2]	Value	Premiums Received	Unrealized Appreciation (Depreciation)
CMBX.NA Series 8 A	2.00%	Morgan Stanley Capital Services LLC	10/17/57	Not Rated	$410	$(31,662)	$(40,699)	$9,037
CMBX.NA Series 6 BBB-	3.00%	Credit Suisse International	5/11/63	BBB-	$ 40	(3,575)	(3,309)	(266)
Total						$(35,237)	$(44,008)	$8,771

[1]	Using S&P’s rating of the issuer or the underlying securities of the index, as applicable.

[2]	The maximum potential amount the Fund may pay should a negative credit event take place as defined under the terms of the agreement.

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

Assets — Derivative Financial Instruments		Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Swaps — OTC	Unrealized appreciation on OTC swaps; Swap premiums paid	—	$33,698	—	—	—	—	$33,698

Liabilities — Derivative Financial Instruments		Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Swaps — OTC	Unrealized depreciation on OTC swaps; Swap premiums received	—	$44,274	—	—	—	—	$44,274

For the six months ended September 30, 2016, the effect of derivative financial instruments in the Statements of Operations was as follows:

Net Realized Gain from:	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Swaps	—	$ 38,187	—	—	—	—	$38,187

Net Change in Unrealized Appreciation (Depreciation) on:
Swaps	—	$ 14,125	—	—	—	—	$14,125

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Credit default swaps:
Average notional value — buy protection	$250,000
Average notional value — sell protection	$905,000

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Derivative Financial Instruments — Offsetting as of Period End

The Fund’s derivative assets and liabilities (by type) were as follows:

	Assets	Liabilities
Derivative Financial Instruments:
Swaps — OTC[1]	$33,698	$44,274

Total derivative assets and liabilities in the Statements of Assets and Liabilities	$33,698	$44,274
Derivatives not subject to a Master Netting Agreement or similar agreement (“MNA”)	—	—

Total derivative assets and liabilities subject to an MNA	$33,698	$44,274

[1]	Includes unrealized appreciation (depreciation) on OTC swaps and swap premiums paid/received in the Statements of Assets and Liabilities.

See Notes to Financial Statements.

BLACKROCK ALLOCATION TARGET SHARES	SEPTEMBER 30, 2016	25

Schedule of Investments (continued)	Series A Portfolio

The following table presents the Fund’s derivative liabilities by counterparty net of amounts available for offset under an MNA and net of the related collateral received and pledged by the Fund:

Counterparty	Derivative Assets Subject to an MNA by Counterparty	Derivatives Available for Offset[1]	Non-cash Collateral Received	Cash Collateral Received	Net Amount of Derivative Assets[2]
Goldman Sachs International	$13,936	—	—	—	$13,936
J.P. Morgan Securities LLC	7,150	—	—	—	7,150
Morgan Stanley Capital Services LLC	12,612	$(12,612)	—	—	—

Total	$33,698	$(12,612)	—	—	$21,086

Counterparty	Derivative Liabilities Subject to an MNA by Counterparty	Derivatives Available for Offset[1]	Non-cash Collateral Pledged	Cash Collateral Pledged	Net Amount of Derivative Liabilities[3]
Credit Suisse International	$ 3,575	—	—	—	$ 3,575
Morgan Stanley Capital Services LLC	40,699	$(12,612)	—	—	28,087

Total	$44,274	$(12,612)	—	—	$31,662

[1]	The amount of derivatives available for offset is limited to the amount of assets and/or liabilities that are subject to an MNA.

[2]	Net amount represents the net amount receivable from the counterparty in the event of default.

[3]	Net amount represents the net amount payable due to the counterparty in the event of default.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments and derivative financial instruments. For information about the Fund’s policy regarding valuation of investments and derivative financial instruments, refer to the Notes to Financial Statements.

The following tables summarize the Fund’s investments and derivative financial instruments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments:
Asset-Backed Securities	—	$60,556,878	$19,168,148	$79,725,026
Corporate Bonds[1]	—	162,188	—	162,188
Non-Agency Mortgage-Backed Securities	—	37,738,491	8,011,478	45,749,969
U.S. Government Sponsored Agency Securities	—	2,240,363	3,013,438	5,253,801
Short-Term Securities	$3,651,300	—	—	3,651,300

Total	$3,651,300	$100,697,920	$ 30,193,064	$134,542,284

Derivative Financial Instruments[2]
Assets:
Credit contracts	—	$13,717	—	$13,717
Liabilities:
Credit contracts	—	(266)	—	(266)
Total	—	$13,451	—	$13,451

[1]	See above Schedule of Investments for values in each industry.

[2]	Derivative financial instruments are swaps, which are valued at the unrealized appreciation (depreciation) on the instrument.

The Fund may hold assets and/or liabilities in which the fair value approximates the carrying amount for financial statement purposes. As of period end, cash of $327,904 is categorized as Level 1 within the disclosure hierarchy.

During the six months ended September 30, 2016, there were no transfers between Level 1 and Level 2.

See Notes to Financial Statements.

26	BLACKROCK ALLOCATION TARGET SHARES	SEPTEMBER 30, 2016

Schedule of Investments (concluded)	Series A Portfolio

A reconciliation of Level 3 investments is presented when the Fund had a significant amount of Level 3 investments at the beginning and/or end of the period in relation to net assets. The following table is a reconciliation of Level 3 investments for which significant unobservable inputs were used in determining fair value:

	Asset-Backed Securities	Non-Agency Mortgage-Backed Securities	U.S. Government Sponsored Agency Securities	Total
Assets:
Opening Balance, as of March 31, 2016	$ 2,512,610	$ 3,647,831	$ 92,232	$ 6,252,673
Transfers into Level 3	222,125	468,031	—	690,156
Transfers out of Level 3[1]	(232,500)	(2,783,664)	(92,232)	(3,108,396)
Accrued discounts/premiums	7,615	10,813	—	18,428
Net realized gain (loss)	2,485	5,941	—	8,426
Net change in unrealized appreciation (depreciation)[2,3]	58,083	17,549	13,438	89,070
Purchases	16,711,825	6,966,239	3,000,000	26,678,064
Sales	(114,095)	(321,262)	—	(435,357)

Closing Balance, as of September 30, 2016	$19,168,148	$ 8,011,478	3,013,438	$30,193,064

Net change in unrealized appreciation (depreciation) on investments still held at September 30, 2016[3]	$ 58,083	$ 17,549	13,438	$ 89,070

[1]

As of March 31, 2016, the Fund used significant unobservable inputs in determining the value of certain investments. As of September 30, 2016, the Fund used unadjusted price quotations in active markets in determining the value of the same investments. As a result, investments at beginning of period value were transferred from Level 3 to Level 1 in the disclosure hierarchy.

[2]	Included in the related net change in unrealized appreciation (depreciation) in the Statements of Operations.

[3]

Any difference between net change in unrealized appreciation (depreciation) and net change in unrealized appreciation (depreciation) on investments still held at September 30, 2016, is generally due to investments no longer held or categorized as Level 3 at period end.

The Fund’s investments that are categorized as Level 3 were valued utilizing third party pricing information without adjustment. Such valuations are based on unobservable inputs. A significant change in third party information could result in a significantly lower or higher value of such Level 3 investments.

See Notes to Financial Statements.

BLACKROCK ALLOCATION TARGET SHARES	SEPTEMBER 30, 2016	27

Schedule of Investments September 30, 2016 (Unaudited)	Series C Portfolio
(Percentages shown are based on Net Assets)

Capital Trusts	Par (000)	Value
Banks — 0.9%
JPMorgan Chase & Co.:
6.00% (a)(b)	$1,775	$1,852,656
7.90% (a)(b)	500	513,750
Wells Fargo & Co.:
5.88% (a)(b)	225	244,125
5.90% (a)(b)	283	293,259
7.98% (a)(b)	817	853,847

		3,757,637
Capital Markets — 0.3%
State Street Capital Trust IV, 1.85%, 6/15/37 (a)	1,075	924,500
State Street Corp., 5.25% (a)(b)	315	331,538

		1,256,038
Industrial Conglomerates — 0.1%
General Electric Co., 5.00% (a)(b)	598	635,943
Insurance — 0.7%
Allstate Corp., 5.75%, 8/15/53 (a)	835	896,581
MetLife Capital Trust IV, 7.88%, 12/15/67 (c)	420	526,931
MetLife, Inc., 5.25% (a)(b)	900	904,500
New York Life Insurance Co., 6.75%, 11/15/39 (c)	600	831,257

		3,159,269
Media — 0.6%
NBCUniversal Enterprise, Inc., 5.25% (b)(c)	2,200	2,348,500
Oil, Gas & Consumable Fuels — 0.2%
TransCanada Trust:
5.63%, 5/20/75 (a)	359	363,487
5.88%, 8/15/76 (a)	325	343,850

		707,337
Total Capital Trusts — 2.8%		11,864,724

Corporate Bonds
Aerospace & Defense — 1.0%
Lockheed Martin Corp.:
3.10%, 1/15/23	95	100,181
3.55%, 1/15/26	145	156,685
4.07%, 12/15/42	575	615,957
4.70%, 5/15/46	110	130,693
Northrop Grumman Systems Corp., 7.88%, 3/01/26	1,000	1,388,851
United Technologies Corp.:
1.80%, 6/01/17	820	823,946
6.05%, 6/01/36	450	601,028
4.50%, 6/01/42	340	393,794

		4,211,135
Air Freight & Logistics — 0.2%
Federal Express Corp. Pass-Through Trust, Series 2012, 2.63%, 1/15/18 (c)	269	269,365
FedEx Corp.:
3.25%, 4/01/26	120	126,556
4.10%, 2/01/45	475	492,566

		888,487

Corporate Bonds	Par (000)	Value
Airlines — 0.5%
American Airlines Pass-Through Trust, Series 2014-1, Class B, 4.38%, 4/01/24	$130	$131,787
Doric Nimrod Air Alpha Pass-Through Trust, Series 2013-1, Class A, 5.25%, 5/30/25 (c)	795	836,411
U.S. Airways Pass-Through Trust, Series 2013-1, Class A, 3.95%, 5/15/27	806	854,547
Virgin Australia Trust, 5.00%, 4/23/25 (c)	207	214,985

		2,037,730
Auto Components — 0.2%
Icahn Enterprises LP/Icahn Enterprises Finance Corp.:
3.50%, 3/15/17	225	225,270
4.88%, 3/15/19	501	503,505

		728,775
Automobiles — 0.7%
BMW U.S. Capital LLC:
1.50%, 4/11/19 (c)	450	450,707
2.00%, 4/11/21 (c)	540	546,037
Volkswagen Group of America Finance LLC:
1.60%, 11/20/17 (c)	1,050	1,047,690
1.65%, 5/22/18 (c)	1,075	1,071,578

		3,116,012
Banks — 12.5%
Bank of America Corp.:
5.63%, 10/14/16	325	325,368
5.75%, 12/01/17	1,755	1,838,789
2.63%, 4/19/21	1,115	1,132,741
5.70%, 1/24/22	2,125	2,471,845
3.30%, 1/11/23	569	589,011
4.20%, 8/26/24	1,610	1,704,900
4.00%, 1/22/25	605	627,014
3.95%, 4/21/25	1,490	1,542,451
4.45%, 3/03/26	2,305	2,473,742
Bank of America N.A., 1.65%, 3/26/18	1,075	1,079,461
Barclays Bank PLC, 5.14%, 10/14/20	300	324,848
Barclays PLC:
2.75%, 11/08/19	805	810,935
3.20%, 8/10/21	825	829,338
5.20%, 5/12/26	1,400	1,441,927
Citigroup, Inc.:
1.85%, 11/24/17	1,400	1,404,369
1.70%, 4/27/18	1,100	1,101,192
2.15%, 7/30/18	1,040	1,049,220
2.50%, 7/29/19	950	969,333
Citizens Bank N.A.:
2.50%, 3/14/19	525	534,544
2.55%, 5/13/21	330	335,874
Cooperatieve Rabobank UA, 4.63%, 12/01/23	1,050	1,133,900
HSBC Holdings PLC:
2.65%, 1/05/22	985	981,648
4.25%, 8/18/25	500	513,311
HSBC USA, Inc., 1.70%, 3/05/18	955	956,958
ING Bank NV, 2.50%, 10/01/19 (c)	950	969,644
Intesa Sanpaolo SpA, 5.71%, 1/15/26 (c)	595	560,651
JPMorgan Chase & Co.:
1.70%, 3/01/18	1,075	1,078,272
2.20%, 10/22/19	1,655	1,680,952
2.25%, 1/23/20	1,800	1,823,648

See Notes to Financial Statements.

28	BLACKROCK ALLOCATION TARGET SHARES	SEPTEMBER 30, 2016

Schedule of Investments (continued)	Series C Portfolio

Corporate Bonds	Par (000)	Value
Banks (continued)
2.30%, 8/15/21	$665	$666,446
2.70%, 5/18/23	2,275	2,298,469
4.95%, 6/01/45	1,170	1,310,561
Lloyds Bank PLC, 2.00%, 8/17/18	1,050	1,054,594
Lloyds Banking Group PLC, 4.65%, 3/24/26	1,275	1,311,956
Macquarie Bank Ltd., 1.60%, 10/27/17 (c)	1,300	1,301,979
Royal Bank of Scotland Group PLC:
3.88%, 9/12/23	760	747,835
6.00%, 12/19/23	1,048	1,092,244
Santander Holdings USA, Inc.:
2.28%, 11/24/17 (a)	945	953,363
2.70%, 5/24/19	1,475	1,493,417
Santander UK PLC:
2.50%, 3/14/19	975	989,537
5.00%, 11/07/23 (c)	1,103	1,149,498
U.S. Bancorp, 3.10%, 4/27/26	305	315,063
Wells Fargo & Co.:
2.50%, 3/04/21	985	999,362
3.50%, 3/08/22	1,500	1,591,503
4.13%, 8/15/23	350	374,551
5.61%, 1/15/44	200	238,920
4.65%, 11/04/44	980	1,030,924
4.90%, 11/17/45	456	502,061
4.40%, 6/14/46	440	447,942

		52,156,111
Beverages — 2.7%
Anheuser-Busch InBev Finance, Inc.:
2.65%, 2/01/21	1,400	1,444,654
3.30%, 2/01/23	4,075	4,301,199
3.65%, 2/01/26	3,329	3,575,346
Anheuser-Busch InBev Worldwide, Inc., 2.50%, 7/15/22	1,000	1,019,751
Molson Coors Brewing Co.:
1.45%, 7/15/19	95	94,725
2.10%, 7/15/21	230	232,117
3.00%, 7/15/26	285	286,974
4.20%, 7/15/46	170	177,130

		11,131,896
Biotechnology — 2.3%
AbbVie, Inc.:
1.75%, 11/06/17	2,220	2,227,293
2.85%, 5/14/23	550	558,362
3.20%, 5/14/26	240	242,965
4.40%, 11/06/42	795	827,232
4.70%, 5/14/45	1,073	1,155,385
Amgen, Inc.:
2.20%, 5/22/19	169	172,140
4.40%, 5/01/45	100	105,042
4.66%, 6/15/51 (c)	927	990,775
Baxalta, Inc., 4.00%, 6/23/25	950	1,013,902
Gilead Sciences, Inc.:
3.25%, 9/01/22	135	143,352
4.50%, 2/01/45	323	344,919
4.75%, 3/01/46	354	395,613
4.15%, 3/01/47	1,290	1,318,496

		9,495,476
Capital Markets — 5.1%
Bank of New York Mellon Corp., 2.20%, 8/16/23	1,125	1,121,613
Credit Suisse AG:
1.70%, 4/27/18	965	965,736
3.00%, 10/29/21	665	684,135
3.63%, 9/09/24	1,150	1,200,206

Corporate Bonds	Par (000)	Value
Capital Markets (continued)
Credit Suisse Group Funding Guernsey Ltd., 3.80%, 6/09/23 (c)	$547	$554,264
Goldman Sachs Group, Inc.:
1.48%, 5/22/17 (a)	1,075	1,076,865
6.15%, 4/01/18	850	905,344
2.63%, 1/31/19	1,000	1,020,427
2.55%, 10/23/19	1,470	1,502,291
4.25%, 10/21/25	310	326,242
4.80%, 7/08/44	545	612,966
Morgan Stanley:
6.25%, 8/28/17	885	921,780
1.88%, 1/05/18	1,240	1,245,064
2.20%, 12/07/18	1,250	1,263,080
7.30%, 5/13/19	1,625	1,846,821
5.63%, 9/23/19	265	293,477
5.50%, 7/28/21	10	11,405
3.88%, 1/27/26	225	238,878
4.35%, 9/08/26	655	699,279
UBS AG:
1.80%, 3/26/18	1,460	1,462,905
2.38%, 8/14/19	973	992,520
UBS Group Funding Jersey Ltd., 3.00%, 4/15/21 (c)	2,150	2,208,192

		21,153,490
Chemicals — 1.0%
Air Liquide Finance SA:
2.25%, 9/27/23 (c)	520	521,876
2.50%, 9/27/26 (c)	290	291,621
CF Industries, Inc., 5.38%, 3/15/44	700	691,127
Eastman Chemical Co., 4.65%, 10/15/44	700	714,171
LyondellBasell Industries NV, 5.00%, 4/15/19	1,650	1,770,917

		3,989,712
Commercial Services & Supplies — 0.4%
Aviation Capital Group Corp., 6.75%, 4/06/21 (c)	1,575	1,850,625
Communications Equipment — 0.5%
Cisco Systems, Inc.:
1.85%, 9/20/21	1,025	1,031,152
2.50%, 9/20/26	1,035	1,047,081

		2,078,233
Consumer Finance — 3.3%
American Express Credit Corp., 1.55%, 9/22/17	460	460,627
Capital One Bank USA N.A., 2.30%, 6/05/19	450	455,216
Capital One Financial Corp., 4.75%, 7/15/21	55	61,204
Capital One N.A.:
2.35%, 8/17/18	1,100	1,113,387
2.40%, 9/05/19	250	253,954
2.95%, 7/23/21	735	755,268
Discover Bank:
2.60%, 11/13/18	700	710,504
3.10%, 6/04/20	742	763,326
Ford Motor Credit Co. LLC:
1.72%, 12/06/17	1,275	1,276,199
2.88%, 10/01/18	1,250	1,273,900
2.94%, 1/08/19	1,415	1,449,234
General Motors Financial Co., Inc.:
2.40%, 4/10/18	1,100	1,107,940
3.25%, 5/15/18	660	671,667
6.75%, 6/01/18	325	349,768
3.15%, 1/15/20	760	774,412
3.20%, 7/06/21	565	571,939

See Notes to Financial Statements.

BLACKROCK ALLOCATION TARGET SHARES	SEPTEMBER 30, 2016	29

Schedule of Investments (continued)	Series C Portfolio

Corporate Bonds	Par (000)	Value
Consumer Finance (continued)
Synchrony Financial:
2.19%, 11/09/17 (a)	$1,200	$1,208,602
2.60%, 1/15/19	615	622,244

		13,879,391
Diversified Financial Services — 1.3%
Berkshire Hathaway, Inc.:
2.20%, 3/15/21	120	123,435
2.75%, 3/15/23	600	623,511
GE Capital International Funding Co., 4.42%, 11/15/35	1,386	1,555,598
General Electric Capital Corp.:
6.75%, 3/15/32	308	432,849
6.15%, 8/07/37	205	281,323
HSBC Finance Corp., 6.68%, 1/15/21	1,100	1,265,285
SteelRiver Transmission Co. LLC, 4.71%, 6/30/17 (c)	478	483,504
Voya Financial, Inc., 2.90%, 2/15/18	591	602,094

		5,367,599
Diversified Telecommunication Services — 2.9%
AT&T Inc.:
5.20%, 3/15/20	800	887,025
3.80%, 3/15/22	1,110	1,188,909
0.00%, 11/27/22 (c)(d)	2,000	1,654,928
3.60%, 2/17/23	525	553,399
4.50%, 5/15/35	750	788,017
5.15%, 3/15/42	325	352,641
4.30%, 12/15/42	76	74,962
4.80%, 6/15/44	65	68,232
4.35%, 6/15/45	105	103,431
4.75%, 5/15/46	203	212,430
Verizon Communications, Inc.:
3.65%, 9/14/18	1,000	1,043,744
7.75%, 12/01/30	750	1,079,520
4.27%, 1/15/36	800	833,524
6.25%, 4/01/37	850	1,076,189
3.85%, 11/01/42	950	904,226
4.86%, 8/21/46	265	296,817
4.67%, 3/15/55	912	959,360

		12,077,354
Electric Utilities — 5.5%
American Transmission Systems, Inc., 5.25%, 1/15/22 (c)	400	459,562
Duke Energy Carolinas LLC:
5.25%, 1/15/18	450	473,050
3.75%, 6/01/45	420	438,107
Duke Energy Corp., 2.65%, 9/01/26	390	382,694
Duke Energy Progress LLC, 6.30%, 4/01/38	750	1,043,600
E.ON International Finance BV, 5.80%, 4/30/18 (c)	1,100	1,166,584
Emera U.S. Finance LP:
2.15%, 6/15/19 (c)	185	187,024
4.75%, 6/15/46 (c)	745	799,568
Entergy Arkansas, Inc., 3.70%, 6/01/24	825	896,966
Entergy Corp., 4.00%, 7/15/22	700	759,343
Eversource Energy, 1.60%, 1/15/18	125	125,511
Exelon Corp.:
1.55%, 6/09/17	145	145,109
2.45%, 4/15/21	30	30,599
3.40%, 4/15/26	200	208,165
Florida Power & Light Co., 5.95%, 2/01/38	800	1,098,728
Great Plains Energy, Inc., 5.29%, 6/15/22 (e)	745	833,980
Jersey Central Power & Light Co., 5.65%, 6/01/17	1,710	1,756,061

Corporate Bonds	Par (000)	Value
Electric Utilities (continued)
Kentucky Utilities Co., 5.13%, 11/01/40	$375	$465,980
MidAmerican Energy Holdings Co., 5.30%, 3/15/18	2,170	2,297,581
Northern States Power Co., 6.20%, 7/01/37	725	1,017,421
Ohio Power Co., 6.60%, 3/01/33	675	880,283
Oncor Electric Delivery Co. LLC, 5.30%, 6/01/42	660	840,218
PacifiCorp, 6.00%, 1/15/39	450	612,938
Progress Energy, Inc.:
4.88%, 12/01/19	1,075	1,177,453
3.15%, 4/01/22	775	811,768
Southern Co.:
2.35%, 7/01/21	785	799,993
2.95%, 7/01/23	1,740	1,797,780
3.25%, 7/01/26	1,070	1,108,247
Trans-Allegheny Interstate Line Co., 3.85%, 6/01/25 (c)	445	474,447

		23,088,760
Energy Equipment & Services — 0.2%
Halliburton Co., 3.80%, 11/15/25	950	982,168
Equity Real Estate Investment Trusts (REITs) — 2.3%
American Tower Corp.:
2.80%, 6/01/20	1,000	1,025,779
3.30%, 2/15/21	265	277,027
4.70%, 3/15/22	1,325	1,472,736
3.13%, 1/15/27	825	821,165
AvalonBay Communities, Inc., 4.20%, 12/15/23	1,000	1,094,258
Crown Castle International Corp.:
3.40%, 2/15/21	1,453	1,520,628
2.25%, 9/01/21	265	264,785
5.25%, 1/15/23	807	913,798
DDR Corp., 4.75%, 4/15/18	280	290,691
Host Hotels & Resorts LP, 6.00%, 10/01/21	725	836,143
Simon Property Group LP:
1.50%, 2/01/18 (c)	725	727,243
10.35%, 4/01/19	280	334,258

		9,578,511
Food & Staples Retailing — 1.1%
CVS Health Corp.:
3.38%, 8/12/24	650	687,910
5.30%, 12/05/43	425	526,982
5.13%, 7/20/45	716	876,130
Walgreens Boots Alliance, Inc.:
2.60%, 6/01/21	270	276,310
3.45%, 6/01/26	195	202,433
4.80%, 11/18/44	630	694,481
Wal-Mart Stores, Inc.:
5.25%, 9/01/35	675	896,310
6.50%, 8/15/37	160	235,930

		4,396,486
Food Products — 0.7%
Kraft Heinz Foods Co.:
3.00%, 6/01/26	2,235	2,252,831
5.00%, 6/04/42	250	287,247
4.38%, 6/01/46	365	386,179

		2,926,257
Gas Utilities — 0.5%
Atmos Energy Corp., 8.50%, 3/15/19	800	931,022
Fortis, Inc. Canada, 2.10%, 10/04/21	945	941,540

		1,872,562

See Notes to Financial Statements.

30	BLACKROCK ALLOCATION TARGET SHARES	SEPTEMBER 30, 2016

Schedule of Investments (continued)	Series C Portfolio

Corporate Bonds	Par (000)	Value
Health Care Equipment & Supplies — 2.0%
Becton Dickinson and Co.:
2.68%, 12/15/19	$100	$103,271
3.73%, 12/15/24	160	173,522
Boston Scientific Corp., 2.85%, 5/15/20	195	200,972
Covidien International Finance SA, 6.00%, 10/15/17	2,300	2,411,959
Medtronic, Inc.:
3.15%, 3/15/22	960	1,020,752
3.50%, 3/15/25	950	1,023,023
4.63%, 3/15/44	500	584,817
4.63%, 3/15/45	1,040	1,221,988
St. Jude Medical, Inc., 4.75%, 4/15/43	117	123,124
Stryker Corp., 3.50%, 3/15/26	160	169,495
Zimmer Biomet Holdings, Inc.:
2.00%, 4/01/18	390	392,606
2.70%, 4/01/20	680	694,844

		8,120,373
Health Care Providers & Services — 2.2%
Aetna, Inc.:
1.70%, 6/07/18	720	722,294
1.90%, 6/07/19	485	489,450
2.40%, 6/15/21	320	323,705
2.80%, 6/15/23	350	357,399
3.50%, 11/15/24	395	417,364
Anthem, Inc.:
4.35%, 8/15/20	1,275	1,383,329
4.65%, 1/15/43	300	327,287
5.10%, 1/15/44	300	347,963
Cigna Corp., 3.25%, 4/15/25	618	637,187
Coventry Health Care, Inc., 5.45%, 6/15/21	850	969,233
UnitedHealth Group, Inc.:
3.35%, 7/15/22	75	80,536
2.88%, 3/15/23	1,175	1,225,665
3.75%, 7/15/25	770	845,583
4.63%, 11/15/41	645	747,067
4.75%, 7/15/45	120	143,903

		9,017,965
Hotels, Restaurants & Leisure — 0.1%
McDonald’s Corp.:
2.75%, 12/09/20	85	88,201
4.88%, 12/09/45	365	423,608

		511,809
Household Durables — 0.2%
Newell Brands, Inc.:
3.85%, 4/01/23	275	292,728
4.20%, 4/01/26	235	255,940
5.50%, 4/01/46	300	363,931

		912,599
Independent Power and Renewable Electricity Producers — 0.3%
Exelon Generation Co. LLC, 5.60%, 6/15/42	375	391,562
IPALCO Enterprises, Inc., 5.00%, 5/01/18	925	964,313

		1,355,875
Industrial Conglomerates — 0.4%
Eaton Corp., 4.15%, 11/02/42	900	960,876
Tyco Electronics Group SA, 3.50%, 2/03/22	600	638,350

		1,599,226
Insurance — 1.6%
Allied World Assurance Co. Holdings Ltd., 5.50%, 11/15/20	825	903,975

Corporate Bonds	Par (000)	Value
Insurance (continued)
American International Group, Inc.:
6.40%, 12/15/20	$485	$568,810
3.30%, 3/01/21	220	230,824
3.90%, 4/01/26	1,240	1,311,849
4.50%, 7/16/44	200	203,729
Aon PLC, 4.00%, 11/27/23	1,760	1,896,516
Teachers Insurance & Annuity Association of America, 6.85%, 12/16/39 (c)	1,050	1,427,489

		6,543,192
Internet Software & Services — 0.2%
Alibaba Group Holding Ltd., 1.63%, 11/28/17	975	976,543
IT Services — 1.1%
Fidelity National Information Services, Inc.:
3.63%, 10/15/20	2,175	2,306,959
3.50%, 4/15/23	625	655,807
5.00%, 10/15/25	425	484,655
Visa, Inc.:
2.80%, 12/14/22	510	534,649
3.15%, 12/14/25	620	654,925

		4,636,995
Life Sciences Tools & Services — 0.3%
Life Technologies Corp., 6.00%, 3/01/20	820	916,940
Thermo Fisher Scientific, Inc.:
2.15%, 12/14/18	220	222,459
3.00%, 4/15/23	180	184,342

		1,323,741
Machinery — 0.4%
John Deere Capital Corp.:
1.35%, 1/16/18	790	791,857
2.38%, 7/14/20	830	849,708

		1,641,565
Media — 3.6%
21st Century Fox America, Inc., 6.40%, 12/15/35	781	1,001,155
Charter Communications Operating LLC/Charter Communications Operating Capital:
3.58%, 7/23/20 (c)	1,245	1,301,272
4.46%, 7/23/22 (c)	1,485	1,602,407
6.48%, 10/23/45 (c)	1,725	2,086,080
6.83%, 10/23/55 (c)	57	68,528
Comcast Corp.:
4.25%, 1/15/33	650	721,939
6.50%, 11/15/35	550	762,841
3.20%, 7/15/36	610	596,640
6.55%, 7/01/39	500	708,413
4.50%, 1/15/43	225	255,335
4.60%, 8/15/45	700	808,468
Cox Communications, Inc.:
3.35%, 9/15/26 (c)	115	115,926
8.38%, 3/01/39 (c)	442	571,497
Discovery Communications LLC, 4.90%, 3/11/26	1,355	1,472,182
Grupo Televisa SAB, 6.63%, 1/15/40	900	1,026,933
Sky PLC:
2.63%, 9/16/19 (c)	200	203,357
3.75%, 9/16/24 (c)	510	539,218
Time Warner Cable LLC, 4.50%, 9/15/42	137	130,733
Time Warner Cable, Inc., 8.25%, 4/01/19	695	800,268
Viacom, Inc.:
2.25%, 2/04/22	145	144,321

See Notes to Financial Statements.

BLACKROCK ALLOCATION TARGET SHARES	SEPTEMBER 30, 2016	31

Schedule of Investments (continued)	Series C Portfolio

Corporate Bonds	Par (000)	Value
Media (continued)
3.45%, 10/04/26	$50	$49,973

		14,967,486
Metals & Mining — 0.3%
Rio Tinto Finance USA Ltd.:
3.75%, 6/15/25	74	79,613
7.13%, 7/15/28	550	733,708
Southern Copper Corp., 5.88%, 4/23/45	425	422,802

		1,236,123
Multi-Utilities — 2.2%
Berkshire Hathaway Energy Co.:
5.75%, 4/01/18	1,475	1,571,325
4.50%, 2/01/45	900	1,005,539
CenterPoint Energy, Inc., 6.50%, 5/01/18	850	907,797
CMS Energy Corp., 5.05%, 3/15/22	1,644	1,875,451
Dominion Gas Holdings LLC, 2.50%, 12/15/19	845	867,789
Dominion Resources, Inc., 2.96%, 7/01/19 (f)	345	354,110
NiSource Finance Corp., 5.25%, 2/15/43	440	522,827
Pacific Gas & Electric Co., 3.85%, 11/15/23	575	632,158
Virginia Electric & Power Co.:
6.00%, 1/15/36	900	1,189,655
4.45%, 2/15/44	350	400,568

		9,327,219
Oil, Gas & Consumable Fuels — 7.1%
Anadarko Petroleum Corp.:
6.38%, 9/15/17	1,100	1,146,796
6.60%, 3/15/46	500	608,377
Chevron Corp., 2.19%, 11/15/19	255	260,154
ConocoPhillips Co.:
3.35%, 11/15/24	370	378,811
4.95%, 3/15/26	1,526	1,720,057
Devon Energy Corp.:
3.25%, 5/15/22	731	725,774
5.85%, 12/15/25	675	759,631
El Paso Natural Gas Co. LLC, 8.63%, 1/15/22	485	599,219
Encana Corp., 6.50%, 5/15/19	750	809,917
Energy Transfer Partners LP:
6.70%, 7/01/18	925	992,131
5.20%, 2/01/22	1,130	1,224,772
6.50%, 2/01/42	560	584,124
Enterprise Products Operating LLC:
6.45%, 9/01/40	800	967,315
5.70%, 2/15/42	490	555,380
4.90%, 5/15/46	775	814,537
Kerr-McGee Corp., 7.88%, 9/15/31	450	558,208
Kinder Morgan Energy Partners LP:
6.00%, 2/01/17	1,325	1,344,154
6.50%, 4/01/20	390	437,846
7.30%, 8/15/33	800	928,878
5.00%, 3/01/43	490	460,892
5.50%, 3/01/44	525	530,866
Kinder Morgan, Inc.:
2.00%, 12/01/17	80	80,044
6.50%, 9/15/20	925	1,034,778
Marathon Petroleum Corp., 4.75%, 9/15/44	631	564,948
Noble Energy, Inc., 5.25%, 11/15/43	425	432,608
Phillips 66, 4.88%, 11/15/44	275	305,494
Pioneer Natural Resources Co.:
6.88%, 5/01/18	880	945,340
3.45%, 1/15/21	255	265,165
Plains All American Pipeline LP/PAA Finance Corp.:
2.60%, 12/15/19	900	906,944

Corporate Bonds	Par (000)	Value
Oil, Gas & Consumable Fuels (continued)
4.65%, 10/15/25	$500	$517,931
Regency Energy Partners LP/Regency Energy Finance Corp., 5.00%, 10/01/22	1,020	1,076,556
Schlumberger Norge AS, 4.20%, 1/15/21 (c)	975	1,063,684
Sunoco, Inc., 5.75%, 1/15/17	530	536,257
Texas Eastern Transmission LP, 2.80%, 10/15/22 (c)	1,400	1,395,603
Valero Energy Corp., 3.40%, 9/15/26	1,145	1,137,371
Western Gas Partners LP, 5.38%, 6/01/21	1,025	1,115,993
Williams Partners LP:
4.50%, 11/15/23	1,300	1,347,330
5.10%, 9/15/45	560	546,348

		29,680,233
Pharmaceuticals — 4.4%
Actavis Funding SCS:
3.45%, 3/15/22	1,780	1,868,712
4.55%, 3/15/35	525	557,654
4.85%, 6/15/44	425	467,481
4.75%, 3/15/45	1,147	1,254,157
EMD Finance LLC, 1.70%, 3/19/18 (c)	1,800	1,802,137
Johnson & Johnson:
2.05%, 3/01/23	270	275,429
2.45%, 3/01/26	510	524,124
3.55%, 3/01/36	1,085	1,203,766
Merck & Co., Inc., 2.35%, 2/10/22	310	318,962
Mylan NV:
2.50%, 6/07/19 (c)	332	334,948
3.95%, 6/15/26 (c)	975	982,349
5.25%, 6/15/46 (c)	450	473,943
Mylan, Inc., 2.60%, 6/24/18	968	981,712
Pfizer, Inc., 5.20%, 8/12/20	900	1,018,959
Roche Holdings, Inc., 3.35%, 9/30/24 (c)	850	918,894
Shire Acquisitions Investments Ireland DAC:
2.40%, 9/23/21	1,310	1,311,649
2.88%, 9/23/23	1,445	1,451,998
Teva Pharmaceutical Finance Co. LLC, 6.15%, 2/01/36	10	12,648
Teva Pharmaceutical Finance IV BV, 3.65%, 11/10/21	514	545,916
Teva Pharmaceutical Finance Netherlands III BV:
2.20%, 7/21/21	415	413,435
2.80%, 7/21/23	340	340,872
3.15%, 10/01/26	808	811,738
Wyeth LLC, 5.95%, 4/01/37	425	568,340

		18,439,823
Professional Services — 0.5%
Dun & Bradstreet Corp., 3.25%, 12/01/17	1,300	1,321,151
Experian Finance PLC, 2.38%, 6/15/17 (c)	600	602,678

		1,923,829
Road & Rail — 1.0%
Burlington Northern Santa Fe LLC:
5.75%, 5/01/40	500	649,552
4.15%, 4/01/45	690	759,929
Canadian National Railway Co., 6.25%, 8/01/34	1,100	1,510,009
Canadian Pacific Railway Co., 7.25%, 5/15/19	500	570,423
Kansas City Southern, 2.35%, 5/15/20	370	372,922
Union Pacific Corp., 4.05%, 3/01/46	355	390,736

		4,253,571
Semiconductors & Semiconductor Equipment — 0.4%
KLA-Tencor Corp., 4.65%, 11/01/24	40	43,956

See Notes to Financial Statements.

32	BLACKROCK ALLOCATION TARGET SHARES	SEPTEMBER 30, 2016

Schedule of Investments (continued)	Series C Portfolio

Corporate Bonds	Par (000)	Value
Semiconductors & Semiconductor Equipment (continued)
Lam Research Corp.:
3.45%, 6/15/23	$140	$143,201
3.90%, 6/15/26	235	244,692
NVIDIA Corp.:
2.20%, 9/16/21	490	491,492
3.20%, 9/16/26	565	569,449

		1,492,790
Software — 3.2%
Autodesk, Inc., 1.95%, 12/15/17	550	553,319
Microsoft Corp.:
1.55%, 8/08/21	1,325	1,319,585
2.00%, 8/08/23	1,150	1,148,462
2.40%, 8/08/26	1,235	1,236,045
3.75%, 2/12/45	466	472,960
4.45%, 11/03/45	517	587,780
3.70%, 8/08/46	945	956,515
Oracle Corp.:
1.90%, 9/15/21	1,525	1,528,869
2.40%, 9/15/23	2,050	2,066,441
2.65%, 7/15/26	1,690	1,690,308
4.13%, 5/15/45	1,325	1,387,788
4.00%, 7/15/46	336	347,193

		13,295,265
Specialty Retail — 0.3%
Home Depot, Inc.:
4.40%, 3/15/45	215	250,349
4.25%, 4/01/46	335	386,856
Lowe’s Cos., Inc., 3.70%, 4/15/46	425	439,101
QVC, Inc., 4.38%, 3/15/23	250	250,669

		1,326,975
Technology Hardware, Storage & Peripherals — 1.9%
Apple Inc.:
1.09%, 5/06/19 (a)	1,100	1,104,011
1.55%, 8/04/21	970	968,320
2.85%, 2/23/23	1,010	1,063,238
3.25%, 2/23/26	855	908,786
2.45%, 8/04/26	1,050	1,051,027
4.38%, 5/13/45	960	1,059,265
3.85%, 8/04/46	730	746,616
Diamond 1 Finance Corp./Diamond 2 Finance Corp., 8.35%, 7/15/46 (c)	670	802,225

		7,703,488
Tobacco — 1.7%
Altria Group, Inc.:
2.63%, 9/16/26	210	212,327
4.50%, 5/02/43	450	504,685
5.38%, 1/31/44	557	701,280
Imperial Tobacco Finance PLC, 2.05%, 2/11/18 (c)	950	955,681
Philip Morris International, Inc.:
3.88%, 8/21/42	700	725,128
4.25%, 11/10/44	550	609,168
Reynolds American, Inc.:
4.00%, 6/12/22	730	793,041
4.85%, 9/15/23	220	251,823
5.70%, 8/15/35	550	679,792
7.00%, 8/04/41	350	448,407
5.85%, 8/15/45	875	1,137,595

		7,018,927
Trading Companies & Distributors — 0.4%
Air Lease Corp., 3.38%, 6/01/21	540	560,164

Corporate Bonds	Par (000)	Value
Trading Companies & Distributors (continued)
International Lease Finance Corp., 5.88%, 4/01/19	$885	$948,056

		1,508,220
Wireless Telecommunication Services — 0.7%
Alltel Corp., 7.88%, 7/01/32	470	642,401
Crown Castle Towers LLC, 6.11%, 1/15/40 (c)	1,450	1,606,962
Orange SA, 5.50%, 2/06/44	350	435,447
Vodafone Group PLC, 4.38%, 2/19/43	425	425,736

		3,110,546
Total Corporate Bonds — 81.4%		338,931,148

Foreign Agency Obligations
CNOOC Finance 2013 Ltd., 3.00%, 5/09/23	800	809,409
Export-Import Bank of Korea, 1.42%, 1/14/17 (a)	1,307	1,308,570
Petroleos Mexicanos:
3.50%, 7/18/18	1,700	1,739,100
6.38%, 2/04/21 (c)	633	690,033
3.50%, 1/30/23	650	613,275
4.63%, 9/21/23 (c)	1,470	1,472,058
6.38%, 1/23/45	475	453,625
Total Foreign Agency Obligations — 1.7%		7,086,070

Foreign Government Obligations
Canada — 0.1%
Province of Manitoba, 3.05%, 5/14/24	469	506,290
Colombia — 0.3%
Republic of Colombia:
5.63%, 2/26/44	413	478,047
5.00%, 6/15/45	560	606,200

		1,084,247
Indonesia — 0.3%
Republic of Indonesia:
4.13%, 1/15/25	350	373,384
4.75%, 1/08/26	975	1,088,977

		1,462,361
Mexico — 0.4%
United Mexican States, 4.75%, 3/08/44	1,499	1,553,339
Peru — 0.1%
Republic of Peru, 5.63%, 11/18/50	290	383,525
Poland — 0.1%
Republic of Poland, 3.25%, 4/06/26	440	465,872
Turkey — 0.2%
Republic of Turkey:
4.25%, 4/14/26	300	293,418
4.88%, 4/16/43	500	466,605

		760,023

See Notes to Financial Statements.

BLACKROCK ALLOCATION TARGET SHARES	SEPTEMBER 30, 2016	33

Schedule of Investments (continued)	Series C Portfolio

Foreign Government Obligations	Par (000)	Value
Uruguay — 0.3%
Republic of Uruguay:
4.38%, 10/27/27	$645	$694,181
5.10%, 6/18/50	375	389,063

		1,083,244
Total Foreign Government Obligations — 1.8%		7,298,901

Taxable Municipal Bonds
Chicago O’Hare International Airport RB, 6.40%, 1/01/40	1,000	1,447,920
Los Angeles Department of Water & Power RB, 6.57%, 7/01/45	1,075	1,643,503
Metropolitan Transportation Authority, New York RB, 7.34%, 11/15/39	1,125	1,790,449
Port Authority of New York & New Jersey RB, 4.46%, 10/01/62	1,300	1,502,033
State of California GO:
7.30%, 10/01/39	510	777,317
7.63%, 3/01/40	1,125	1,790,505
7.60%, 11/01/40	430	699,636
Total Taxable Municipal Bonds — 2.3%		9,651,363

U.S. Government Sponsored Agency Securities
Agency Obligations — 0.3%
Fannie Mae, 1.88%, 9/24/26	1,220	1,213,882

U.S. Treasury Obligations	Par (000)	Value
U.S. Treasury Bonds:
3.00%, 11/15/45	$6,690	$7,632,941
2.50%, 2/15/46	1,082	1,118,245
U.S. Treasury Notes:
1.25%, 1/31/20	175	176,613
1.38%, 1/31/21	3,441	3,478,537
1.13%, 2/28/21	720	720,450
2.00%, 11/30/22	789	819,404
1.63%, 5/15/26	1,850	1,852,457
1.50%, 8/15/26	450	445,524
Total U.S. Treasury Obligations — 3.9%		16,244,171
Total Long-Term Investments (Cost — $371,515,896) — 94.2%		392,290,259

Short-Term Securities	Shares
Dreyfus Treasury Securities Cash Management, Institutional Class, 0.15% (g)	24,445,186	24,445,186
Total Short-Term Securities (Cost — $24,445,186) — 5.9%		24,445,186
Total Investments Before Options Written (Cost — $395,961,082) — 100.1%		416,735,445

Options Written
(Premiums Received — $ 108,296) — (0.0)%		(88,938)
Total Investments Net of Options Written — 100.1%		416,646,507
Liabilities in Excess of Other Assets — (0.1)%		(255,783)

Net Assets — 100.0%		$416,390,724

Notes to Schedule of Investments

(a)	Variable rate security. Rate as of period end.

(b)	Perpetual security with no stated maturity date.

(c)	Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(d)	Zero-coupon bond.

(e)	Step-down bond that pays an initial coupon rate for the first period and then a lower coupon rate for the following periods. Rate as of period end.

(f)	Step-up bond that pays an initial coupon rate for the first period and then a higher coupon rate for the following periods. Rate as of period end.

(g)	Current yield as of period end.

•

For Fund compliance purposes, the Fund’s industry classifications refer to one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts
Contracts Long (Short)	Issue	Expiration	Notional Value	Unrealized Appreciation (Depreciation)
(5)	U.S. Treasury Bonds (30 Year)	December 2016	$840,781	$ (2,591)
93	U.S. Treasury Notes (10 Year)	December 2016	$12,194,625	7,417
135	U.S. Treasury Notes (2 Year)	December 2016	$29,493,281	20,908
21	U.S. Treasury Notes (5 Year)	December 2016	$2,551,828	6,095
15	U.S. Ultra Treasury Bonds	December 2016	$2,758,125	(5,791)
Total				$26,038

See Notes to Financial Statements.

34	BLACKROCK ALLOCATION TARGET SHARES	SEPTEMBER 30, 2016

Schedule of Investments (continued)	Series C Portfolio

OTC Interest Rate Swaptions Written
Description	Counterparty	Put/ Call	Exercise Rate	Pay/Receive Exercise Rate	Floating Rate Index	Expiration Date	Notional Amount (000)	Value
2-Year Interest Rate Swap	Bank of America N.A.	Call	0.70%	Pay	6-month LIBOR	3/15/18	$8,870	$(20,390)
2-Year Interest Rate Swap	Bank of America N.A.	Call	0.80%	Pay	6-month LIBOR	3/19/18	$8,870	(25,667)
2-Year Interest Rate Swap	Bank of America N.A.	Put	1.70%	Receive	6-month LIBOR	3/15/18	$8,870	(21,277)
5-Year Interest Rate Swap	Bank of America N.A.	Put	1.70%	Receive	6-month LIBOR	3/19/18	$8,870	(21,604)
Total								$(88,938)

Centrally Cleared Interest Rate Swaps
Fixed Rate	Floating Rate	Effective Date	Expiration Date	Notional Amount (000)	Unrealized Appreciation (Depreciation)
2.38%[1]	3-month LIBOR	N/A	5/14/25	$1,900	$(165,365)
1.77%[1]	3-month LIBOR	N/A	9/12/46	$1,025	4,940
Total					$(160,425)

[1]	Fund pays the fixed rate and receives the floating rate.

OTC Credit Default Swaps — Buy Protection
Issuer	Pay Fixed Rate	Counterparty	Expiration Date	Notional Amount (000)	Value	Premiums Paid (Received)	Unrealized Depreciation
Cigna Corp.	1.00%	Goldman Sachs Bank USA	9/20/17	$1,200	$(11,438)	$ (530)	$(10,908)
General Dynamics Corp.	1.00%	Credit Suisse International	9/20/17	$1,380	(13,171)	(6,596)	(6,575)
Humana, Inc.	1.00%	Goldman Sachs Bank USA	9/20/17	$1,200	(11,259)	3,846	(15,105)
Lockheed Martin Corp.	1.00%	Credit Suisse International	9/20/17	$1,380	(13,055)	(2,276)	(10,779)
Northrop Grumman Corp.	1.00%	Credit Suisse International	9/20/17	$1,165	(11,266)	(5,121)	(6,145)
Raytheon Co.	1.00%	Credit Suisse International	9/20/17	$1,165	(11,202)	(5,456)	(5,746)
Halliburton Co.	1.00%	Morgan Stanley Capital Services LLC	6/20/21	$2,225	(10,618)	111	(10,729)
Prudential Financial, Inc.	1.00%	JPMorgan Chase Bank N.A.	6/20/21	$1,500	1,902	18,018	(16,116)
Total					$(80,107)	$ 1,996	$(82,103)

OTC Credit Default Swaps — Sell Protection
Issuer	Receive Fixed Rate	Counterparty	Expiration Date	Credit Rating[1]	Notional Amount (000)[2]	Value	Premiums Paid (Received)	Unrealized Appreciation
Anthem, Inc.	1.00%	Goldman Sachs Bank USA	9/20/17	Not Rated	$1,200	$10,408	$ (2,222)	$12,630
Comcast Corp.	1.00%	Credit Suisse International	9/20/17	A-	$1,400	13,162	1,137	12,025
UnitedHealth Group, Inc.	1.00%	Goldman Sachs Bank USA	9/20/17	A+	$1,200	11,172	(578)	11,750
Host Hotels & Resorts, Inc.	1.00%	Credit Suisse International	3/20/19	BBB	$ 825	12,437	(2,499)	14,936
American Tower Corp.	1.00%	Morgan Stanley Capital Services LLC	6/20/21	BBB-	$1,875	(42,592)	(72,597)	30,005
Total						$4,587	$(76,759)	$81,346

See Notes to Financial Statements.

BLACKROCK ALLOCATION TARGET SHARES	SEPTEMBER 30, 2016	35

Schedule of Investments (continued)	Series C Portfolio

[1]	Using S&P’s rating of the issuer or the underlying securities of the index, as applicable.

[2]	The maximum potential amount the Fund may pay should a negative credit event take place as defined under the terms of the agreement.

Transactions in Options Written for the Six Months Ended September 30, 2016

	Calls		Puts
	Notional (000)	Premiums Received	Notional (000)	Premiums Received
Outstanding options, beginning of period	$17,740	$159,105	$17,740	$159,105
Options written	17,740	58,503	17,740	49,793
Options closed	(17,740)	(159,105)	(17,740)	(159,105)

Outstanding options, end of period	$17,740	$58,503	$17,740	$49,793

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:
Assets — Derivative Financial Instruments		Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Futures contracts	Net unrealized appreciation[1]	—	—	—	—	$34,420	—	$34,420
	Unrealized appreciation on OTC swaps;
Swaps — OTC	Swap premiums paid	—	$104,458	—	—	—	—	104,458
Swaps — centrally cleared	Net unrealized appreciation[1]	—	—	—	—	4,940	—	4,940
Total		—	$104,458	—	—	$39,360	—	$143,818

Liabilities — Derivative Financial Instruments
Futures contracts	Net unrealized depreciation[1]	—	—	—	—	$8,382	—	$8,382
Options written	Options written at value	—	—	—	—	88,938	—	88,938
	Unrealized depreciation on OTC swaps;
Swaps — OTC	Swap premiums received	—	$179,978	—	—	—	—	179,978
Swaps — centrally cleared	Net unrealized depreciation[1]	—	—	—	—	165,365	—	165,365
Total		—	$179,978	—	—	$262,685	—	$442,663

[1]

Includes cumulative appreciation (depreciation) on futures contracts and centrally cleared swaps, if any, as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statements of Assets and Liabilities.

For the six months ended September 30, 2016, the effect of derivative financial instruments in the Statements of Operations was as follows:
Net Realized Gain (Loss) from:	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Futures contracts	—	—	—	—	$475,874	—	$475,874
Options purchased[1]	—	—	—	—	(57,423)	—	(57,423)
Options written	—	—	—	—	57,981	—	57,981
Swaps	—	$(13,665)	—	—	(311,561)	—	(325,226)
Total	—	$(13,665)	—	—	$164,871	—	$151,206

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	—	—	—	—	$(83,652)	—	$(83,652)
Options purchased[2]	—	—	—	—	56,820	—	56,820
Options written	—	—	—	—	14,756	—	14,756
Swaps	—	$(10,669)	—	—	59,943	—	49,274
Total	—	$(10,669)	—	—	$47,867	—	$37,198

[1]	Options purchased are included in net realized gain (loss) from investments.

[2]	Options purchased are included in net change in unrealized appreciation (depreciation) on investments.

See Notes to Financial Statements.

36	BLACKROCK ALLOCATION TARGET SHARES	SEPTEMBER 30, 2016

Schedule of Investments (continued)	Series C Portfolio

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — long	$44,938,000
Average notional value of contracts — short	$2,480,617
Options:
Average notional value of swaption contracts written	$35,480,000
Credit default swaps:
Average notional value — buy protection	$11,215,000
Average notional value — sell protection	$6,500,000
Interest rate swaps:
Average notional value — pays fixed rate	$16,967,500

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Derivative Financial Instruments — Offsetting as of Period End

The Fund’s derivative assets and liabilities (by type) were as follows:

	Assets	Liabilities
Derivative Financial Instruments:
Futures contracts	$36,974	$88,664
Options	—	88,938
Swaps — Centrally cleared	15,057	—
Swaps — OTC[1]	104,458	179,978

Total derivative assets and liabilities in the Statements of Assets and Liabilities	$156,489	$357,580
Derivatives not subject to a Master Netting Agreement or similar agreement (“MNA”)	(52,031)	(88,664)

Total derivative assets and liabilities subject to an MNA	$104,458	$268,916

[1] Includes unrealized appreciation (depreciation) on OTC swaps and swap premiums paid/received in the Statements of Assets and Liabilities.

The following tables present the Fund’s derivative assets and liabilities by counterparty net of amounts available for offset under an MNA and net of the related collateral received and pledged by the Fund:

Counterparty	Derivative Assets Subject to an MNA by Counterparty	Derivatives Available for Offset[1]	Non-cash Collateral Received	Cash Collateral Received	Net Amount of Derivative Assets[2]
Credit Suisse International	$28,098	$(28,098)	—	—	—
Goldman Sachs Bank USA	28,226	(28,226)	—	—	—
JPMorgan Chase Bank N.A.	18,018	(16,116)	—	—	$1,902
Morgan Stanley Capital Services LLC	30,116	(30,116)	—	—	—

Total	$104,458	$(102,556)	—	—	$1,902

Counterparty	Derivative Liabilities Subject to an MNA by Counterparty	Derivatives Available for Offset[1]	Non-cash Collateral Pledged	Cash Collateral Pledged	Net Amount of Derivative Liabilities[3]
Bank of America N.A.	$88,938	—	—	—	$88,938
Credit Suisse International	51,193	$(28,098)	—	—	23,095
Goldman Sachs Bank USA	29,343	(28,226)	—	—	1,117
JPMorgan Chase Bank N.A.	16,116	(16,116)	—	—	—
Morgan Stanley Capital Services LLC	83,326	(30,116)	—	—	53,210

Total	$268,916	$(102,556)	—	—	$166,360

[1]	The amount of derivatives available for offset is limited to the amount of derivative assets and/or liabilities that are subject to an MNA.

[2]	Net amount represents the net amount receivable from the counterparty in the event of default.

[3]

Net amount represents the net amount payable due to the counterparty in the event of default. Net amount may be offset further by the options written receivable/payable on the Statements of Assets and Liabilities.

See Notes to Financial Statements.

BLACKROCK ALLOCATION TARGET SHARES	SEPTEMBER 30, 2016	37

Schedule of Investments (concluded)	Series C Portfolio

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments and derivative financial instruments. For information about the Fund’s policy regarding valuation of investments and derivative financial instruments, refer to the Notes to Financial Statements.

The following tables summarize the Fund’s investments and derivative financial instruments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments[1]	—	$392,290,259	—	$ 392,290,259
Short-Term Securities	$24,445,186	—	—	24,445,186

Total	$24,445,186	$392,290,259	—	$ 416,735,445

Derivative Financial Instruments[2]
Assets:
Credit contracts	—	$81,346	—	$ 81,346
Interest rate contracts	$ . 34,420	4,940	—	39,360
Liabilities:
Credit contracts	—	(82,103)	—	(82,103)
Interest rate contracts	(8,382)	(254,303)	—	(262,685)
Total	$26,038	$(250,120)	—	$ (224,082)

[1] See above Schedule of Investments for values in each security type.

[2] Derivative financial instruments are swaps, futures contracts and options written. Swaps and futures contracts are valued at the unrealized appreciation (depreciation) on the instrument and options written are shown at value.

The Fund may hold assets and/or liabilities in which the fair value approximates the carrying amount for financial statement purposes. As of period end, such assets are categorized within the disclosure hierarchy as follows:

	Level 1	Level 2	Level 3	Total
Assets:
Cash	$21,879	—	—	$ 21,879
Cash pledged:
Futures contracts	225,710	—	—	225,710
Centrally cleared swaps	157,530	—	—	157,530

Total	$405,119	—	—	$ 405,119

During the six months ended September 30, 2016, there were no transfers between levels.

See Notes to Financial Statements.

38	BLACKROCK ALLOCATION TARGET SHARES	SEPTEMBER 30, 2016

Schedule of Investments September 30, 2016 (Unaudited)	Series E Portfolio
(Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value
Alabama — 2.9%
Alabama Special Care Facilities Financing Authority-Birmingham, Methodist Home for the Aging Project, Series S, RB, 5.50%, 6/01/30	$500	$563,470
County of Jefferson Alabama Sewer, Refunding RB, Sub-Lien, Warrants, Series D, 6.50%, 10/01/53	1,000	1,256,880
University of South Alabama, Refunding RB, (AGM), 4.00%, 11/01/36	725	800,973
Water Works Board of the City of Birmingham, Refunding RB, Senior Series A, 4.00%, 1/01/41	1,000	1,099,620

		3,720,943
Alaska — 0.3%
Northern Tobacco Securitization Corp., Refunding RB, Asset-Backed, Series A, 4.63%, 6/01/23	370	375,901
Arizona — 1.0%
City of Phoenix IDA, Refunding RB:
Basis School Project, 5.00%, 7/01/45 (a)	140	150,031
Basis School Project, Series A, 5.00%, 7/01/35 (a)	45	48,742
Basis School Project, Series A, 5.00%, 7/01/46 (a)	50	53,583
Legacy Traditional Schools Project, 5.00%, 7/01/35 (a)	300	321,495
Legacy Traditional Schools Project, 5.00%, 7/01/45 (a)	100	106,481
Salt Verde Financial Corp., RB, 5.00%, 12/01/37	500	633,150

		1,313,482
Arkansas — 0.6%
Arkansas Development Finance Authority RB, Series A, 4.00%, 7/01/39	175	171,402
Pulaski County Public Facilities Board, RB:
5.00%, 12/01/39	230	267,991
5.00%, 12/01/42	250	291,295

		730,688
California — 12.2%
California County Tobacco Securitization Agency:
RB, Asset-Backed, 5.45%, 6/01/28	500	514,850
RB, Asset-Backed, 5.60%, 6/01/36	405	417,029
RB, Asset-Backed, 5.70%, 6/01/46	760	782,572
Refunding RB, Asset-Backed, Merced County Project, Series A, 5.00%, 6/01/26	55	55,032
Refunding RB, Asset-Backed, Sonoma County Corp. Project, 5.00%, 6/01/26	275	275,055
Refunding RB, Asset-Backed, Sonoma County Corp. Project, 5.25%, 6/01/45	160	160,002
Refunding RB, Golden Gate Tobacco Project, Series A, 5.00%, 6/01/36	285	285,000
California Educational Facilities Authority, RB, Chapman University Project, 5.00%, 4/01/45	500	588,095
California Infrastructure & Economic Development Bank, Refunding RB, Academy Motion Picture Art Project, 4.00%, 11/01/45	750	810,473
California Municipal Finance Authority:
RB, John Adams Academics Project, 5.00%, 10/01/35	250	264,870
RB, John Adams Academics Project, 5.25%, 10/01/45	250	266,460

Municipal Bonds	Par (000)	Value
California (continued)
RB, Sycamore Academy Project, 5.63%, 7/01/44 (a)	$150	$158,317
Refunding RB, Community Medical Centers Project, Series A, 5.00%, 2/01/46	250	287,023
California Pollution Control Financing Authority, RB, AMT, 5.00%, 11/21/45 (a)	770	859,397
California School Finance Authority, RB, Alta Public Schools Project, Series A, 6.75%, 11/01/45 (a)	250	281,537
California Statewide Communities Development Authority:
RB, Loma Linda University Medical Center Project, Series A, 5.25%, 12/01/56 (a)	905	1,036,723
Refunding RB, (AGM) 5.00%, 11/15/49	500	593,440
Refunding RB, 899 Charleston Project, Series A, 5.25%, 11/01/44	250	279,265
Refunding RB, Huntington Memorial Hospital Project, Series B, 5.00%, 7/01/44	500	582,600
Refunding RB, John Muir Health Project, Series A, 4.00%, 8/15/46	435	473,480
California Statewide Financing Authority, RB, Asset-Backed:
Series A, 6.00%, 5/01/43	85	86,398
Series B, 5.63%, 5/01/29	125	127,056
Series B, 6.00%, 5/01/43	315	317,492
City of Irvine, Community Facilities District No. 2013-3, (Great Park) Improvement Area No. 1, Special Tax Bonds, 5.00%, 9/01/44	250	283,310
City of Roseville, CDF No. 1, Special Tax Bonds, 5.00%, 9/01/44	500	566,620
Golden State Tobacco Securitization Corp., Refunding RB, Asset-Backed, Senior, Series A-1, 5.75%, 6/01/47	645	654,681
Oakland Unified School District, GO, Series A, 5.00%, 8/01/40	350	419,283
Riverside County Public Financing Authority, RB, Capital Facilities Project, 5.25%, 11/01/45	500	608,860
San Francisco City & County Redevelopment Agency, Tax Allocation Bonds, Mission Bay’s Redevelopment Project, Sub-Series D, 0.00%, 8/01/31 (a)(b)	580	280,076
State of California, GO, Refunding, 4.00%, 9/01/36	1,500	1,679,760
Tobacco Securitization Authority of Southern California, Refunding RB, Senior, Series A-1:
5.00%, 6/01/37	970	970,019
5.13%, 6/01/46	500	497,095

		15,461,870
Colorado — 2.3%
Colorado Educational & Cultural Facilities Authority, Refunding RB, Charter School-University Project, 5.00%, 12/15/45 (a)	500	529,080
Colorado Health Facilities Authority, Refunding RB:
Evangelical Lutheran Good Project, 5.00%, 6/01/40	500	564,820
Sunny Vista Living Center Project, Series A, 6.13%, 12/01/45 (a)	130	143,255
Sunny Vista Living Center Project, Series A, 6.25%, 12/01/50 (a)	130	143,394
Copperleaf Metropolitan District No. 2, GO, Refunding, 5.75%, 12/01/45	500	533,510
Foothills Metropolitan District, Special Assessment Bonds, 6.00%, 12/01/38	500	552,055

See Notes to Financial Statements.

BLACKROCK ALLOCATION TARGET SHARES	SEPTEMBER 30, 2016	39

Schedule of Investments (continued)	Series E Portfolio

Municipal Bonds	Par (000)	Value
Colorado (continued)
Highpointe Vista Metropolitan District No 2, GO, Refunding, Series A, 5.00%, 12/01/46	$500	$501,960

		2,968,074
Connecticut — 0.5%
Mohegan Tribal Finance Authority, RB, 7.00%, 2/01/45 (a)	215	224,481
Mohegan Tribe of Indians of Connecticut:
RB, Series A, 6.75%, 2/01/45 (a)	110	114,902
Refunding RB, Priority District Project, Series C, 6.25%, 2/01/30 (a)	330	344,230

		683,613
Delaware — 0.3%
Delaware State EDA, RB, Exempt Facility Indian River Power Project, 5.38%, 10/01/45	380	412,011
Florida — 3.5%
Babcock Ranch Community Independent Special District, Special Assessment Bonds, 4.25%, 11/01/21	340	344,335
Brevard County Health Facilities Authority, Refunding RB, Health First, Inc. Project, 5.00%, 4/01/39	500	581,320
Cape Coral Health Facilities Authority, Refunding RB, Senior Housing Gulf Care Project, 5.88%, 7/01/40 (a)	250	276,720
Capital Trust Agency, Inc., RB, Gardens Apartments Project, Series A, 5.00%, 7/01/50	500	519,355
Celebration Pointe Community Development District, Special Assessment Bonds, 5.13%, 5/01/45	250	259,433
Florida Development Finance Corp., RB, Renaissance Charter School Project, Series A, 6.13%, 6/15/44	150	156,864
Greater Orlando Aviation Authority, Refunding RB, AMT, Special Purpose JetBlue Airway Project, 5.00%, 11/15/36	250	267,037
Hillsborough County Aviation Authority, Refunding RB, AMT, Tampa International Project, Series A, 5.00%, 10/01/44	350	401,083
Lakewood Ranch Stewardship District, Special Assessment Bonds:
4.88%, 5/01/35	250	263,655
Village of Lakewood Ranch Project, Series S, 4.00%, 5/01/21	100	102,911
Village of Lakewood Ranch Project, Series S, 5.00%, 5/01/36	100	104,568
Village of Lakewood Ranch Project, Series S, 5.13%, 5/01/46	170	178,612
Live Oak Lake Community Development District, Special Assessment Bonds, 4.63%, 5/01/47	500	489,955
Orange County Health Facilities Authority, RB, Presbyterian Retirement Community Project, 5.00%, 8/01/35	250	289,177
Trout Creek Community Development District, Special Assessment Bonds, 5.63%, 5/01/45	250	256,053

		4,491,078
Georgia — 0.9%
Gainesville & Hall County Hospital Authority, Refunding RB, North East Georgia Health Systems, Inc. Project, 5.50%, 8/15/54	250	307,180

Municipal Bonds	Par (000)	Value
Georgia (continued)
Private Colleges & Universities Authority, RB, Savannah College of Art & Design Project, 5.00%, 4/01/44	$250	$286,440
Richmond County Hospital Authority, Refunding RB, Universal Health Services, Inc., Project, 4.00%, 1/01/36	500	540,860

		1,134,480
Hawaii — 0.2%
State of Hawaii Department of Budget & Finance, Refunding RB, 5.00%, 1/01/45 (a)	220	228,576
Idaho — 0.4%
Idaho Health Facilities Authority, RB, St. Luke’s Health Systems, Inc. Project, Series A, 5.00%, 3/01/44	400	461,184
Illinois — 4.6%
City of Chicago, GO:
Refunding, Series A, 5.00%, 1/01/36	250	258,740
Series A, 5.50%, 1/01/39	400	429,572
City of Chicago, O’Hare International Airport Revenue, Refunding RB:
Senior Lien, Series D, 5.00%, 1/01/39	260	300,331
Series D, 5.00%, 1/01/46	1,000	1,173,940
City of Chicago, Wastewater Transmission Revenue, Refunding RB, Second Lien, Series C, 5.00%, 1/01/39	500	567,515
Illinois Finance Authority, Refunding RB:
Lutheran Home & Services Project, 5.50%, 5/15/30	500	543,715
Presence Health Network Project, Series C, 4.00%, 2/15/41	400	398,132
Senior, Rogers Park Montessori School Project, 6.13%, 2/01/45	150	161,868
Metropolitan Pier & Exposition Authority:
RB, McCormick Place Expansion Project, Series 2015A, 5.50%, 6/15/53	390	451,554
Refunding RB, McCormick Project, Series B-2, 5.00%, 6/15/50	500	527,625
Refunding RB, McCormick Project, Series B-2, 5.25%, 6/15/50	350	372,991
State of Illinois, GO:
5.00%, 2/01/39	300	321,456
5.00%, 5/01/39	275	295,251

		5,802,690
Indiana — 1.3%
City of Vincennes, Refunding RB, Southwest Industrial Regional Youth Village Factory Project, 6.25%, 1/01/29 (a)	515	518,378
Indiana Finance Authority, RB, AMT, Private Activity Bond, Ohio River Bridges East End Crossing Project, 5.25%, 1/01/51	1,000	1,123,880

		1,642,258
Iowa — 0.8%
Iowa Finance Authority, Refunding RB, Iowa Fertilizer Co. Project, 5.50%, 12/01/22	750	774,637
Iowa Tobacco Settlement Authority, Refunding RB:
Asset-Backed, Series C, 5.50%, 6/01/42	150	150,000
Capital Appreciation, Asset-Backed, Series B, 5.60%, 6/01/34	160	161,003

		1,085,640

See Notes to Financial Statements.

40	BLACKROCK ALLOCATION TARGET SHARES	SEPTEMBER 30, 2016

Schedule of Investments (continued)	Series E Portfolio

Municipal Bonds	Par (000)	Value
Kentucky — 0.2%
Kentucky Economic Development Finance Authority, Refunding RB, Baptist Life Communities Project, Series S:
6.25%, 11/15/46	$120	$123,250
6.38%, 11/15/51	120	123,460

		246,710
Louisiana — 0.1%
Juban Crossing Economic Development District, Refunding RB, General Infrastructure Projects, Series C, 7.00%, 9/15/44 (a)	150	161,066
Maryland — 0.9%
Anne Arundel County Consolidated Special Taxing District, Special Tax Bonds, Villages at 2 Rivers Project, 5.25%, 7/01/44	250	261,973
County of Frederick, RB, Jefferson Technology Park Project, Series B, 7.13%, 7/01/43	150	171,468
Maryland Economic Development Corp., Refunding RB, University of Maryland Project, 5.00%, 7/01/39	100	113,071
Maryland Health & Higher Educational Facilities Authority, Refunding RB, Meritus Medical Center Project, 5.00%, 7/01/40	500	583,580

		1,130,092
Massachusetts — 2.5%
Massachusetts Development Finance Agency:
RB, Baystate Medical Center Project, Series N, 5.00%, 7/01/44	500	578,045
RB, Green Bonds, Boston Medical Center Project, 5.00%, 7/01/44	480	552,600
RB, Seven Hills Foundation & Affiliates Project, 5.00%, 9/01/35	250	277,905
RB, Seven Hills Foundation & Affiliates Project, 5.00%, 9/01/45	335	367,019
Refunding RB, Covanta Energy Project, Series B, 4.88%, 11/01/42 (a)	350	355,919
Refunding RB, Emmanuel College Project, Series A, 4.00%, 10/01/46	1,000	1,039,320

		3,170,808
Michigan — 2.6%
Michigan Finance Authority, Refunding RB:
AMT, Senior Lien, Detroit Water & Sewerage Department Project, 5.00%, 7/01/44	250	272,500
Henry Ford Health System Project, 4.00%, 11/15/46	445	464,589
Michigan State Housing Development Authority, RB, State Single Family Housing Project, Series B, 3.50%, 12/01/41	575	570,233
Michigan Tobacco Settlement Finance Authority, RB, Turbo Project, Series A, 6.88%, 6/01/42	500	514,200
Wayne County Airport Authority, RB:
AMT, Detroit Metropolitan Wayne County Airport Project, 5.00%, 12/01/39	250	284,040
Detroit Metropolitan Wayne County Airport Project, Series B, 5.00%, 12/01/44	500	579,810
Series D, 5.00%, 12/01/40	500	590,610

		3,275,982
Minnesota — 1.3%
City of Brooklyn Park, RB, Athlos Leadership Academy Project, 5.25%, 7/01/30	350	362,642
City of Deephaven, Refunding RB, Eagle Ridge Academy Project, Series 2015A, 5.25%, 7/01/37	605	669,293

Municipal Bonds	Par (000)	Value
Minnesota (continued)
City of Ham Lake, RB, DaVinci Academy Project, Series A,:
5.00%, 7/01/36	$100	$105,522
5.00%, 7/01/47	270	281,607
City of Rochester, RB, Homestead Rochester, Inc. Project, 5.00%, 12/01/49	220	235,000

		1,654,064
Missouri — 1.1%
Kansas City IDA, Refunding RB, Kansas City United Methodist Church Project:
5.75%, 11/15/36 (a)	220	226,769
6.00%, 11/15/46 (a)	155	161,110
6.00%, 11/15/51 (a)	100	103,043
Plaza at Noah’s Ark Community Improvement District, Refunding Tax Allocation Bonds, 5.00%, 5/01/35	400	413,380
St Louis County IDA, Refunding RB, Nazareth Living Center Project, 4.15%, 8/15/21	500	500,925

		1,405,227
Nebraska — 1.3%
Douglas County Hospital Authority No. 3, Refunding RB, Health Facilities NE Methodist Hospital Project, 5.00%, 11/01/45	500	579,435
Sarpy County Hospital Authority No 1, Refunding RB, NE Medicine Project, 4.00%, 5/15/51	960	1,014,182

		1,593,617
New Jersey — 8.6%
Casino Reinvestment Development Authority, Refunding RB:
5.00%, 11/01/22	850	919,564
5.25%, 11/01/39	250	261,890
5.25%, 11/01/44	560	584,326
Essex County Improvement Authority, RB, AMT, 5.25%, 7/01/45 (a)	250	260,553
New Jersey EDA:
RB, AMT, Continental Airlines, Inc. Project, 4.88%, 9/15/19	650	688,506
RB, AMT, Kapkowski Road Landfill Project, Series 1998 B-MB, 6.50%, 4/01/31	100	122,484
RB, AMT, Private Activity — The Goethals Project, 5.38%, 1/01/43	500	577,390
RB, Leap Academy Charter School Project, Series A, 6.20%, 10/01/44	150	155,643
RB, Series WW, 5.25%, 6/15/40	1,000	1,129,530
Refunding RB, 5.00%, 6/15/23	1,000	1,134,370
Refunding RB, Bancroft Neurohealth Project, 5.00%, 6/01/41	380	391,734
Refunding RB, Charter, Greater Brunswick Project, Series A, 6.00%, 8/01/49 (a)	250	265,600
New Jersey Educational Facilities Authority, Refunding RB, Series F, 4.00%, 7/01/32	1,010	1,120,060
New Jersey Health Care Facilities Financing Authority, Refunding RB, Barnabas Health Obligated Project:
4.25%, 7/01/44	395	428,626
5.00%, 7/01/44	220	254,340
New Jersey State Turnpike Authority, RB, Series A, 5.00%, 1/01/43	1,000	1,159,280
New Jersey Transportation Trust Fund Authority, RB, Transportation Program, Series AA:
5.00%, 6/15/38	250	272,480
5.25%, 6/15/41	205	231,882

See Notes to Financial Statements.

BLACKROCK ALLOCATION TARGET SHARES	SEPTEMBER 30, 2016	41

Schedule of Investments (continued)	Series E Portfolio

Municipal Bonds	Par (000)	Value
New Jersey (continued)
Tobacco Settlement Financing Corp., Refunding RB, Series 1A, 5.00%, 6/01/41	$1,000	$966,780

		10,925,038
New Mexico — 0.3%
New Mexico Hospital Equipment Loan Council, Refunding RB, Gerald Champion Regional Medical Center Project, 5.50%, 7/01/42	325	361,806
New York — 12.4%
Build NYC Resource Corp.:
RB, 5.50%, 11/01/44	250	276,045
Refunding RB, AMT, Pratt Paper, Inc. Project, 5.00%, 1/01/35 (a)	100	114,324
Chautauqua Tobacco Asset Securitization Corp., Refunding RB, 5.00%, 6/01/48	1,000	1,042,940
County of Cattaraugus, RB, St. Bonaventure University Project, 5.00%, 5/01/44	195	213,248
Dutchess County Industrial Development Agency, Refunding RB, Bard College Civic Facility Project, Series A-1, 5.00%, 8/01/46	530	500,956
Erie Tobacco Asset Securitization Corp., Refunding RB, Asset Backed, Series A, 5.00%, 6/01/45	495	495,010
Hempstead Town Local Development Corp., RB, Molloy College Project, 5.00%, 7/01/44	500	568,320
MTA Hudson Rail Yards Trust Obligations, RB, Series A, 5.00%, 11/15/56	1,490	1,717,747
Nassau County Tobacco Settlement Corp, Refunding RB, Asset-Backed, Series A-3, 5.13%, 6/01/46	240	235,637
New York Counties Tobacco Trust IV, Refunding RB, Series A:
6.25%, 6/01/41 (a)	550	580,338
5.00%, 6/01/42	915	904,889
5.00%, 6/01/45	225	223,324
New York Counties Tobacco Trust VI, Refunding RB, 5.00%, 6/01/51	365	402,478
New York Liberty Development Corp.:
RB, Goldman Sachs Headquarters Project, 5.25%, 10/01/35	700	935,354
Refunding RB, Class 1-3 World Trade Center Project, 5.00%, 11/15/44 (a)	1,000	1,150,930
Refunding RB, Class 2-3 World Trade Center Project, 5.38%, 11/15/40 (a)	150	178,310
Refunding RB, Class 3-3 World Trade Center Project, 7.25%, 11/15/44 (a)	100	131,495
New York Transportation Development Corp:
RB, AMT, Laguardia Airport Term B Redevelopment Project, Series A, 5.25%, 1/01/50	1,000	1,151,950
Refunding RB, AMT, American Airlines, Inc. Project, 5.00%, 8/01/26	435	481,828
Refunding RB, AMT, American Airlines, Inc. Project, 5.00%, 8/01/31	490	535,060
Town of Oyster Bay, GO, Refunding, BAN, Series D, 3.88%, 6/28/17	220	221,225
TSASC, Inc., Refunding RB, Series 1:
4.75%, 6/01/22	125	125,119
5.00%, 6/01/34	670	670,831
Ulster Tobacco Asset Securitization Corp., RB, Asset-Backed, 6.00%, 6/01/40	190	190,085
Westchester County Healthcare Corp., RB, Senior Lien, Series A, 5.00%, 11/01/44	353	405,404
Westchester County Local Development Corp., Refunding RB:
Kendal on the Hudson Project, 5.00%, 1/01/34	900	1,014,462
Wartburg Senior Housing Project, Series A, 5.00%, 6/01/30 (a)	250	264,765

Municipal Bonds	Par (000)	Value
New York (continued)
Westchester Tobacco Asset Securitization, Refunding RB, 5.13%, 6/01/45	$1,000	$1,004,960

		15,737,034
North Carolina — 0.5%
North Carolina Department of Transportation, RB, AMT, Hot Lanes Project, Series 1- 77, 5.00%, 6/30/54	115	128,220
North Carolina Medical Care Commission, Refunding RB, 1st Mortgage, Galloway Ridge Project, Series A, 5.25%, 1/01/41	250	268,025
Town of Mooresville, Special Assessment Bonds, 5.38%, 3/01/40 (a)	250	261,187

		657,432
Ohio — 2.4%
Buckeye Tobacco Settlement Financing Authority, RB, Asset-Backed, Series A-2, 5.88%, 6/01/47	1,000	979,310
County of Allen, Refunding RB, Mercy Health Project, Series A, 4.00%, 11/01/44	345	365,783
County of Franklin, RB, OPRS Communities Obligation Group Project, Series S, 6.13%, 7/01/40	585	661,746
County of Hamilton, RB, Improvement, Life Enriching Community Project,:
5.00%, 1/01/46	115	129,399
5.00%, 1/01/51	190	212,032
Port of Greater Cincinnati Development Authority, RB, Colonial Village/Athens Garden Project, 5.00%, 12/01/40	335	345,924
State of Ohio, RB, AMT, Portsmouth Bypass Project, 5.00%, 6/30/53	370	412,665

		3,106,859
Oklahoma — 1.4%
Oklahoma Capitol Improvement Authority, RB, Highway Improvement Project, 4.00%, 7/01/34	1,000	1,103,220
Tulsa Airports Improvement Trust, Refunding RB, AMT, American Airlines Project, 5.00%, 6/01/35 (c)	615	718,794

		1,822,014
Oregon — 0.6%
Hospital Facilities Authority of Multnomah County Oregon, Refunding RB, Mirabella at South Waterfront Project, 5.50%, 10/01/49	150	166,493
Polk County Hospital Facility Authority, RB, Dallas Retirement Village Project, Series A, 5.38%, 7/01/45	250	262,800
Yamhill County Hospital Authority, Refunding RB, Friendsview Retirement Community Project, Series S, 5.00%, 11/15/36	300	330,480

		759,773
Pennsylvania — 5.0%
Lancaster County Hospital Authority, Refunding RB, St. Anne’s Retirement Community Project, 5.00%, 4/01/33	250	264,390
Montgomery County IDA:
First Mortgage RB, NHS III Properties Project, 6.50%, 10/01/37	225	225,371
Refunding RB, Albert Einstein Healthcare Project, 5.25%, 1/15/45	500	565,550
Refunding RB, Whitemarsh Continuing Care Retirement Community Project, 5.38%, 1/01/50	170	177,347
Moon IDA, Refunding RB, Baptist Homes Society Project, 6.00%, 7/01/45	250	283,637

See Notes to Financial Statements.

42	BLACKROCK ALLOCATION TARGET SHARES	SEPTEMBER 30, 2016

Schedule of Investments (continued)	Series E Portfolio

Municipal Bonds	Par (000)	Value
Pennsylvania (continued)
Northampton County IDA, Tax Allocation Bonds, Route 33 Project, 7.00%, 7/01/32	$150	$166,193
Pennsylvania Economic Development Financing Authority:
RB, AMT, The Pennsylvania Rapid Bridge Replacement Project, 5.00%, 6/30/42	625	723,094
Refunding RB, AMT, National Gypson Co. Project, 5.50%, 11/01/44	500	558,865
Pennsylvania Higher Educational Facilities Authority, Refunding RB, Widener University Project, 5.00%, 7/15/38	250	285,057
Pennsylvania Turnpike Commission, RB, Series B, 5.25%, 12/01/44	1,000	1,169,800
Philadelphia Authority for Industrial Development, Refunding RB, First Series 2015, 5.00%, 4/01/45	500	584,780
Philadelphia Hospitals & Higher Education Facilities Authority, RB, Temple University Health System Project, Series A, 5.63%, 7/01/42	130	144,919
Westmoreland County Municipal Authority, Refunding RB, (BAM), 5.00%, 8/15/38	1,000	1,171,790

		6,320,793
Puerto Rico — 1.5%
Children’s Trust Fund, Refunding RB, Asset-Backed:
5.50%, 5/15/39	310	312,309
5.63%, 5/15/43	665	659,421
Commonwealth of Puerto Rico:
GO, Refunding, Series A, 8.00%, 7/01/35 (d)(e)	380	248,900
GO, Refunding, Series A, 5.50%, 7/01/39 (d)(e)	145	92,075
GO, Series A, 6.00%, 7/01/38 (d)(e)	160	100,402
Puerto Rico Commonwealth Aqueduct & Sewer Authority, RB, Senior Lien, Series A:
6.13%, 7/01/24	85	68,042
6.00%, 7/01/38	215	167,147
6.00%, 7/01/44	355	274,181

		1,922,477
Rhode Island — 1.6%
Tobacco Settlement Financing Corp., Refunding RB:
Series A, 5.00%, 6/01/40	100	109,795
Series B, 4.50%, 6/01/45	750	791,273
Series B, 5.00%, 6/01/50	1,040	1,099,873

		2,000,941
South Carolina — 2.4%
South Carolina Ports Authority, RB, AMT:
5.00%, 7/01/45	250	286,777
5.25%, 7/01/55	500	575,495
South Carolina State Public Service Authority, Refunding RB:
Series A, 5.50%, 12/01/54	1,000	1,190,470
Series E, 5.25%, 12/01/55	810	968,752

		3,021,494
Tennessee — 0.2%
Chattanooga-Hamilton County Hospital Authority, Refunding RB, 5.00%, 10/01/44	250	284,957
Texas — 4.5%
Central Texas Regional Mobility Authority, RB, Senior Lien:

Municipal Bonds	Par (000)	Value
Texas (continued)
6.25%, 1/01/46	$175	$212,504
Series A, 5.00%, 1/01/45	500	578,540
Central Texas Turnpike System, Refunding RB, Series C,:
5.00%, 8/15/37	200	232,430
5.00%, 8/15/42	250	288,237
City of Houston Airport System:
RB, AMT, Series B-1, 5.00%, 7/15/35	100	111,543
Refunding RB, AMT, United Airlines, Inc. Project, 5.00%, 7/01/29	500	564,080
City of San Antonio Airport System, RB, AMT, 5.00%, 7/01/45	500	573,140
County of Hays, Special Assessment Bonds, La Cima Import District Project, 7.00%, 9/15/45	250	261,135
Fort Bend County Industrial Development Corp., RB, NRG Energy, Inc. Project, Series B, 4.75%, 11/01/42	250	268,835
Mesquite Health Facility Development Corp., Refunding RB, Christian Care Centers, Inc. Project, 5.13%, 2/15/42	250	275,513
Mission Economic Development Corp, RB, AMT, Senior Lien, National Gasoline Project, 5.75%, 10/01/31 (a)	525	557,629
New Hope Cultural Education Facilities Corp., RB, Wesleyan Homes, Inc. Project, 5.50%, 1/01/49	250	268,365
Newark Higher Education Finance Corp., RB, Christian Schools, Inc. Project, Series A, 5.50%, 8/15/35 (a)	250	264,363
North Texas Tollway Authority, Refunding RB, Series B, 5.00%, 1/01/40	250	290,835
Tarrant County Cultural Education Facilities Finance Corp.:
RB, Buckingham Senior Living Community Project, 5.50%, 11/15/45	350	389,508
Refunding RB, Barton Creek Senior Living Center Project, 4.75%, 11/15/35	250	270,523
Refunding RB, Trinity Terrace Project, 5.00%, 10/01/49	250	282,743

		5,689,923
Utah — 0.9%
Utah Charter School Finance Authority RB:
Early Light Academy Project, 5.13%, 7/15/49 (a)	545	565,127
Spectrum Academy Project, 6.00%, 4/15/45 (a)	500	530,165

		1,095,292
Virginia — 1.5%
Cherry Hill Community Development Authority, Special Assessment Bonds, Potomac Shores Project, 5.40%, 3/01/45 (a)	250	270,897
Fairfax County EDA, RB, Vinson Hall LLC Project, Series A, 5.00%, 12/01/42	400	427,008
Lower Magnolia Green Community Development Authority, Special Assessment Bonds:
5.00%, 3/01/35 (a)	250	266,057
5.00%, 3/01/45 (a)	100	105,548
Tobacco Settlement Financing Corp., RB, Senior, Series B1, 5.00%, 6/01/47	430	419,044
Virginia College Building Authority:
RB, Green Bonds, Marymount University Project, 5.00%, 7/01/45 (a)	250	274,293

See Notes to Financial Statements.

BLACKROCK ALLOCATION TARGET SHARES	SEPTEMBER 30, 2016	43

Schedule of Investments (continued)	Series E Portfolio

Municipal Bonds	Par (000)	Value
Virginia (continued)
Refunding RB, Marymount University Project, Series A, 5.00%, 7/01/45 (a)	$100	$109,717

		1,872,564
Washington — 1.2%
Greater Wenatchee Regional Events Center Public Facilities District, Refunding RB, Series A, 5.50%, 9/01/42	250	266,060
King County Public Hospital District No. 4, GO, Refunding:
Improvement, Snoqualmie Valley Hospital Project, 7.00%, 12/01/40	200	222,136
Series A, 5.00%, 12/01/30	200	212,374
Port of Seattle RB, AMT, Series C, 5.00%, 4/01/40	250	289,187
Washington State Housing Finance Commission:
RB, Herons’s Key Project, Series A, 7.00%, 7/01/45 (a)	250	269,890
Refunding RB, Skyline 1st. Hill Project, 6.00%, 1/01/45 (a)	210	217,715

		1,477,362
Wisconsin — 1.5%
Public Finance Authority:
RB, Fund for Affordable Housing, North Carolina & Missouri Portfolio, Series A, 4.75%, 12/01/35	140	147,766
RB, Fund for Affordable Housing, North Carolina & Missouri Portfolio, Series A, 5.00%, 12/01/45	340	362,369
RB, Fund for Affordable Housing, North Carolina & Missouri Portfolio, Series A, 5.15%, 12/01/50	210	224,150
RB, Voyager Foundation, Inc. Project, Series A, 5.13%, 10/01/45	150	155,883
Refunding RB, AMT, Celanese Project, Series C, 4.30%, 11/01/30	100	104,926
Refunding RB, AMT, Senior Obligation Group Project, 5.00%, 7/01/42	750	803,077
Refunding RB, Celanese Project, Series D, 4.05%, 11/01/30	100	104,568

		1,902,739
Total Municipal Bonds — 88.3%		112,108,552

Municipal Bonds Transferred to Tender Option Bond Trusts (c)	Par (000)	Value
Illinois — 0.6%
Illinois State Toll Highway Authority, RB, Series A, 5.00%, 1/01/40	$660	$781,009
New York — 6.5%
City of New York Housing Development Corp., RB, Series D-1-B, 4.25%, 11/01/45	1,000	1,055,958
Metropolitan Transportation Authority, Refunding RB, Series C-1, 5.25%, 11/15/56	1,500	1,846,879
New York State Dormitory Authority Personal Income Tax Revenue, Refunding RB, Series E, 5.00%, 3/15/36	3,330	4,075,254
Port Authority of New York & New Jersey, Refunding RB, 194th Series, 5.25%, 10/15/55	1,000	1,218,998

		8,197,089
North Carolina — 0.9%
North Carolina Capital Facilities Finance Agency, Refunding RB, Duke University Project, Series B, 5.00%, 10/01/55	1,000	1,199,530
Washington — 1.3%
Snohomish County Public Utilities District No. 1, RB,5.00%, 12/01/45 (a)	1,340	1,582,169
Total Municipal Bonds Transferred to Tender Option Bond Trusts — 9.3%		11,759,797
Total Long-Term Investments (Cost — $116,651,703) — 97.6%		123,868,349

Short-Term Securities	Shares
Dreyfus Tax Exempt Cash Management, Institutional Class, 0.61% (g)	11,754,700	11,754,700
Total Short-Term Securities (Cost — $11,754,700) — 9.2%		11,754,700
Total Investments (Cost — $128,406,403) — 106.8%		135,623,049
Other Assets Less Liabilities — (2.1)%		(2,679,011)
Liability for TOB Trust Certificates, Including Interest Expense and Fees Payable — (4.7)%		(5,978,337)

Net Assets — 100.0%		$126,965,701

Notes to Schedule of Investments

(a)	Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(b)	Zero-coupon bond.

(c)	Variable rate security. Rate as of period end.

(d)	Issuer filed for bankruptcy and/or is in default.

(e)	Non-income producing security.

(f)	Represents bonds transferred to a TOB Trust in exchange of cash and residual certificates received by the Fund. These bonds serve as collateral in a secured borrowing. See Note 4 of the Notes to Financial Statements for details.

(g)	Current yield as of period end.

See Notes to Financial Statements.

44	BLACKROCK ALLOCATION TARGET SHARES	SEPTEMBER 30, 2016

Schedule of Investments (continued)	Series E Portfolio

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts
Contracts Short	Issue	Expiration	Notional Value	Unrealized Appreciation
(16)	U.S. Treasury Bonds (30 Year)	December 2016	$2,690,500	$16,205
(22)	U.S. Treasury Notes (10 Year)	December 2016	$2,884,750	3,955
(6)	U.S. Ultra Treasury Bonds	December 2016	$1,103,250	6,040
Total				$26,200

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative instruments located in the Statements of Assets and Liabilities were as follows:

Assets — Derivative Financial Instruments		Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Futures contracts	Net unrealized appreciation[1]	—	—	—	—	$26,200	—	$26,200

[1]

Includes cumulative appreciation (depreciation) on futures contracts, if any, as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statements of Assets and Liabilities.

For the six months ended September 30, 2016, the effect of derivative financial instruments in the Statements of Operations was as follows:

Net Realized Gain from:	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Futures contracts	—	—	—	—	$19,151	—	$19,151

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	—	—	—	—	$1,237	—	$1,237

Average Quarterly Balances of Outstanding Derivative Financial Instruments
Futures contracts:
Average notional value of contracts — short							$4,718,506

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Derivative Financial Instruments — Offsetting as of Period End

The Fund’s derivative assets and liabilities (by type) were as follows:

	Assets	Liabilities
Derivative Financial Instruments:
Futures contracts	$45,719	—

Derivatives not subject to a Master Netting Agreement or similar agreement (“MNA”)	(45,719)	—

Total derivative assets and liabilities subject to an MNA	—	—

See Notes to Financial Statements.

BLACKROCK ALLOCATION TARGET SHARES	SEPTEMBER 30, 2016	45

Schedule of Investments (concluded)	Series E Portfolio

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments and derivative financial instruments. For information about the Fund’s policy regarding valuation of investments and derivative financial instruments, refer to the Notes to Financial Statements.

The following tables summarize the Fund’s investments and derivative financial instruments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments[1]	—	$123,868,349	—	$123,868,349
Short-Term Securities	$11,754,700	—	—	11,754,700

Total	$11,754,700	$123,868,349	—	$135,623,049

Derivative Financial Instruments[2]
Assets:
Interest rate contracts	$26,200	—	—	$26,200

[1] See above Schedule of Investments for values in each security type.

[2] Derivative financial instruments are futures contracts, which are valued at the unrealized appreciation (depreciation) on the instrument.

The Fund may hold assets and/or liabilities in which the fair value approximates the carrying amount for financial statement purposes. As of period end, such assets and/or liabilities are categorized within the disclosure hierarchy as follows:

	Level 1	Level 2	Level 3	Total
Assets:
Cash	$4,231	—	—	$4,231
Cash pledged for futures contracts	117,650	—	—	117,650
Liabilities:
TOB Trust Certificates	—	$(5,960,000)	—	(5,960,000)

Total	$121,881	$(5,960,000)	—	$(5,838,119)

      During the six months ended September 30, 2016, there were no transfers between levels.

See Notes to Financial Statements.

46	BLACKROCK ALLOCATION TARGET SHARES	SEPTEMBER 30, 2016

Schedule of Investments September 30, 2016 (Unaudited)	Series M Portfolio
(Percentages shown are based on Net Assets)

Asset-Backed Securities	Par (000)	Value
Invitation Homes Trust, Series 2014-SFR3, Class A, 1.71%, 12/17/31 (a)(b)	$609	$608,871
Progress Residential Trust:
Series 2015-SFR2, Class A, 2.74%, 6/12/32 (a)	1,392	1,410,025
Series 2016-SFR1, Class A, 1.98%, 9/17/33 (a)(b)	3,300	3,335,862
SMB Private Education Loan Trust, Series 2015-C, Class A3, 2.46%, 8/16/32 (a)(b)	1,000	1,037,356
Tricon American Homes Trust, Series 2015-SFR1, Class A, 1.78%, 5/17/32 (a)(b)	1,194	1,192,300
Total Asset-Backed Securities — 1.3%		7,584,414

Non-Agency Mortgage-Backed Securities
Commercial Mortgage-Backed Securities — 3.8%
Banc of America Commercial Mortgage Trust, Series 2015-UBS7, Class B, 4.51%, 9/15/48 (b)	2,600	2,871,928
Bear Stearns Commercial Mortgage Securities, Series 2007-PW17, Class A4, 5.69%, 6/11/50 (b)	9,228	9,480,927
BHMS Mortgage Trust, Series 2014-ATLS, Class AFL, 2.02%, 7/05/33 (a)(b)	2,600	2,592,278
Series 2016-HEAT, Class A, 3.36%, 4/10/29 (a)	1,750	1,811,678
Series 2016-HEAT, Class D, 5.67%, 4/10/29 (a)(b)	1,330	1,337,301
Citigroup/Deutsche Bank Commercial Mortgage Trust, Series 2006-CD3, Class A5, 5.62%, 10/15/48	19	18,663
GAHR Commercial Mortgage Trust, Series 2015-NRF, Class DFX, 3.49%, 12/15/34 (a)(b)	3,600	3,619,322
Great Wolf Trust, Series 2015-WOLF, Class A, 1.97%, 5/15/34 (a)(b)	600	600,368
JPMorgan Chase Commercial Mortgage Securities Trust, Series 2015-SGP, Class A, 2.21%, 7/15/36 (a)(b)	700	703,944

		23,036,409
Interest Only Commercial Mortgage-Backed Securities — 2.2%
Banc of America Commercial Mortgage Trust, Series 2015-UBS7, Class XA, 1.07%, 9/15/48 (b)	1,780	108,159
CFCRE Commercial Mortgage Trust, Series 2016-C4, Class XA, 1.94%, 5/10/58 (b)	5,549	682,025
Citigroup Commercial Mortgage Trust, Series 2014-GC23, Class XA, 1.27%, 7/10/47 (b)	2,850	179,039
Series 2014-CR14, Class XA, 0.99%, 2/10/47 (b)	3,499	124,796
Series 2015-CR24, Class XA, 1.03%, 8/10/48 (b)	7,216	419,716
Series 2015-CR25, Class XA, 1.12%, 8/10/48 (b)	13,793	879,020
Series 2015-DC1, Class XA, 1.32%, 2/10/48 (b)	18,406	1,209,837
Series 2015-LC21, Class XA, 1.02%, 7/10/48 (b)	9,895	471,273
Series 2015-CALW, Class XA, 0.94%, 2/10/34 (a)(b)	22,150	867,325

Non-Agency Mortgage-Backed Securities	Par (000)	Value
Interest Only Commercial Mortgage-Backed Securities (continued)
Series 2015-TEXW, Class XA, 0.90%, 2/10/34 (a)(b)	$18,600	$695,735
Series 2015-WEST, Class XA, 1.08%, 2/10/37 (a)(b)	9,300	621,590
Credit Suisse Mortgage Capital Certificates, Series 2014-USA, Class X1, 0.70%, 9/15/37 (a)(b)	26,000	1,080,560
FREMF Mortgage Trust, Series 2015-K718, Class X2A, 0.10%, 2/25/22 (a)(b)	137,382	603,548
GS Mortgage Securities Trust, Series 2014-GC20, Class XA, 1.33%, 4/10/47 (b)	970	57,932
Series 2015-C27, Class XA, 1.52%, 2/15/48 (b)	23,942	1,763,552
Series 2015-C28, Class XA, 1.34%, 10/15/48 (b)	17,168	1,096,822
Series 2014-C18, Class XA, 1.13%, 10/15/47 (b)	1,384	56,247
Series 2014-C19, Class XA, 1.30%, 12/15/47 (b)	9,587	567,740
Series 2016-C29, Class XA, 1.82%, 5/15/49 (b)	3,392	380,085
Series 2015-C30, Class XA, 1.17%, 9/15/58 (b)	6,039	400,352
Series 2016-C33, Class XA, 1.98%, 3/15/59 (b)	3,884	461,030
Series 2014-C22, Class XA, 1.09%, 9/15/57 (b)	9,941	507,369
Series 2014-C24, Class XA, 1.12%, 11/15/47 (b)	6,038	336,053

		13,569,805
Total Non-Agency Mortgage-Backed Securities — 6.0%		36,606,214

U.S. Government Sponsored Agency Securities
Collateralized Mortgage Obligations — 0.7%
Ginnie Mae:
Series 2014-107, Class WX, 6.81%, 7/20/39 (b)	1,554	1,842,716
Series 2014-12, Class ZA, 3.00%, 1/20/44	1,300	1,302,090
Series 2014-62, Class Z, 3.00%, 4/20/44	1,075	1,132,624

		4,277,430
Commercial Mortgage-Backed Securities — 5.1%
Fannie Mae:
Series 2016-60, Class EF, 0.93%, 9/25/46 (b)	6,531	6,525,087
Series, 2015-M1, Class A2, 2.53%, 9/25/24	12,000	12,436,016
Freddie Mac, Series 2016-4611, Class BF, 0.92%, 6/15/41 (b)	11,880	11,871,554

		30,832,657
Interest Only Collateralized Mortgage Obligations — 0.0%
Ginnie Mae:
Series 2015-103, Class CI, 4.00%, 7/20/45	867	67,849
Series 2015-152, Class PI, 4.00%, 10/20/45	336	27,559

See Notes to Financial Statements.

BLACKROCK ALLOCATION TARGET SHARES	SEPTEMBER 30, 2016	47

Schedule of Investments (continued)	Series M Portfolio

U.S. Government Sponsored Agency Securities	Par (000)	Value
Interest Only Collateralized Mortgage Obligations (continued)
Series 2015-176, Class IO, 4.00%, 11/20/45	$106	$8,273
Series 2016-58, Class PI, 4.00%, 10/20/45	560	42,627
Series 2016-82, Class IM, 4.01%, 2/01/46	98	7,538
Series 2016-82, Class WI, 4.01%, 5/20/46	196	16,591

		170,437
Interest Only Commercial Mortgage-Backed Securities — 0.4%
Fannie Mae, Series 2012-M9, Class X1, 4.20%, 12/25/17 (b)	10,635	304,984
Freddie Mac:
Series K040, Class X1, 0.87%, 9/25/24 (b)	9,396	458,294
Series K041, Class X1, 0.69%, 10/25/24 (b)	13,678	520,909
Series K042, Class X1, 1.19%, 12/25/24 (b)	4,071	293,840
Series K043, Class X1, 0.68%, 12/25/24 (b)	16,332	634,426
Series K718, Class X1, 0.77%, 1/25/22 (b)	2,220	63,891
Series KC01, Class X1, 0.85%, 12/25/22 (b)	7,488	235,429

		2,511,773
Mortgage-Backed Securities — 140.1%
Fannie Mae Mortgage-Backed Securities:
2.00%, 10/01/31 (c)	1,500	1,519,882
2.50%, 4/01/30-10/01/31 (c)	8,931	9,262,686
3.00%, 5/01/29-10/01/46 (c)	110,645	115,711,537
3.50%, 9/01/28-10/01/46 (c)	150,974	159,956,952
4.00%, 2/01/29-10/01/46 (c)	170,068	183,516,915
4.50%, 5/01/24-10/01/46 (c)	47,426	52,073,724
5.00%, 2/01/35-10/01/46 (c)	23,789	26,594,826
5.50%, 5/01/34	6,811	7,746,048
6.00%, 2/01/38-10/01/46 (c)	4,031	4,629,306
6.50%, 5/01/36-10/01/46 (c)	894	1,028,692
Freddie Mac Mortgage-Backed Securities:
2.50%, 2/01/30-10/01/31 (c)	4,913	5,101,437
2.77%, 10/01/45 (b)	1,339	1,383,715
3.00%, 1/01/30-7/01/43 (c)	9,230	9,714,033
3.09%, 5/01/36 (b)	586	622,222
3.50%, 10/01/25-10/01/46 (c)	46,645	49,435,933
4.00%, 8/01/40-10/01/46 (c)	37,895	40,689,043
4.50%, 4/01/18-10/01/46 (c)	14,211	15,567,814
5.00%, 5/01/28-10/01/46 (c)	4,722	5,239,533
5.50%, 1/01/28-6/01/41	927	1,047,038
6.00%, 8/01/28-10/01/46 (c)	1,658	1,897,748
Ginnie Mae Mortgage-Backed Securities:
2.50%, 10/15/46 (c)	1,960	1,992,386
3.00%, 10/15/46 (c)	15,393	16,123,886
3.50%, 9/15/42-10/15/46 (c)	82,003	87,214,926
4.00%, 9/20/40-10/15/46 (c)	26,383	28,298,759
4.50%, 9/20/39-11/20/44	15,254	16,784,579
5.00%, 7/15/33-7/20/44	2,743	3,083,942

U.S. Government Sponsored Agency Securities	Par (000)	Value
Mortgage-Backed Securities (continued)
5.50%, 7/15/38-12/20/41	$1,742	$1,956,767

		848,194,329
Total U.S. Government Sponsored Agency Securities — 146.3%		885,986,626
U.S. Treasury Obligations
U.S. Treasury Notes:
1.13%, 8/31/21	1,648	1,646,326
1.50%, 8/15/26	860	851,635
Total U.S. Treasury Obligations — 0.4%		2,497,961
Total Long-Term Investments (Cost — $924,510,588) — 154.0%		932,675,215

Short-Term Securities	Shares
Dreyfus Treasury Securities Cash Management, Institutional Class, 0.15% (d)	35,498,821	35,498,821
Total Short-Term Securities (Cost — $35,498,821) — 5.9%		35,498,821
Total Investments Before TBA Sale Commitments (Cost — $960,009,409) — 159.9%		968,174,036

TBA Sale Commitments (c)	Par (000)
Fannie Mae Mortgage-Backed Securities:
2.50%, 10/01/31	$36	(37,287)
3.00%, 10/01/46	47,803	(49,682,977)
3.50%, 10/01/31-10/01/46	89,726	(94,666,499)
4.00%, 10/01/46	86,528	(92,900,068)
4.50%, 10/01/46	41,328	(45,241,489)
5.00%, 10/01/46	13,153	(14,606,114)
6.00%, 10/01/46	300	(343,880)
6.50%, 10/01/46	800	(920,764)
Freddie Mac Mortgage-Backed Securities:
2.50%, 10/01/31	4,770	(4,941,422)
3.00%, 10/01/31-10/01/46	7,244	(7,574,287)
3.50%, 10/01/46	44,326	(46,737,515)
4.00%, 10/01/46	15,692	(16,831,815)
4.50%, 10/01/46	4,108	(4,497,859)
5.00%, 10/01/46	2,900	(3,212,280)
6.00%, 10/01/46	1,600	(1,827,466)
Ginnie Mae Mortgage-Backed Securities:
3.00%, 10/15/46	11,900	(12,466,179)
3.50%, 10/15/46	23,700	(25,171,993)
Total TBA Sale Commitments (Proceeds — $421,075,402) — (69.6)%		(421,659,894)
Total Investments Net of TBA Sale Commitments — 90.3%		546,514,142
Other Assets in Excess of Liabilities — 9.7%		58,960,176

Net Assets — 100.0%		$605,474,318

Notes to Schedule of Investments

(a)	Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(b)	Variable rate security. Rate as of period end.

(c)	Represents or includes a TBA transaction. As of period end, unsettled TBA transactions were as follows:

See Notes to Financial Statements.

48	BLACKROCK ALLOCATION TARGET SHARES	SEPTEMBER 30, 2016

Schedule of Investments (continued)	Series M Portfolio

Counterparty	Value	Unrealized Appreciation (Depreciation)

Barclays Capital, Inc.	$(28,631,296)	$(67,926)
BNP Paribas Securities Corp.	$552,349	$(233)
Citigroup Global Markets, Inc.	$(13,916,658)	$7,284
Credit Suisse Securities (USA) LLC	$11,289,620	$76,102
Goldman Sachs & Co.	$4,944,597	$(10,156)
J.P. Morgan Securities LLC	$(65,138,785)	$(146,848)
Jefferies LLC	$9,701,986	$9,369
Merrill Lynch, Pierce, Fenner & Smith, Inc.	$(3,584,772)	$(32,424)
Morgan Stanley & Co. LLC	$1,151,846	$957
Nomura Securities International, Inc.	$12,277,177	$10,587
RBC Capital Markets, LLC	$(8,586,721)	$(20,146)
Wells Fargo Securities, LLC	$(488,387)	$14,166

(d)	Current yield as of period end.

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts
Contracts Long (Short)	Issue	Expiration	Notional Value	Unrealized Appreciation (Depreciation)
303	U.S. Treasury Notes (10 Year)	December 2016	$39,730,875	$ 19,894
(10)	U.S. Treasury Notes (2 Year)	December 2016	$2,184,688	(2,996)
(67)	U.S. Treasury Notes (5 Year)	December 2016	$8,141,547	(21,664)
(2)	Euro Dollar	March 2017	$495,275	(4,653)
(3)	Euro Dollar	June 2017	$742,613	(8,029)
(1)	Euro Dollar	September 2017	$247,450	(1,851)
4	Euro Dollar	March 2018	$989,150	10,682
Total				$ (8,617)

Centrally Cleared Interest Rate Swaps

Fixed Rate	Floating Rate	Expiration Date	Notional Amount (000)	Unrealized Appreciation (Depreciation)
2.38%[1]	3-month LIBOR	4/24/45	$ 800	$(120,867)
2.39%[1]	3-month LIBOR	4/24/45	$ 800	(122,929)
2.42%[1]	3-month LIBOR	4/24/45	$ 820	(131,989)
2.42%[1]	3-month LIBOR	4/24/45	$ 760	(122,809)
2.83%[2]	3-month LIBOR	7/10/45	$ 3,030	775,410
Total				$ 276,816

[1] Fund pays the fixed rate and receives the floating rate.
[2] Fund pays the floating rate and receives the fixed rate.

See Notes to Financial Statements.

BLACKROCK ALLOCATION TARGET SHARES	SEPTEMBER 30, 2016	49

Schedule of Investments (continued)	Series M Portfolio

OTC Total Return Swaps
Reference Entity	Floating Rate	Counterparty	Expiration Date	Notional Amount (000)	Value	Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
Return on Markit IOS 3.50%, 30-year, fixed rate Fannie Mae	1-month LIBOR[1]	Credit Suisse International	1/12/45	$302	$(2,739)	$ 117	$(2,856)
Return on Markit IOS 3.50%, 30-year, fixed rate Fannie Mae	1-month LIBOR[2]	Credit Suisse International	1/12/45	$296	2,681	(372)	3,053
Return on Markit IOS 3.50%, 30-year, fixed rate Fannie Mae	1-month LIBOR[2]	Credit Suisse International	1/12/45	$296	2,682	896	1,786
Return on Markit IOS 3.50%, 30-year, fixed rate Fannie Mae	1-month LIBOR[1]	Credit Suisse International	1/12/45	$289	(2,623)	1,026	(3,649)
Total					$ 1	$1,667	$(1,666)

[1]	Fund pays the floating rate and receives the total return of the reference entity.

[2]	Fund pays the total return of the reference entity and receives the floating rate.

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

Assets — Derivative Financial Instruments		Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Futures contracts	Net unrealized appreciation[1] Unrealized appreciation on OTC swaps;	—	—	—	—	$30,576	—	$30,576
Swaps — OTC	Swap premiums paid	—	—	—	—	6,878	—	6,878
Swaps — centrally cleared	Net unrealized appreciation[1]	—	—	—	—	775,410	—	775,410
Total		—	—	—	—	$812,864	—	$812,864

Liabilities — Derivative Financial Instruments
Futures contracts	Net unrealized depreciation[1] Unrealized depreciation on OTC swaps;	—	—	—	—	$39,193	—	$39,193
Swaps — OTC	Swap premiums received	—	—	—	—	6,877	—	6,877
Swaps — centrally cleared	Net unrealized depreciation[1]	—	—	—	—	498,594	—	498,594
Total		—	—	—	—	$544,664	—	$544,664

[1]

Includes cumulative appreciation (depreciation) on futures contracts and centrally cleared swaps, if any, as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statements of Assets and Liabilities.

For the six months ended September 30, 2016, the effect of derivative financial instruments in the Statements of Operations was as follows:

Net Realized Gain (Loss) from:	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Futures contracts	—	—	—	—	$(11,572)	—	$(11,572)
Swaps	—	—	—	—	(514,003)	—	(514,003)

Total	—	—	—	—	$(525,575)	—	$(525,575)

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	—	—	—	—	$118,334	—	$118,334
Swaps	—	—	—	—	486,456	—	486,456

Total	—	—	—	—	$604,790	—	$604,790

See Notes to Financial Statements.

50	BLACKROCK ALLOCATION TARGET SHARES	SEPTEMBER 30, 2016

Schedule of Investments (continued)	Series M Portfolio

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — long	$43,877,000
Average notional value of contracts — short	$65,438,681
Interest rate swaps:
Average notional value — pays fixed rate	$3,180,000
Average notional value — receives fixed rate	$3,030,000
Total return swaps:
Average notional value	$1,230,000

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Derivative Financial Instruments — Offsetting as of Period End

The Fund’s derivative assets and liabilities (by type) were as follows:

	Assets	Liabilities
Derivative Financial Instruments:
Futures contracts	$15,208	$146,702
Swaps — Centrally cleared	125	—
Swaps — OTC[1]	6,878	6,877

Total derivative assets and liabilities in the Statements of Assets and Liabilities	$22,211	$153,579
Derivatives not subject to a Master Netting Agreement or similar agreement (“MNA”)	(15,333)	(146,702)

Total derivative assets and liabilities subject to an MNA	$6,878	$6,877

[1]	Includes unrealized appreciation (depreciation) on OTC swaps and swap premiums paid/received in the Statements of Assets and Liabilities.

The following tables present the Fund’s derivative assets and liabilities by counterparty net of amounts available for offset under an MNA and net of the related collateral received and pledged by the Fund:

Counterparty	Derivative Assets Subject to an MNA by Counterparty	Derivatives Available for Offset[1]	Non-cash Collateral Received	Cash Collateral Received	Net Amount of Derivative Assets[2]
Credit Suisse International	$6,878	$(6,877)	—	—	$1

Counterparty	Derivative Liabilities Subject to an MNA by Counterparty	Derivatives Available for Offset[1]	Non-cash Collateral Pledged	Cash Collateral Pledged	Net Amount of Derivative Liabilities
Credit Suisse International	$6,877	$(6,877)	—	—	—

[1]	The amount of derivatives available for offset is limited to the amount of derivative assets and/or liabilities that are subject to an MNA.

[2]	Net amount represents the net amount receivable from the counterparty in the event of default.

See Notes to Financial Statements.

BLACKROCK ALLOCATION TARGET SHARES	SEPTEMBER 30, 2016	51

Schedule of Investments (concluded)	Series M Portfolio

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments and derivative financial instruments. For information about the Fund’s policy regarding valuation of investments and derivative financial instruments, refer to the Notes to Financial Statements.

The following tables summarize the Fund’s investments and derivative financial instruments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments:
Asset-Backed Securities	—	$7,584,414	—	$7,584,414
Non-Agency Mortgage-Backed Securities	—	36,606,214	—	36,606,214
U.S. Government Sponsored Agency Securities	—	885,979,088	$7,538	885,986,626
U.S. Treasury Obligations	—	2,497,961	—	2,497,961
Short-Term Securities	$35,498,821	—	—	35,498,821
Liabilities:
Investments:
TBA Sale Commitments	—	(421,659,894)	—	(421,659,894)

Total	$35,498,821	$511,007,783	$7,538	$546,514,142

Derivative Financial Instruments[1]
Assets:
Interest rate contracts	$30,576	$780,249	—	$810,825
Liabilities:
Interest rate contracts	(39,193)	(505,099)	—	(544,292)
Total	$(8,617)	$275,150	—	$266,533

[1] Derivative financial instruments are swaps and futures contracts, which are valued at the unrealized appreciation (depreciation) on the instrument.

The Fund may hold assets and/or liabilities in which the fair value approximates the carrying amount for financial statement purposes. As of period end, such assets are categorized within the disclosure hierarchy as follows:

	Level 1	Level 2	Level 3	Total
Assets:
Cash	$13,148	—	—	$13,148
Cash pledged:
Futures contracts	432,810	—	—	432,810
Centrally cleared swaps	4,960	—	—	4,960

Total	$450,918	—	—	$450,918

During the six months ended September 30, 2016, there were no transfers between levels.

See Notes to Financial Statements.

52	BLACKROCK ALLOCATION TARGET SHARES	SEPTEMBER 30, 2016

Schedule of Investments September 30, 2016 (Unaudited)	Series P Portfolio
(Percentages shown are based on Net Assets)

Affiliated Investment Companies (a)	Shares	Value
Fixed Income Funds — 31.7%
BlackRock Allocation Target Shares: Series S Portfolio	4,439,532	$42,530,720

Value
Total Affiliated Investment Companies (Cost — $43,465,377) — 31.7%	$42,530,720
Other Assets Less Liabilities — 68.3%	91,594,087

Net Assets — 100.0%	$134,124,807

Notes to Schedule of Investments

(a)	During the six months ended September 30, 2016, investments in issuers considered to be an affiliate of the Fund for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares Held at March 31, 2016	Shares Sold	Shares Held at September 30, 2016	Value at September 30, 2016	Income	Realized Loss
BlackRock Allocation Target Shares: Series S Portfolio	6,972,481	2,532,949	4,439,532	$42,530,720	$928,950	$652,633

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts
Contracts Long (Short)	Issue	Expiration	Notional Value	Unrealized Appreciation
(346)	U.S. Treasury Notes (10 Year)	December 2016	$45,369,250	$ 502
131	U.S. Treasury Notes (2 Year)	December 2016	$28,619,406	20,381
(3)	U.S. Treasury Notes (5 Year)	December 2016	$364,547	653
(109)	U.S. Ultra Treasury Bonds (10 Year)	December 2016	$15,713,031	20,766
Total				$42,302

Centrally Cleared Interest Rate Swaps
Fixed Rate	Floating Rate	Expiration Date	Notional Amount (000)	Unrealized Appreciation (Depreciation)
0.81%[1]	3-month LIBOR	4/14/17	$20,000	$ (37,572)
0.99%[1]	3-month LIBOR	8/12/17	$80,195	53,847
1.11%[1]	3-month LIBOR	1/08/18	$22,000	(66,241)
1.30%[1]	3-month LIBOR	8/12/18	$36,000	(220,288)
2.28%[1]	3-month LIBOR	8/12/25	$50,500	(3,740,156)
1.85%[1]	3-month LIBOR	1/22/26	$18,000	(703,822)
Total				$(4,714,232)

[1]	Fund pays the fixed rate and receives the floating rate.

See Notes to Financial Statements.

BLACKROCK ALLOCATION TARGET SHARES	SEPTEMBER 30, 2016	53

Schedule of Investments (continued)	Series P Portfolio

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

Assets — Derivative Financial Instruments		Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Futures contracts	Net unrealized appreciation[1]	—	—	—	—	$42,302	—	$42,302
Swaps — centrally cleared	Net unrealized appreciation[1]	—	—	—	—	53,847	—	53,847
Total		—	—	—	—	$96,149	—	$96,149

Liabilities — Derivative Financial Instruments
Swaps — centrally cleared	Net unrealized depreciation[1]	—	—	—	—	$4,768,079	—	$4,768,079

[1]

Includes cumulative appreciation (depreciation) on futures contracts and centrally cleared swaps, if any, as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statements of Assets and Liabilities.

For the six months ended September 30, 2016, the effect of derivative financial instruments in the Statements of Operations was as follows:

Net Realized Loss from:	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Futures contracts	—	—	—	—	$(1,667,551)	—	$(1,667,551)
Swaps	—	—	—	—	(3,332,017)	—	(3,332,017)

Total	—	—	—	—	$(4,999,568)	—	$(4,999,568)

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	—	—	—	—	$63,928	—	$63,928
Swaps	—	—	—	—	1,221,966	—	1,221,966

Total	—	—	—	—	$1,285,894	—	$1,285,894

Average Quarterly Balances of Outstanding Derivative Financial Instruments
Futures contracts:
Average notional value of contracts — long	$35,197,555
Average notional value of contracts — short	$63,581,828
Interest rate swaps:
Average notional value — pays fixed rate	$241,695,000

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Derivative Financial Instruments — Offsetting as of Period End

The Fund’s derivative assets and liabilities (by type) were as follows:

	Assets	Liabilities
Derivative Financial Instruments:
Futures contracts	$218,865	$14,603
Swaps — Centrally cleared	265,395	—

Total derivative assets and liabilities in the Statements of Assets and Liabilities	$484,260	$14,603
Derivatives not subject to a Master Netting Agreement or similar agreement (“MNA”)	(484,260)	(14,603)

Total derivative assets and liabilities subject to an MNA	—	—

See Notes to Financial Statements.

54	BLACKROCK ALLOCATION TARGET SHARES	SEPTEMBER 30, 2016

Schedule of Investments (concluded)	Series P Portfolio

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments and derivative financial instruments. For information about the Fund’s policy regarding valuation of investments and derivative financial instruments, refer to the Notes to Financial Statements.

The following tables summarize the Fund’s investments and derivative financial instruments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments:
Affiliated Investment Companies	$42,530,720	—	—	$42,530,720

Derivative Financial Instruments[1]
Assets:
Interest rate contracts	$42,302	$53,847	—	$96,149
Liabilities:
Interest rate contracts	—	(4,768,079)	—	(4,768,079)

Total	$42,302	$ (4,714,232)	$—	$ (4,671,930)

[1] Derivative financial instruments are swaps and futures contracts, which are valued at the unrealized appreciation (depreciation) on the instrument.

The Fund may hold assets and/or liabilities in which the fair value approximates the carrying amount for financial statement purposes. As of period end, such assets are categorized within the disclosure hierarchy as follows:

	Level 1	Level 2	Level 3	Total
Assets:
Cash	$88,473,310	—	—	$88,473,310
Cash pledged:
Futures contracts	612,190	—	—	612,190
Centrally cleared swaps	2,302,570	—	—	2,302,570

Total	$91,388,070	—	—	$91,388,070

During the six months ended September 30, 2016, there were no transfers between levels.

See Notes to Financial Statements.

BLACKROCK ALLOCATION TARGET SHARES	SEPTEMBER 30, 2016	55

Schedule of Investments September 30, 2016 (Unaudited)	Series S Portfolio
(Percentages shown are based on Net Assets)

Asset-Backed Securities	Par (000)	Value
AmeriCredit Automobile Receivables Trust:
Series 2013-4, Class C, 2.72%, 9/09/19	$300	$302,696
Series 2013-5, Class C, 2.29%, 11/08/19	545	548,253
Series 2016-3, Class A3, 1.46%, 5/08/21	1,790	1,792,209
Arbor Realty Commercial Real Estate Notes Ltd., Series 2016-FL1A, Class A, 2.20%, 9/15/26 (a)(b)	350	350,000
ARES CLO Ltd., Series 2012-2A, Class AR, 1.96%, 10/12/23 (a)(b)	1,620	1,620,633
B2R Mortgage Trust, Series 2015-1, Class A1, 2.52%, 5/15/48 (a)	748	748,547
BlueMountain CLO Ltd., Series 2013-4A, Class A, 2.18%, 4/15/25 (a)(b)	3,000	3,000,000
Capital One Multi-Asset Execution Trust, Series 2016-A4, Class A4 1.33%, 6/15/22	1,300	1,298,124
Carlyle Global Market Strategies CLO Ltd., Series 2012-4A, Class A, 2.09%, 1/20/25 (a)(b)	1,000	999,974
CarMax Auto Owner Trust:
Series 2015-3, Class A4, 1.98%, 2/16/21	2,550	2,589,414
Series 2016-2, Class A3, 1.52%, 2/16/21	1,420	1,428,930
Chase Issuance Trust:
Series 2012-A4, Class A4, 1.58%, 8/16/21	2,379	2,399,888
Series 2015-A4, Class A4, 1.84%, 4/15/22	1,180	1,198,167
Series 2016-A2, Class A, 1.37%, 6/15/21	3,500	3,510,241
Series 2016-A4, Class A4, 1.49%, 7/15/20	4,305	4,319,347
Chesapeake Funding II LLC, Series 2016-2A, Class A1, 1.88%, 6/15/28 (a)	1,560	1,565,848
CIFC Funding Ltd., Series 2014-2A, Class A1L, 2.31%, 5/24/26 (a)(b)	4,000	3,999,896
CNH Equipment Trust:
Series 2016-B, Class A3, 1.63%, 8/15/21	770	775,848
Series 2016-C, Class A3, 1.44%, 12/15/21	1,340	1,341,177
Credit Acceptance Auto Loan Trust, Series 2016-2A, Class A, 2.42%, 11/15/23 (a)	3,310	3,327,662
Dryden XXIV Senior Loan Fund, Series 2012-24RA, Class AR, 2.11%, 11/15/23 (a)(b)	2,000	1,997,766
Enterprise Fleet Financing LLC:
Series 2016-2 Class A2, 1.74%, 2/22/22 (a)	1,180	1,181,388
Series 2016-2, Class A3, 2.04%, 2/22/22 (a)	530	530,982
Ford Credit Floorplan Master Owner Trust, Series 2012-2, Class D, 3.50%, 1/15/19	965	970,582
Hyundai Floorplan Master Owner Trust, Series 2016-1A, Class A2, 1.82%, 3/15/21 (a)	290	292,111
Madison Park Funding X Ltd., Series 2012-10A, Class A2, 2.10%, 1/20/25 (a)(b)	3,255	3,240,136
Mercedes-Benz Master Owner Trust, Series 2016-BA, Class A, 1.22%, 5/17/21 (a)(b)	1,625	1,633,792
Mercedes-Benz Receivables Trust, Series 2016-1, Class A4, 1.46%, 12/15/22	2,000	2,006,440

Asset-Backed Securities	Par (000)	Value
Nissan Master Owner Trust Receivables, Series 2016-A, Class A2 1.54%, 6/15/21	$1,090	$1,086,384
OneMain Financial Issuance Trust, Series 2014-1A, Class A, 2.43%, 6/18/24 (a)	2,233	2,235,329
PFS Financing Corp.:
Series 2014-AA, Class A, 1.12%, 2/15/19 (a)(b)	1,050	1,049,463
Series 2015-AA, Class A, 1.14%, 4/15/20 (a)(b)	1,600	1,587,586
Prestige Auto Receivables Trust, Series 2013-1A, Class B, 1.74%, 5/15/19 (a)	1,300	1,301,455
Santander Drive Auto Receivables Trust:
Series 2012-5, Class C, 2.70%, 8/15/18	25	25,317
Series 2012-6, Class C, 1.94%, 3/15/18	4	3,688
SLM Private Credit Student Loan Trust:
Series 2003-B, Class A2, 1.05%, 3/15/22 (b)	105	104,548
Series 2004-B, Class A2, 1.05%, 6/15/21 (b)	69	69,006
SLM Private Education Loan Trust:
Series 2011-A, Class A3, 3.02%, 1/15/43 (a)(b)	2,000	2,048,315
Series 2012-C, Class A2, 3.31%, 10/15/46 (a)	892	909,026
Series 2012-E, Class A2B, 2.26%, 6/15/45 (a)(b)	3,500	3,553,534
Series 2013-A, Class A2B, 1.57%, 5/17/27 (a)(b)	2,000	2,016,464
Series 2013-C, Class A1, 1.37%, 2/15/22 (a)(b)	130	130,106
SLM Student Loan Trust, Series 2013-4, Class A, 1.07%, 6/25/27 (b)	470	453,844
SMB Private Education Loan Trust:
Series 2015-A, Class A1, 1.12%, 7/17/23 (a)(b)	1,901	1,903,021
Series 2016-B, Class A2A, 2.43%, 2/17/32 (a)	768	769,772
SoFi Professional Loan Program LLC:
Series 2015-A, Class A1, 1.73%, 3/25/33 (a)(b)	2,416	2,428,451
Series 2015-B, Class A2, 2.51%, 9/27/32 (a)	1,942	1,971,443
Series 2015-D, Class A2, 2.72%, 10/27/36 (a)	814	833,985
Series 2016-C, Class A2B, 2.36%, 12/27/32 (a)	150	151,417
Series 2016-D, Class A2A, 1.53%, 4/25/33 (a)	410	409,979
Series 2016-D, Class A2B, 2.34%, 4/25/33 (a)	130	129,982
Springleaf Funding Trust, Series 2015-AA, Class A, 3.16%, 11/15/24 (a)	955	966,931
Synchrony Credit Card Master Note Trust:
Series 2015-1, Class A, 2.37%, 3/15/23	1,185	1,217,313
Series 2016-3, Class A, 1.58%, 9/15/22	2,350	2,349,740
Wheels SPV 2 LLC, Series 2016-1A, Class A2, 1.59%, 5/20/25 (a)	210	210,651
World Financial Network Credit Card Master Trust:
Series 2012-A, Class A, 3.14%, 1/17/23	2,065	2,148,961
Series 2012-C, Class A, 2.23%, 8/15/22	930	944,688
Series 2012-D, Class B, 3.34%, 4/17/23	330	338,635

See Notes to Financial Statements.

56	BLACKROCK ALLOCATION TARGET SHARES	SEPTEMBER 30, 2016

Schedule of Investments (continued)	Series S Portfolio

Asset-Backed Securities	Par (000)	Value
Series 2016-A, Class A, 2.03%, 4/15/25	$2,640	$2,657,964
Total Asset-Backed Securities — 42.9%		84,977,049

Corporate Bonds
Aerospace & Defense — 0.9%
Lockheed Martin Corp., 2.50%, 11/23/20	400	412,912
United Technologies Corp., 1.78%, 5/04/18 (c)(d)	1,325	1,332,221

		1,745,133
Air Freight & Logistics — 0.0%
Federal Express Corp. Pass-Through Trust, Series 2012, 2.63%, 1/15/18 (a)	78	78,662
Airlines — 0.5%
Continental Airlines Pass-Through Trust, Series 2009-2, Class B, 9.25%, 11/10/18	315	328,244
UAL Pass-Through Trust:
Series 2009-1, 10.40%, 5/01/18	109	109,092
Series 2009-2A, 9.75%, 7/15/18	143	145,960
Virgin Australia Trust, Series 2013-1A, 5.00%, 4/23/25 (a)	383	396,896

		980,192
Auto Components — 0.2%
Icahn Enterprises LP/Icahn Enterprises Finance Corp., 3.50%, 3/15/17	350	350,420
Automobiles — 2.9%
American Honda Finance Corp., 1.20%, 7/12/19 (c)	710	705,841
BMW U.S. Capital LLC, 1.50%, 4/11/19 (a)	345	345,542
Daimler Finance North America LLC:
1.65%, 3/02/18 (a)(c)	755	756,456
1.50%, 7/05/19 (a)(c)	750	745,831
General Motors Co., 3.50%, 10/02/18	2,100	2,164,787
Volkswagen Group of America Finance LLC, 1.65%, 5/22/18 (a)(c)	1,115	1,111,451

		5,829,908
Banks — 5.6%
Bank of America Corp., 2.65%, 4/01/19 (c)	4,173	4,264,226
BB&T Corp., 2.45%, 1/15/20 (c)	1,500	1,535,001
Citigroup, Inc.:
2.05%, 6/07/19	390	392,969
2.35%, 8/02/21	235	235,914
Citizens Bank N.A.:
2.30%, 12/03/18	335	338,871
2.55%, 5/13/21	250	254,450
Commonwealth Bank of Australia, 1.75%, 11/02/18 (c)	455	457,368
Fifth Third Bank, 1.63%, 9/27/19	455	454,741
HSBC Holdings PLC, 2.65%, 1/05/22	315	313,928
JPMorgan Chase & Co.:
2.25%, 1/23/20 (c)	1,250	1,266,424
2.55%, 3/01/21 (c)	700	712,845
2.40%, 6/07/21	335	338,781
Westpac Banking Corp., 1.60%, 8/19/19 (c)	530	530,023

		11,095,541
Beverages — 1.9%
Anheuser-Busch InBev Finance, Inc.:
1.90%, 2/01/19 (c)	3,110	3,140,024
2.65%, 2/01/21 (c)	645	665,573

		3,805,597

Corporate Bonds	Par (000)	Value
Biotechnology — 3.1%
AbbVie, Inc.:
2.00%, 11/06/18 (c)	$1,500	$1,515,363
2.50%, 5/14/20 (c)	1,120	1,141,811
Amgen, Inc., 2.20%, 5/22/19 (c)	2,225	2,266,334
Gilead Sciences, Inc.:
2.35%, 2/01/20	405	415,658
2.55%, 9/01/20 (c)	545	562,932
1.95%, 3/01/22	320	320,699

		6,222,797
Capital Markets — 2.5%
Goldman Sachs Group, Inc.:
2.75%, 9/15/20	645	660,690
2.63%, 4/25/21	700	710,806
Morgan Stanley, 2.38%, 7/23/19 (c)	3,100	3,153,900
Murray Street Investment Trust I, 4.65%, 3/09/17 (d)	140	141,415
UBS Group Funding Jersey Ltd., 2.65%, 2/01/22 (a)	200	199,628

		4,866,439
Chemicals — 0.4%
Air Liquide Finance SA, 1.75%, 9/27/21 (a)	200	199,707
Lubrizol Corp., 8.88%, 2/01/19 (c)	423	494,431

		694,138
Commercial Services & Supplies — 0.5%
Aviation Capital Group Corp., 4.63%, 1/31/18 (a)(c)	950	984,438
Consumer Finance — 4.7%
Capital One Financial Corp., 2.45%, 4/24/19 (c)	1,824	1,863,743
Capital One N.A.:
2.35%, 8/17/18 (c)	565	571,876
2.25%, 9/13/21	250	249,905
CK Hutchison International 16 Ltd., 1.88%, 10/03/21 (a)	295	292,081
ERAC USA Finance LLC, 2.60%, 12/01/21 (a)	350	356,746
Ford Motor Credit Co. LLC:
1.72%, 12/06/17 (c)	2,000	2,001,880
2.88%, 10/01/18 (c)	1,250	1,273,900
2.94%, 1/08/19	400	409,678
3.34%, 3/18/21	200	205,767
General Motors Financial Co., Inc., 3.10%, 1/15/19	470	479,084
Nissan Motor Acceptance Corp., 2.00%, 3/08/19 (a)	340	343,111
Synchrony Financial:
1.88%, 8/15/17 (c)	405	405,814
3.00%, 8/15/19 (c)	900	921,264

		9,374,849
Diversified Financial Services — 2.7%
BAT International Finance PLC, 1.85%, 6/15/18 (a)(c)	1,085	1,094,575
BP Capital Markets PLC, 1.68%, 5/03/19 (c)	570	572,223
Hyundai Capital America, 2.40%, 10/30/18 (a)	215	217,986
Moody’s Corp., 2.75%, 7/15/19 (c)	690	709,769
Shell International Finance BV, 1.75%, 9/12/21	355	353,040
Voya Financial, Inc., 2.90%, 2/15/18 (c)	2,287	2,329,929

		5,277,522

See Notes to Financial Statements.

BLACKROCK ALLOCATION TARGET SHARES	SEPTEMBER 30, 2016	57

Schedule of Investments (continued)	Series S Portfolio

Corporate Bonds	Par (000)	Value
Diversified Telecommunication Services — 2.1%
AT&T Inc.:
2.38%, 11/27/18	$336	$342,326
2.30%, 3/11/19 (c)	845	859,184
2.45%, 6/30/20	265	269,896
Verizon Communications, Inc.:
1.38%, 8/15/19	270	268,698
2.63%, 2/21/20 (c)	1,775	1,825,428
4.50%, 9/15/20 (c)	555	609,039

		4,174,571
Electric Utilities — 2.6%
Duke Energy Carolinas LLC:
4.30%, 6/15/20 (c)	700	769,699
3.90%, 6/15/21 (c)	550	602,624
Duke Energy Progress LLC, 5.30%, 1/15/19 (c)	880	960,613
Emera U.S. Finance LP, 2.15%, 6/15/19 (a)	235	237,570
Exelon Corp., 1.55%, 6/09/17	270	270,203
Ohio Power Co., 6.05%, 5/01/18 (c)	1,275	1,360,454
PacifiCorp, 3.85%, 6/15/21	340	372,782
Southern Co., 1.85%, 7/01/19 (c)	600	604,718

		5,178,663
Energy Equipment & Services — 0.2%
Schlumberger Holdings Corp., 2.35%, 12/21/18 (a)(c)	475	483,869
Equity Real Estate Investment Trusts (REITs) — 2.7%
HCP, Inc., 3.75%, 2/01/19	800	828,177
Prologis LP, 4.00%, 1/15/18 (c)	2,320	2,378,928
Ventas Realty LP/Ventas Capital Corp., 2.00%, 2/15/18 (c)	657	660,947
Welltower, Inc., 4.70%, 9/15/17 (c)	1,450	1,493,254

		5,361,306
Food & Staples Retailing — 1.0%
CVS Health Corp.:
2.25%, 8/12/19	131	133,463
2.80%, 7/20/20	155	160,588
2.13%, 6/01/21 (c)	575	580,836
Walgreens Boots Alliance, Inc.:
2.70%, 11/18/19 (c)	950	978,958
2.60%, 6/01/21	120	122,804

		1,976,649
Food Products — 0.3%
Wm. Wrigley Jr. Co., 3.38%, 10/21/20 (a)	595	629,810
Health Care Equipment & Supplies — 1.0%
Medtronic, Inc., 2.50%, 3/15/20 (c)	1,000	1,034,292
St. Jude Medical, Inc., 2.00%, 9/15/18	615	621,470
Stryker Corp., 2.00%, 3/08/19	315	318,960

		1,974,722
Health Care Providers & Services — 0.4%
Aetna, Inc., 1.90%, 6/07/19 (c)	855	862,845
Hotels, Restaurants & Leisure — 0.3%
Carnival Corp., 3.95%, 10/15/20	600	648,589
Insurance — 3.8%
AIA Group Ltd., 2.25%, 3/11/19 (a)(c)	500	506,642
American International Group, Inc.:
5.85%, 1/16/18 (c)	720	759,597
2.30%, 7/16/19 (c)	1,000	1,018,367
3.30%, 3/01/21 (c)	1,340	1,405,927
AXIS Specialty Finance PLC, 2.65%, 4/01/19 (c)	736	743,865
Berkshire Hathaway Finance Corp., 1.70%, 3/15/19	120	121,101

Corporate Bonds	Par (000)	Value
Insurance (continued)
Marsh & McLennan Cos., Inc., 2.35%, 9/10/19 (c)	$1,250	$1,269,206
MassMutual Global Funding II, 2.00%, 4/15/21 (a)	500	502,444
New York Life Global Funding:
1.95%, 2/11/20 (a)(c)	705	713,747
2.00%, 4/13/21 (a)	230	232,112
Prudential Financial, Inc., 6.00%, 12/01/17 (c)	326	343,362

		7,616,370
IT Services — 1.5%
Hewlett Packard Enterprise Co., 2.85%, 10/05/18 (a)(c)	1,668	1,699,497
Visa, Inc., 2.20%, 12/14/20 (c)	1,285	1,317,859

		3,017,356
Media — 4.1%
Charter Communications Operating LLC/Charter Communications Operating Capital, 3.58%, 7/23/20 (a)	1,005	1,050,424
Comcast Corp.:
5.70%, 7/01/19 (c)	425	474,241
5.15%, 3/01/20 (c)	900	1,009,138
Cox Communications, Inc., 6.25%, 6/01/18 (a)(c)	1,000	1,065,281
Interpublic Group of Cos., Inc., 2.25%, 11/15/17 (c)	942	946,065
NBCUniversal Enterprise, Inc., 1.97%, 4/15/19 (a)(c)	1,250	1,268,040
NBCUniversal Media LLC, 5.15%, 4/30/20 (c)	570	639,448
Sky PLC:
6.10%, 2/15/18 (a)	278	293,383
2.63%, 9/16/19 (a)(c)	1,255	1,276,064

		8,022,084
Oil, Gas & Consumable Fuels — 0.8%
Apache Corp., 6.90%, 9/15/18	58	63,338
ConocoPhillips Co., 2.20%, 5/15/20	360	364,348
Enterprise Products Operating LLC, 2.55%, 10/15/19	285	290,119
Kinder Morgan Energy Partners LP:
2.65%, 2/01/19	265	267,227
5.30%, 9/15/20	110	118,683
Pioneer Natural Resources Co., 7.50%, 1/15/20	45	52,060
Plains All American Pipeline LP/PAA Finance Corp., 2.60%, 12/15/19	82	82,633
TransCanada PipeLines Ltd., 1.88%, 1/12/18	365	366,464

		1,604,872
Pharmaceuticals — 3.5%
Actavis Funding SCS, 2.35%, 3/12/18	3,295	3,328,975
Actavis, Inc., 1.88%, 10/01/17 (c)	1,684	1,689,810
Mylan NV, 2.50%, 6/07/19 (a)	125	126,110
Shire Acquisitions Investments Ireland DAC, 2.40%, 9/23/21	955	956,202
Teva Pharmaceutical Finance Netherlands III BV, 1.70%, 7/19/19	760	758,280

		6,859,377
Professional Services — 0.2%
Experian Finance PLC, 2.38%, 6/15/17 (a)(c)	290	291,294
Road & Rail — 3.1%
Kansas City Southern, 1.44%, 10/28/16	850	849,986
Penske Truck Leasing Co. LP/PTL Finance Corp.:
3.75%, 5/11/17 (a)	90	91,228

See Notes to Financial Statements.

58	BLACKROCK ALLOCATION TARGET SHARES	SEPTEMBER 30, 2016

Schedule of Investments (continued)	Series S Portfolio

Corporate Bonds	Par (000)	Value
Road & Rail (continued)
3.38%, 3/15/18 (a)(c)	$2,006	$2,056,222
2.88%, 7/17/18 (a)	363	370,026
2.50%, 6/15/19 (a)	320	324,687
3.05%, 1/09/20 (a)	950	976,827
Ryder System, Inc.:
2.45%, 11/15/18	175	178,025
2.65%, 3/02/20	613	625,417
2.50%, 5/11/20 (c)	735	744,508

		6,216,926
Semiconductors & Semiconductor Equipment — 0.2%
Lam Research Corp., 2.75%, 3/15/20	138	141,227
NVIDIA Corp., 2.20%, 9/16/21	215	215,655

		356,882
Software — 0.9%
Oracle Corp.:
3.88%, 7/15/20 (c)	1,000	1,087,702
1.90%, 9/15/21 (c)	675	676,712

		1,764,414
Specialty Retail — 0.9%
QVC, Inc., 3.13%, 4/01/19	1,668	1,710,249
Technology Hardware, Storage & Peripherals — 0.7%
Apple Inc., 1.95%, 2/23/21 (b)(c)	1,265	1,303,286
Tobacco — 2.6%
Altria Group, Inc.:
2.63%, 1/14/20 (c)	1,000	1,034,497
4.75%, 5/05/21 (c)	990	1,119,053
Philip Morris International, Inc.:
1.38%, 2/25/19	135	135,285
4.50%, 3/26/20	325	356,979
1.88%, 2/25/21	160	161,490
Reynolds American, Inc., 3.25%, 6/12/20 (c)	2,203	2,317,708

		5,125,012
Trading Companies & Distributors — 2.0%
Air Lease Corp.:
2.13%, 1/15/18 (c)	1,385	1,391,925
2.63%, 9/04/18	160	161,454
3.38%, 1/15/19	500	513,560
3.38%, 6/01/21	155	160,788
GATX Corp.:
6.00%, 2/15/18 (c)	500	527,370
2.50%, 3/15/19 (c)	1,000	1,011,630
International Lease Finance Corp., 7.13%, 9/01/18 (a)	210	229,164

		3,995,891
Total Corporate Bonds — 60.8%		120,480,673

Non-Agency Mortgage-Backed Securities
Collateralized Mortgage Obligations — 2.2%
Bear Stearns Adjustable Rate Mortgage Trust, Series 2004-7, Class 4A, 3.27%, 10/25/34 (b)	15	14,927
Bear Stearns Alt-A Trust, Series 2004-13, Class A1, 1.27%, 11/25/34 (b)	4	3,698
Countrywide Home Loan Mortgage Pass-Through Trust, Series 2004-HYB1, Class 2A, 2.83%, 5/20/34 (b)	110	104,390

Non-Agency Mortgage-Backed Securities	Par (000)	Value
Collateralized Mortgage Obligations (continued)
JP Morgan Trust:
Series 2015-3, Class A5, 3.50%, 5/25/45 (a)(b)	$1,287	$1,313,492
Series 2016-2, Class A1, 2.69%, 6/25/46 (a)	920	935,914
Mill City Mortgage Loan Trust, Series 2016-1, Class A1, 2.50%, 4/25/57 (a)(b)	1,206	1,212,719
Structured Adjustable Rate Mortgage Loan Trust, Series 2004-6, Class 4A1, 2.95%, 6/25/34 (b)	93	92,704
Towd Point Mortgage Trust, Series 2016-3, Class A1, 2.25%, 8/25/55 (a)(b)	766	765,855

		4,443,699
Commercial Mortgage-Backed Securities — 29.2%
Banc of America Commercial Mortgage Trust:
Series 2006-5, Class AM, 5.45%, 9/10/47	2,425	2,423,422
Series 2007-5, Class A4, 5.49%, 2/10/51	1,749	1,789,971
Bear Stearns Commercial Mortgage Securities Trust:
Series 2007-PW16, Class A4, 5.91%, 6/11/40 (b)	499	506,649
Series 2007-PW16, Class AM, 5.91%, 6/11/40 (b)	750	767,858
Series 2007-PW18, Class AM 6.08%, 6/11/50 (b)	1,425	1,473,309
CGBAM Commercial Mortgage Trust, Series 2015-SMRT, Class B, 3.21%, 4/10/28 (a)	830	848,359
Citigroup Commercial Mortgage Trust, Series 2013-SMP, Class A, 2.11%, 1/12/30 (a)	1,188	1,193,528
Citigroup/Deutsche Bank Commercial Mortgage Trust:
Series 2007-CD5, Class AJA, 6.32%, 11/15/44 (b)	640	641,780
Series 2007-CD5, Class AMA, 6.32%, 11/15/44 (b)	775	807,708
Commercial Mortgage Trust:
Series 2013-CR12, Class A2, 2.90%, 10/10/46	1,730	1,770,189
Series 2013-SFS, Class A1, 1.87%, 4/12/35 (a)	334	333,748
Series 2014-UBS2, Class A2, 2.82%, 3/10/47	1,380	1,411,368
Series 2015-CR23, Class A2, 2.85%, 5/10/48	3,740	3,881,261
Credit Suisse Commercial Mortgage Trust:
Series 2006-C5, Class AM, 5.34%, 12/15/39	2,616	2,616,494
Series 2007-C2, Class AM 5.62%, 1/15/49 (b)	2,500	2,527,390
Series 2007-C5, Class AAB, 5.62%, 9/15/40 (b)	45	44,939
Series 2008-C1, Class A2, 6.27%, 2/15/41 (b)	54	54,112
Deutsche Bank Re-REMIC Trust, Series 2011-C32, Class A3A, 5.89%, 6/17/49 (a)(b)	1,045	1,057,043
GAHR Commercial Mortgage Trust, Series 2015-NRF, Class AFL1, 1.81%, 12/15/34 (a)(b)	1,283	1,286,322

See Notes to Financial Statements.

BLACKROCK ALLOCATION TARGET SHARES	SEPTEMBER 30, 2016	59

Schedule of Investments (continued)	Series S Portfolio

Non-Agency Mortgage-Backed Securities	Par (000)	Value
Commercial Mortgage-Backed Securities (continued)
GS Mortgage Securities Trust:
Series 2007-GG10, Class A1A, 5.99%, 8/10/45 (b)	$1,198	$1,218,098
Series 2013-GC16, Class AAB, 3.81%, 11/10/46	1,500	1,630,470
Hilton USA Trust, Series 2013-HLT, Class DFX, 4.41%, 11/05/30 (a)	1,675	1,675,370
JPMorgan Chase Commercial Mortgage Securities Trust:
Series 2004-LN2, Class A2, 5.12%, 7/15/41	12	12,112
Series 2006-LDP7, Class AM, 6.12%, 4/17/45 (b)	153	152,571
Series 2012-CBX, Class A4, 3.48%, 6/16/45	3,000	3,211,285
Series 2013-WT, Class A, 2.80%, 2/16/25 (a)	1,956	1,961,639
Series 2015-CSMO, Class A, 1.76%, 1/15/32 (a)(b)	2,900	2,897,576
LB-UBS Commercial Mortgage Trust:
Series 2007-C1, Class A4, 5.42%, 2/15/40	225	226,221
Series 2007-C2, Class A1A, 5.39%, 2/15/40	1,876	1,894,310
Series 2007-C6, Class AM, 6.11%, 7/15/40 (b)	3,285	3,397,717
Series 2007-C7, Class AM, 6.37%, 9/15/45 (b)	1,350	1,408,483
Merrill Lynch Mortgage Trust, Series 2008-C1, Class A4, 5.69%, 2/12/51	1,828	1,880,863
ML-CFC Commercial Mortgage Trust, Series 2006-4, Class AM, 5.20%, 12/12/49	230	229,886
Morgan Stanley Capital I Trust:
Series 2006-IQ12, Class A1A, 5.32%, 12/15/43	408	408,185
Series 2007-HQ11, Class A4FL, 0.66%, 2/12/44 (b)	632	629,161
Series 2007-HQ12, Class AM, 5.90%, 4/12/49 (b)	2,775	2,783,787
Series 2012-C4, Class A4, 3.24%, 3/15/45	500	532,529
Morgan Stanley Re-REMIC Trust:
Series 2010-GG10, Class A4A, 5.99%, 8/15/45 (a)(b)	2,372	2,397,806
Series 2012-XA, Class A, 2.00%, 7/27/49 (a)	133	132,214
STRIPs Ltd., Series 2012-1A, Class A, 1.50%, 12/25/44 (a)	17	17,014
Wachovia Bank Commercial Mortgage Trust:
Series 2007-C32, Class AMFX, 5.70%, 6/15/49 (a)	1,145	1,163,768
Series 2007-C33, Class A4, 6.16%, 2/15/51 (b)	486	492,129
Series 2007-C33, Class AM, 6.16%, 2/15/51 (b)	610	622,567
Series 2007-C34, Class A1A, 5.61%, 5/15/46 (b)	1,384	1,417,007
Waldorf Astoria Boca Raton Trust, Series 2016-BOCA, Class A, 1.86%, 6/15/29 (a)(b)	150	150,010

		57,978,228
Interest Only Commercial Mortgage-Backed Securities — 0.9%
Citigroup Commercial Mortgage Trust, Series 2015-P1, Class XA, 0.94%, 9/15/48 (b)	5,071	271,952
Commercial Mortgage Pass-Through Certificates, Series 2015-LC21, Class XA, 1.02%, 7/10/48 (b)	6,466	307,977

Non-Agency Mortgage-Backed Securities	Par (000)	Value
Interest Only Commercial Mortgage-Backed Securities (continued)
Commercial Mortgage Trust, Series 2015-CR23, Class XA, 1.15%, 5/10/48 (b)	$2,604	$149,232
CSAIL Commercial Mortgage Trust, Series 2016-C6, Class XA, 1.98%, 1/15/49 (b)	999	119,709
JPMorgan Chase Commercial Mortgage Securities Corp., Series 2012-LC9, Class XA, 1.98%, 12/15/47 (b)	4,402	293,856
WF-RBS Commercial Mortgage Trust:
Series 2013-C14, Class XA, 1.00%, 6/15/46 (b)	9,628	388,405
Series 2013-C15, Class XA, 0.68%, 8/15/46 (b)	7,307	188,451

		1,719,582
Total Non-Agency Mortgage-Backed Securities — 32.3%		64,141,509

U.S. Government Sponsored Agency Securities
Collateralized Mortgage Obligations — 2.0%
Freddie Mac:
Series 3959, Class MA, 4.50%, 11/15/41	380	417,362
Series 3986, Class M, 4.50%, 9/15/41	382	410,922
Series 4239, Class AB, 4.00%, 12/15/39	1,152	1,212,951
Series 4253, Class PA, 3.50%, 8/15/41	1,198	1,243,409
Series 4390, Class CA, 3.50%, 6/15/50	621	659,643

		3,944,287
Commercial Mortgage-Backed Securities — 1.6%
Freddie Mac, Series KP03, Class A2, 1.78%, 7/25/19	3,063	3,090,691
Interest Only Commercial Mortgage-Backed Securities — 0.1%
Fannie Mae, Series 2013-M5, Class X2, 2.42%, 1/25/22 (b)	1,391	114,009
Freddie Mac, Series KW01, Class X1, 1.12%, 1/25/26 (b)	2,122	150,730

		264,739
Mortgage-Backed Securities — 23.6%
Fannie Mae Mortgage-Backed Securities:
2.50%, 2/01/28-10/01/31 (c)(e)	8,168	8,461,091
2.72%, 7/01/43 (b)(c)	2,579	2,668,741
2.89%, 7/01/44 (b)(c)	1,830	1,898,479
2.97%, 10/01/45 (b)(c)	3,975	4,113,700
3.00%, 10/01/31 (e)	9,805	10,293,718
3.15%, 6/01/45 (b)(c)	2,013	2,100,352
3.50%, 10/01/31 (e)	8,110	8,549,714
4.00%, 10/01/31 (e)	1,345	1,388,082
4.50%, 9/01/26 (c)	138	148,113
5.00%, 7/01/19-7/01/25 (c)	668	691,706

See Notes to Financial Statements.

60	BLACKROCK ALLOCATION TARGET SHARES	SEPTEMBER 30, 2016

Schedule of Investments (continued)	Series S Portfolio

U.S. Government Sponsored Agency Securities	Par (000)	Value
Mortgage-Backed Securities (continued)
Freddie Mac Mortgage-Backed Securities:
2.64%, 3/01/45 (b)(c)	$2,340	$2,417,423
3.07%, 5/01/45 (b)(c)	3,346	3,484,469
5.00%, 1/01/19-9/01/21 (c)	292	300,894
5.50%, 5/01/22 (c)	273	286,646

		46,803,128
Total U.S. Government Sponsored Agency Securities — 27.3%		54,102,845

U.S. Treasury Obligations — 0.6%
U.S. Treasury Inflation Indexed Notes, 0.63%, 1/15/26 (c)	1,215	1,278,206
Total Long-Term Investments
Cost — $325,407,388) — 163.9%		324,980,282

Options Purchased	Value
(Cost — $246,181) — 0.1%	$ 193,506
Total Investments Before Options Written
(Cost — $325,653,569) — 164.0%	325,173,788

Options Written
(Premiums Received — $ 235,642) — (0.1)%	(155,422)
Total Investments Net of Options Written — 163.9%	325,018,366
Liabilities in Excess of Other Assets — (63.9)%	(126,691,956)

Net Assets — 100.0%	$198,326,410

Notes to Schedule of Investments

(a)	Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(b)	Variable rate security. Rate as of period end.

(c)	All or a portion of security has been pledged as collateral in connection with outstanding reverse repurchase agreements.

(d)	Step-up bond that pays an initial coupon rate for the first period and then a higher coupon rate for the following periods. Rate as of period end.

(e)	Represents or includes a TBA transaction. As of period end, unsettled TBA transactions were as follows:

Counterparty	Value	Unrealized Appreciation (Depreciation)
Credit Suisse Securities (USA) LLC	$16,628,600	$14,464
Goldman Sachs & Co.	$10,293,718	$37,918
Merrill Lynch, Pierce, Fenner & Smith, Inc.	$1,388,082	$ (1,051)

•

For Fund compliance purposes, the Fund’s industry classifications refer to one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

Reverse Repurchase Agreements
Counterparty	Interest Rate	Trade Date	Maturity Date[1]	Face Value	Face Value Including Accrued Interest	Type of Non-Cash Underlying Collateral	Remaining Contractual Maturity of the Agreements
Barclays Capital, Inc.	0.55%	12/17/15	Open	$274,775	$275,964	Corporate Bonds	Open/Demand
Credit Suisse Securities (USA) LLC	0.70%	12/17/15	Open	879,593	884,437	Corporate Bonds	Open/Demand
Credit Suisse Securities (USA) LLC	0.70%	12/17/15	Open	1,184,375	1,190,899	Corporate Bonds	Open/Demand
Credit Suisse Securities (USA) LLC	0.70%	12/17/15	Open	1,296,706	1,303,849	Corporate Bonds	Open/Demand
Credit Suisse Securities (USA) LLC	0.70%	12/17/15	Open	926,250	931,352	Corporate Bonds	Open/Demand
Credit Suisse Securities (USA) LLC	0.70%	12/17/15	Open	1,007,500	1,013,050	Corporate Bonds	Open/Demand
Credit Suisse Securities (USA) LLC	0.70%	12/17/15	Open	1,373,750	1,381,317	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	0.64%	12/17/15	Open	1,313,250	1,319,864	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	0.64%	12/17/15	Open	1,935,790	1,945,539	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	0.64%	12/17/15	Open	1,171,875	1,177,777	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	0.64%	12/17/15	Open	852,750	857,045	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	0.64%	12/17/15	Open	1,439,125	1,446,373	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	0.64%	12/17/15	Open	1,178,125	1,184,058	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	0.64%	12/17/15	Open	1,410,000	1,417,101	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	0.64%	12/17/15	Open	1,003,500	1,008,554	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	0.64%	12/17/15	Open	1,182,838	1,188,794	Corporate Bonds	Open/Demand

See Notes to Financial Statements.

BLACKROCK ALLOCATION TARGET SHARES	SEPTEMBER 30, 2016	61

Schedule of Investments (continued)	Series S Portfolio

Counterparty	Interest Rate	Trade Date	Maturity Date[1]	Face Value	Face Value Including Accrued Interest	Type of Non-Cash Underlying Collateral	Remaining Contractual Maturity of the Agreements
RBC Capital Markets, LLC	0.64%	12/17/15	Open	$380,700	$382,617	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	0.64%	12/17/15	Open	1,379,820	1,386,769	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	0.64%	12/17/15	Open	1,582,960	1,590,932	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	0.64%	2/3/16	Open	1,704,000	1,711,181	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	0.64%	4/21/16	Open	1,246,450	1,250,062	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	0.64%	4/21/16	Open	2,158,250	2,164,504	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	0.64%	4/21/16	Open	972,500	975,318	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	0.65%	4/28/16	Open	2,157,300	2,163,376	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	0.64%	4/28/16	Open	1,438,200	1,442,189	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	0.64%	4/28/16	Open	1,192,625	1,195,933	Corporate Bonds	Open/Demand
Credit Suisse Securities (USA) LLC	0.65%	5/2/16	Open	1,208,075	1,211,390	Corporate Bonds	Open/Demand
Credit Suisse Securities (USA) LLC	0.65%	5/2/16	Open	1,053,750	1,056,642	Corporate Bonds	Open/Demand
Credit Suisse Securities (USA) LLC	0.65%	5/6/16	Open	638,550	640,222	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	0.64%	5/6/16	Open	960,000	962,526	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	0.64%	5/6/16	Open	967,500	970,046	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	0.64%	5/11/16	Open	1,601,280	1,605,351	Corporate Bonds	Open/Demand
Credit Suisse Securities (USA) LLC	0.65%	5/12/16	Open	939,400	941,809	Corporate Bonds	Open/Demand
Credit Suisse Securities (USA) LLC	0.65%	5/12/16	Open	750,750	752,675	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	0.64%	5/12/16	Open	695,500	697,256	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	0.64%	5/12/16	Open	531,375	532,716	Corporate Bonds	Open/Demand
Credit Suisse Securities (USA) LLC	0.65%	5/16/16	Open	583,688	585,131	Corporate Bonds	Open/Demand
Credit Suisse Securities (USA) LLC	0.75%	5/16/16	Open	586,674	588,349	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	0.64%	5/16/16	Open	1,258,750	1,261,816	Corporate Bonds	Open/Demand
BNP Paribas S.A.	0.78%	5/18/16	Open	679,000	680,910	Corporate Bonds	Open/Demand
BNP Paribas S.A.	0.78%	5/18/16	Open	724,000	726,036	Corporate Bonds	Open/Demand
BNP Paribas S.A.	0.78%	5/18/16	Open	489,000	490,375	Corporate Bonds	Open/Demand
BNP Paribas S.A.	0.78%	5/18/16	Open	707,000	708,988	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	0.64%	6/17/16	Open	823,450	825,002	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	0.64%	6/17/16	Open	582,750	583,848	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	0.64%	6/17/16	Open	570,000	571,074	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	0.64%	6/17/16	Open	539,575	540,592	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	0.64%	6/17/16	Open	487,325	488,243	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	0.64%	6/17/16	Open	624,150	625,326	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	0.64%	6/17/16	Open	705,600	706,930	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	0.64%	6/17/16	Open	812,250	813,781	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	0.64%	6/17/16	Open	546,250	547,279	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	0.64%	6/17/16	Open	327,630	328,247	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	0.64%	6/20/16	Open	2,218,390	2,222,452	Corporate Bonds	Open/Demand
Credit Suisse Securities (USA) LLC	1.11%	7/11/16	Open	1,291,500	1,293,118	U.S. Treasury Obligations	Open/Demand
Credit Suisse Securities (USA) LLC	0.65%	7/11/16	Open	1,006,250	1,007,722	Corporate Bonds	Open/Demand
Credit Suisse Securities (USA) LLC	0.75%	7/11/16	Open	508,125	508,982	Corporate Bonds	Open/Demand
Credit Suisse Securities (USA) LLC	0.65%	7/11/16	Open	486,875	487,587	Corporate Bonds	Open/Demand
Credit Suisse Securities (USA) LLC	0.65%	7/11/16	Open	676,275	677,264	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	0.64%	7/11/16	Open	452,625	453,285	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	0.64%	7/11/16	Open	705,000	706,028	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	0.64%	7/11/16	Open	456,000	456,665	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	0.64%	7/11/16	Open	550,050	550,852	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	0.64%	7/11/16	Open	432,250	432,880	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	0.64%	7/11/16	Open	641,250	642,185	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	0.64%	7/11/16	Open	879,750	881,032	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	0.64%	7/11/16	Open	617,025	617,924	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	0.64%	8/11/16	Open	1,346,700	1,347,921	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	0.64%	8/25/16	Open	4,068,675	4,071,351	Corporate Bonds	Open/Demand

See Notes to Financial Statements.

62	BLACKROCK ALLOCATION TARGET SHARES	SEPTEMBER 30, 2016

Schedule of Investments (continued)	Series S Portfolio

Counterparty	Interest Rate	Trade Date	Maturity Date[1]	Face Value	Face Value Including Accrued Interest	Type of Non-Cash Underlying Collateral	Remaining Contractual Maturity of the Agreements
RBC Capital Markets, LLC	0.64%	9/12/16	Open	$723,600	$723,844	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	0.64%	9/12/16	Open	367,200	367,324	Corporate Bonds	Open/Demand
Morgan Stanley & Co. LLC	0.77%	9/16/16	10/18/16	2,637,000	2,637,677	U.S Government Sponsored Agency Securities	Up to 30 Days
BNP Paribas S.A.	0.78%	9/19/16	10/20/16	16,113,000	16,116,840	U.S Government Sponsored Agency Securities	Up to 30 Days
Credit Suisse Securities (USA) LLC	0.65%	9/22/16	Open	1,048,381	1,048,552	Corporate Bonds	Open/Demand
Credit Suisse Securities (USA) LLC	0.65%	9/22/16	Open	504,163	504,244	Corporate Bonds	Open/Demand
Credit Suisse Securities (USA) LLC	0.75%	9/22/16	Open	1,882,500	1,882,814	Corporate Bonds	Open/Demand
Credit Suisse Securities (USA) LLC	0.75%	9/22/16	Open	946,250	946,408	Corporate Bonds	Open/Demand
Credit Suisse Securities (USA) LLC	0.75%	9/22/16	Open	666,713	666,824	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	0.64%	9/23/16	Open	672,000	672,096	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	0.64%	9/30/16	Open	2,960,500	2,960,553	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	0.64%	9/30/16	Open	2,203,000	2,202,956	Corporate Bonds	Open/Demand
Total				$100,097,326	$100,318,794

[1]	Certain agreements have no stated maturity and can be terminated by either party at any time.

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts
Contracts Long (Short)	Issue	Expiration	Notional Value	Unrealized Appreciation (Depreciation)
(26)	U.S. Treasury Notes (10 Year)	December 2016	$3,409,250	$ (7,506)
102	U.S. Treasury Notes (2 Year)	December 2016	$22,283,813	(3,513)
(159)	U.S. Treasury Notes (5 Year)	December 2016	$19,320,984	(8,378)
(12)	U.S. Ultra Treasury Bonds (10 Year)	December 2016	$1,729,875	2,843
197	Euro Dollar	December 2017	$48,725,488	(56,902)
(197)	Euro Dollar	December 2018	$48,661,463	44,054
Total				$(29,402)

OTC Interest Rate Swaptions Purchased
Description	Counterparty	Put/ Call	Exercise Rate	Pay/Receive Exercise Rate	Floating Rate Index	Expiration Date	Notional Amount (000)	Value
2-Year Interest Rate Swap	Citibank N.A.	Call	1.10%	Receive	6-Month LIBOR	7/13/18	$28,480	$163,210
2-Year Interest Rate Swap	Citibank N.A.	Put	1.00%	Pay	6-Month LIBOR	1/12/17	$11,390	30,296
Total								$193,506

OTC Interest Rate Swaptions Written
Description	Counterparty	Put/ Call	Exercise Rate	Pay/Receive Exercise Rate	Floating Rate Index	Expiration Date	Notional Amount (000)	Value
2-Year Interest Rate Swap	Citibank N.A.	Call	0.41%	Pay	6-Month LIBOR	7/13/18	$28,480	$(44,757)
2-Year Interest Rate Swap	Citibank N.A.	Call	0.76%	Pay	6-Month LIBOR	7/13/18	$28,480	(92,030)
10-Year Interest Rate Swap	Citibank N.A.	Put	1.68%	Receive	3-Month LIBOR	1/12/17	$2,500	(18,635)
Total								$(155,422)

See Notes to Financial Statements.

BLACKROCK ALLOCATION TARGET SHARES	SEPTEMBER 30, 2016	63

Schedule of Investments (continued)	Series S Portfolio

Centrally Cleared Interest Rate Swaps
Fixed Rate	Floating Rate	Expiration Date	Notional Amount (000)	Unrealized Depreciation
0.93%[1]	3-month LIBOR	8/05/18	$22,000	$ (23,116)
1.22%[2]	3-month LIBOR	5/18/21	$10,000	(62,562)
1.30%[2]	3-month LIBOR	5/20/21	$10,000	(101,476)
Total				$(187,154)

[1] Fund pays the floating rate and receives the fixed rate.
[2] Fund pays the fixed rate and receives the floating rate.

Transactions in Options Written for the Six Months Ended September 30, 2016

	Calls		Puts
	Notional Amount (000)	Premiums Received	Contracts	Notional Amount (000)	Premiums Received
Outstanding options, beginning of period	—	—	394	—	$147,116
Options written	$56,960	$210,183	—	$2,500	25,459
Options expired	—	—	(394)	—	(147,116)

Outstanding options, end of period	$56,960	$210,183	—	$2,500	$25,459

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

Assets — Derivative Financial Instruments		Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Futures contracts	Net unrealized appreciation[1]	—	—	—	—	$ 46,897	—	$ 46,897
Options purchased	Investments at value — unaffiliated[2]	—	—	—	—	193,506	—	193,506
Total		—	—	—	—	$240,403	—	$240,403

Liabilities — Derivative Financial Instruments
Futures contracts	Net unrealized depreciation[1]	—	—	—	—	$ 76,299	—	$ 76,299
Options written	Options written at value	—	—	—	—	155,422	—	155,422
Swaps — centrally cleared	Net unrealized depreciation[1]	—	—	—	—	187,154	—	187,154
Total		—	—	—	—	$418,875	—	$418,875

[1]

Includes cumulative appreciation (depreciation) on futures contracts and centrally cleared swaps, if any, as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statements of Assets and Liabilities.

[2]	Includes options purchased at value as reported in the Schedule of Investments.

See Notes to Financial Statements.

64	BLACKROCK ALLOCATION TARGET SHARES	SEPTEMBER 30, 2016

Schedule of Investments (continued)	Series S Portfolio

For the six months ended September 30, 2016, the effect of derivative financial instruments in the Statements of Operations was as follows:

Net Realized Gain (Loss) from:	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Futures contracts	—	—	—	—	$(571,697)	—	$(571,697)
Options purchased[1]	—	—	—	—	(173,010)	—	(173,010)
Options written	—	—	—	—	147,116	—	147,116
Swaps	—	—	—	—	135,063	—	135,063
Total	—	—	—	—	$(462,528)	—	$(462,528)

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	—	—	—	—	$ 130,151	—	$ 130,151
Options purchased[2]	—	—	—	—	117,873	—	117,873
Options written	—	—	—	—	(64,433)	—	(64,433)
Swaps	—	—	—	—	(210,104)	—	(210,104)
Total	—	—	—	—	$ (26,513)	—	$ (26,513)

[1]	Options purchased are included in net realized gain (loss) from investments.

[2]	Options purchased are included in net change in unrealized appreciation (depreciation) on investments — unaffiliated.

Average Quarterly Balances of Outstanding Derivative Financial Instruments
Futures contracts:
Average notional value of contracts — long	$75,166,714
Average notional value of contracts — short	$75,346,810
Options:
Average value of option contracts purchased	$19,935,000
Average value of option contracts written	$29,730,000
Interest rate swaps:
Average notional value — pays fixed rate	$20,000,000
Average notional value — receives fixed rate	$43,500,000

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Derivative Financial Instruments — Offsetting as of Period End

The Fund’s derivative assets and liabilities (by type) were as follows:

	Assets		Liabilities
Derivative Financial Instruments:
Futures contracts	$ 62,566		$ 13,788
Options	193,506	[1]	155,422
Swaps — Centrally cleared	14,497		—

Total derivative assets and liabilities in the Statements of Assets and Liabilities	$270,569		$169,210
Derivatives not subject to a Master Netting Agreement or similar agreement (“MNA”)	(77,063)		(13,788)

Total derivative assets and liabilities subject to an MNA	$193,506		$155,422

[1]	Includes options purchased at value which is included in Investments at value — unaffiliated in the Statements of Assets and Liabilities and reported in the Schedule of Investments.

See Notes to Financial Statements.

BLACKROCK ALLOCATION TARGET SHARES	SEPTEMBER 30, 2016	65

Schedule of Investments (continued)	Series S Portfolio

The following tables present the Fund’s derivative assets and liabilities by counterparty net of amounts available for offset under an MNA and net of the related collateral received and pledged by the Fund:

Counterparty	Derivative Assets Subject to an MNA by Counterparty	Derivatives Available for Offset[1]	Non-cash Collateral Received	Cash Collateral Received	Net Amount of Derivative Assets[2]
Citibank N.A.	$193,506	$(155,422)	—	—	$38,084

Counterparty	Derivative Liabilities Subject to an MNA by Counterparty	Derivatives Available for Offset[1]	Non-cash Collateral Pledged	Cash Collateral Pledged	Net Amount of Derivative Liabilities
Citibank N.A.	$155,422	$(155,422)	—	—	—

[1]	The amount of derivatives available for offset is limited to the amount of derivative assets and/or liabilities that are subject to an MNA.

[2]	Net amount represents the net amount receivable from the counterparty in the event of default.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments and derivative financial instruments. For information about the Fund’s policy regarding valuation of investments and derivative financial instruments, refer to the Notes to Financial Statements.

The following tables summarize the Fund’s investments and derivative financial instruments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments:
Asset-Backed Securities	—	$79,277,309	$5,699,740	$84,977,049
Corporate Bonds[1]	—	120,480,673	—	120,480,673
Non-Agency Mortgage-Backed Securities	—	64,124,495	17,014	64,141,509
U.S. Government Sponsored Agency Securities	—	54,102,845	—	54,102,845
U.S. Treasury Obligations	—	1,278,206	—	1,278,206
Options Purchased:
Interest rate contracts	—	193,506	—	193,506

Total	—	$319,457,034	$5,716,754	$325,173,788

Derivative Financial Instruments[2]
Assets:
Interest rate contracts	$46,897	—	—	$46,897
Liabilities:
Interest rate contracts	(76,299)	$(342,576)	—	(418,875)
Total	$(29,402)	$(342,576)	—	$(371,978)

[1] See above Schedule of Investments for values in each industry.

[2]     Derivative financial instruments are swaps, futures contracts and options written. Swaps and futures contracts are valued at the unrealized appreciation (depreciation) on the instrument and options written are shown at value.

The Fund may hold assets and/or liabilities in which the fair value, approximates the carrying amount or face value, including accrued interest, for financial statement purposes. As of period end, such assets and/or liabilities are categorized within the disclosure hierarchy as follows:

	Level 1	Level 2	Level 3	Total
Assets:
Cash pledged:
Futures contracts	$171,920	—	—	$171,920
Centrally cleared swaps	208,930	—	—	208,930
Foreign currency at value	11,448	—	—	11,448
Liabilities:
Bank overdraft	—	$(3,921,786)	—	(3,921,786)
Reverse repurchase agreements	—	(100,318,794)	—	(100,318,794)

Total	$392,298	$(104,240,580)	—	$(103,848,282)

       During the six months ended September 30, 2016, there were no transfers between Level 1 and Level 2.

See Notes to Financial Statements.

66	BLACKROCK ALLOCATION TARGET SHARES	SEPTEMBER 30, 2016

Schedule of Investments (concluded)	Series S Portfolio

A reconciliation of Level 3 investments is presented when the Fund had a significant amount of Level 3 investments at the beginning and/or end of the year in relation to net assets. The following table is a reconciliation of Level 3 investments for which significant unobservable inputs were used in determining fair value:

	Asset-Backed Securities	Non-Agency Mortgage-Backed Securities	Total
Assets:
Opening Balance, as of March 31, 2016	$2,990,400	$48,789	$3,039,189
Transfers into Level 3	—	—	—
Transfers out of Level 3	—	—	—
Accrued discounts/premiums	217	6	223
Net realized gain (loss)	—	334	334
Net change in unrealized appreciation (depreciation)[1,2]	9,383	(347)	9,036
Purchases	2,699,740	—	2,699,740
Sales	—	(31,768)	(31,768)
Maturities	—	—	—

Closing Balance, as of September 30, 2016	$5,699,740	$17,014	$5,716,754

Net change in unrealized appreciation (depreciation) on investments still held at September 30, 2016[2]	$9,383	$(347)	$9,036

[1] Included in the related net change in unrealized appreciation (depreciation) in the Statements of Operations.

[2]    Any difference between net change in unrealized appreciation (depreciation) and net change in unrealized appreciation (depreciation) on investments still held at September 30, 2016, is generally due to investments no longer held or categorized as Level 3 at period end.

The Fund’s investments that are categorized as Level 3 were valued utilizing third party pricing information without adjustment. Such valuations are based on unobservable inputs. A significant change in third party information could result in a significantly lower or higher value of such Level 3 investments.

See Notes to Financial Statements.

BLACKROCK ALLOCATION TARGET SHARES	SEPTEMBER 30, 2016	67

Statements of Assets and Liabilities

September 30, 2016 (Unaudited)	Series A Portfolio	Series C Portfolio	Series E Portfolio

Assets
Investments at value — unaffiliated[1]	$134,542,284	$416,735,445	$135,623,049
Cash	327,904	21,879	4,231
Cash pledged:
Futures contracts	—	225,710	117,650
Centrally cleared swaps	—	157,530	—
Receivables:
Investments sold	103,166	—	743,357
Swaps	1,535	—	—
Capital shares sold	1,000,000	1,173,611	980,011
Dividends — unaffiliated	447	4,183	3,676
Interest	473,529	3,609,272	1,594,352
From the Manager	22,425	34,943	15,969
Variation margin on futures contracts	—	36,974	45,719
Variation margin on centrally cleared swaps	—	15,057	—
Swap premiums paid	19,981	23,112	—
Unrealized appreciation on OTC swaps	13,717	81,346	—
Prepaid expenses	22,601	33,048	1,786

Total assets	136,527,589	422,152,110	139,129,800

Accrued Liabilities
Options written at value[2]	—	88,938	—
Payables:
Investments purchased	7,761,673	3,071,270	5,561,655
Capital shares redeemed	—	1,081,632	156,845
Income dividends	453,785	1,117,396	406,409
Interest expense and fees	—	—	18,337
Officer’s and Trustees’ fees	7,938	9,157	7,357
Other accrued expenses	167,102	124,351	53,496
Variation margin on futures contracts	—	88,664	—
Swap premiums received	44,008	97,875	—
Unrealized depreciation on OTC swaps	266	82,103	—

Total accrued liabilities	8,434,772	5,761,386	6,204,099

Other Liabilities
TOB Trust Certificates	—	—	5,960,000

Total other liabilities	—	—	5,960,000

Total liabilities	8,434,772	5,761,386	12,164,099

Net Assets	$128,092,817	$416,390,724	$126,965,701

Net Assets Consist of
Paid-in capital	$126,910,143	$395,003,495	$118,798,782
Undistributed (distributions in excess of) net investment income	15,717	(39,345)	38,119
Accumulated net realized gain	194,988	767,997	885,954
Net unrealized appreciation (depreciation)	971,969	20,658,577	7,242,846

Net Assets	$128,092,817	$416,390,724	$126,965,701

Net Asset Value
Shares outstanding[3]	12,572,721	38,916,011	11,440,502

Net asset value	$10.19	$10.70	$11.10

[1] Investments at cost — unaffiliated	$133,583,766	$395,961,082	$128,406,403
[2] Premiums received	—	$108,296	—
[3] Unlimited number of shares authorized, $0.001 par value.

See Notes to Financial Statements.

68	BLACKROCK ALLOCATION TARGET SHARES	SEPTEMBER 30, 2016

Statements of Assets and Liabilities

September 30, 2016 (Unaudited)	Series M Portfolio	Series P Portfolio	Series S Portfolio

Assets
Investments at value — unaffiliated[1]	$968,174,036	—	$325,173,788
Investments at value — affiliated[2]	—	$42,530,720	—
Cash	13,148	88,473,310	—
Cash pledged:
Futures contracts	432,810	612,190	171,920
Centrally cleared swaps	4,960	2,302,570	208,930
Foreign currency at value[3]	—	—	11,448
Receivables:
Investments sold	10,676,476	—	8,241,511
TBA sale commitments	421,075,402	—	—
Capital shares sold	2,612,664	17,676	1,339,122
Dividends — unaffiliated	9,579	—	226
Dividends — affiliated	—	118,027	—
Interest	1,869,101	—	1,260,790
From the Manager	41,312	17,212	22,624
Principal paydowns	49,467	—	12,179
Variation margin on futures contracts	15,208	218,855	62,566
Variation margin on centrally cleared swaps	125	265,395	14,497
Swap premiums paid	2,039	—	—
Unrealized appreciation on OTC swaps	4,839	—	—
Prepaid expenses	39,195	11,230	26,401

Total assets	1,405,020,361	134,567,185	336,546,002

Liabilities
Bank overdraft	—	—	3,921,786
Options written at value[4]	—	—	155,422
TBA sale commitments at value[5]	421,659,894	—	—
Payables:
Investments purchased	373,680,858	—	33,078,815
Reverse repurchase agreements	—	—	100,318,794
Capital shares redeemed	2,510,831	355,215	60,584
Income dividends	1,386,008	—	557,325
Officer’s and Trustees’ fees	9,433	7,805	6,160
Other accrued expenses	145,440	64,755	106,918
Variation margin on futures contracts	146,702	14,603	13,788
Swap premiums received	372	—	—
Unrealized depreciation on OTC swaps	6,505	—	—

Total liabilities	799,546,043	442,378	138,219,592

Net Assets	$605,474,318	$134,124,807	$198,326,410

Net Assets Consist of
Paid-in capital	$596,940,483	$172,899,393	$205,714,644
Undistributed (distributions in excess of) net investment income	(748,886)	928,826	(1,064,426)
Accumulated net realized gain (loss)	1,436,053	(34,096,825)	(5,706,820)
Net unrealized appreciation (depreciation)	7,846,668	(5,606,587)	(616,988)

Net Assets	$605,474,318	$134,124,807	$198,326,410

Net Asset Value
Shares outstanding[6]	60,566,260	15,172,152	20,703,608

Net asset value	$10.00	$8.84	$9.58

[1] Investments at cost — unaffiliated	$960,009,409	—	$325,653,569
[2] Investments at cost — affiliated	—	$43,465,377	—
[3] Foreign currency at cost	—	—	$12,319
[4] Premiums received	—	—	$235,642
[5] Proceeds from TBA sale commitments	$421,075,402	—	—
[6] Unlimited number of shares authorized, $0.001 par value.

See Notes to Financial Statements.

BLACKROCK ALLOCATION TARGET SHARES	SEPTEMBER 30, 2016	69

Statements of Operations

Six Months Ended September 30, 2016 (Unaudited)	Series A Portfolio	Series C Portfolio	Series E Portfolio

Investment Income
Interest	$1,796,167	$6,578,586	$2,381,283
Dividends — unaffiliated	257,803	14,327	7,967

Total income	2,053,970	6,592,913	2,389,250

Expenses
Offering	62,548	—	—
Professional	37,937	40,175	33,766
Officer and Trustees	12,809	11,746	11,148
Administration	9,277	40,913	13,982
Registration	8,332	17,678	12,114
Transfer agent	7,293	59,181	13,510
Printing	6,628	5,630	4,449
Pricing	4,351	23,711	183
Custodian	2,569	12,859	3,575
Miscellaneous	1,973	9,722	3,059

Total expenses excluding interest expense	153,717	221,615	95,786
Interest expense and fees[1]	—	—	31,568

Total expenses	153,717	221,615	127,354
Less:
Expenses reimbursed by the Manager	(153,661)	(217,385)	(95,730)

Total expenses after fees reimbursed	56	4,230	31,624

Net investment income	2,053,914	6,588,683	2,357,626

Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments — unaffiliated	274,985	2,505,624	892,339
Options written	—	57,981	—
Futures contracts	—	475,874	19,151
Swaps	38,187	(325,226)	—
Foreign currency transactions	—	1,103	—

	313,172	2,715,356	911,490

Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated	1,815,542	8,752,749	2,564,106
Options written	—	14,756	—
Futures contracts	—	(83,652)	1,237
Swaps	14,125	49,274	—

	1,829,667	8,733,127	2,565,343

Net realized and unrealized gain	2,142,839	11,448,483	3,476,833

Net Increase in Net Assets Resulting from Operations	$4,196,753	$18,037,166	$5,834,459

[1] Related to TOB Trusts.

See Notes to Financial Statements.

70	BLACKROCK ALLOCATION TARGET SHARES	SEPTEMBER 30, 2016

Statements of Operations

Six Months Ended September 30, 2016 (Unaudited)	Series M Portfolio	Series P Portfolio	Series S Portfolio

Investment Income
Interest.	$6,284,711	—	$3,091,132
Dividends — unaffiliated	32,680	—	2,160
Dividends — affiliated	—	$928,950	—

Total income	6,317,391	928,950	3,093,292

Expenses
Transfer agent	68,610	14,840	16,409
Administration	61,499	20,309	24,479
Professional	44,777	37,711	38,037
Custodian	40,412	8,421	14,320
Registration	21,805	12,849	14,364
Officer and Trustees	13,580	11,921	12,887
Pricing	8,356	111	22,892
Printing	5,975	4,994	5,731
Miscellaneous	9,319	4,559	12,406

Total expenses excluding interest expense	274,333	115,715	161,525
Interest expense[1]	—	—	304,799

Total expenses	274,333	115,715	466,324
Less:
Expenses reimbursed by the Manager	(270,103)	(115,659)	(157,295)

Total expenses after fees reimbursed	4,230	56	309,029

Net investment income	6,313,161	928,894	2,784,263

Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments — unaffiliated	3,104,894	—	127,873
Investments — affiliated	—	(652,633)	—
Options written	—	—	147,116
Futures contracts	(11,572)	(1,667,551)	(571,697)
Swaps	(514,003)	(3,332,017)	135,063
Foreign currency transactions	(1,350)	17,686	2,257

	2,577,969	(5,634,515)	(159,388)

Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated	2,540,379	—	2,078,758
Investments — affiliated	—	925,112	—
Options written	—	—	(64,433)
Futures contracts	118,334	63,928	130,151
Swaps	486,456	1,221,966	(210,104)
Foreign currency translations	—	—	(871)

	3,145,169	2,211,006	1,933,501

Net realized and unrealized gain (loss)	5,723,138	(3,423,509)	1,774,113

Net Increase (Decrease) in Net Assets Resulting from Operations	$12,036,299	$(2,494,615)	$4,558,376

[1] See Note 3 of the Notes to Financial Statements for details of short-term borrowings.

See Notes to Financial Statements.

BLACKROCK ALLOCATION TARGET SHARES	SEPTEMBER 30, 2016	71

Statements of Changes in Net Assets

	Series A Portfolio		Series C Portfolio
Increase (Decrease) in Net Assets:	Six Months Ended September 30, 2016 (Unaudited)	Period September 21, 2015[2] to March 31, 2016	Six Months Ended September 30, 2016 (Unaudited)	Year Ended March 31, 2016

Operations
Net investment income	$2,053,914	$1,451,693	$6,588,683	$12,778,702
Net realized gain (loss)	313,172	(118,060)	2,715,356	(1,869,254)
Net change in unrealized appreciation (depreciation)	1,829,667	(857,698)	8,733,127	(8,726,152)

Net increase in net assets resulting from operations	4,196,753	475,935	18,037,166	2,183,296

Distributions to Shareholders [1]
From net investment income	(2,222,595)	(1,269,096)	(6,553,890)	(12,672,962)
From net realized gain	—	—	—	(2,903,737)

Decrease in net assets resulting from distributions to shareholders	(2,222,595)	(1,269,096)	(6,553,890)	(15,576,699)

Capital Share Transactions
Shares sold	87,522,273	39,389,547	91,457,058	102,502,574
Shares redeemed	—	—	(40,182,003)	(96,559,311)

Net increase in net assets derived from capital share transactions	87,522,273	39,389,547	51,275,055	5,943,263

Net Assets
Total increase (decrease) in net assets	89,496,431	38,596,386	62,758,331	(7,450,140)
Beginning of period	38,596,386	—	353,632,393	361,082,533

End of period	$128,092,817	$38,596,386	$416,390,724	$353,632,393

Undistributed (distributions in excess of) net investment income, end of period	$15,717	$184,398	$(39,345)	$(74,138)

[1]	Distributions for annual periods determined in accordance with federal income tax regulations.

[2]	Commencement of operations.

See Notes to Financial Statements.

72	BLACKROCK ALLOCATION TARGET SHARES	SEPTEMBER 30, 2016

Statements of Changes in Net Assets

	Series E Portfolio		Series M Portfolio
Increase in Net Assets:	Six Months Ended September 30, 2016 (Unaudited)	Year Ended March 31, 2016	Six Months Ended September 30, 2016 (Unaudited)	Year Ended March 31, 2016

Operations
Net investment income	$2,357,626	$3,521,004	$6,313,161	$11,919,130
Net realized gain	911,490	100,231	2,577,969	2,477,014
Net change in unrealized appreciation (depreciation)	2,565,343	3,651,562	3,145,169	(1,425,508)

Net increase in net assets resulting from operations	5,834,459	7,272,797	12,036,299	12,970,636

Distributions to Shareholders [1]
From net investment income	(2,348,033)	(3,495,895)	(8,306,113)	(14,592,376)
From net realized gain	(160,919)	(102,091)	—	(3,575,004)

Decrease in net assets resulting from distributions to shareholders	(2,508,952)	(3,597,986)	(8,306,113)	(18,167,380)

Capital Share Transactions
Shares sold	42,151,281	83,316,688	102,320,430	166,986,655
Shares redeemed	(28,697,369)	(25,266,705)	(53,263,219)	(130,036,254)

Net increase in net assets derived from capital share transactions	13,453,912	58,049,983	49,057,211	36,950,401

Net Assets
Total increase in net assets	16,779,419	61,724,794	52,787,397	31,753,657
Beginning of period	110,186,282	48,461,488	552,686,921	520,933,264

End of period	$126,965,701	$110,186,282	$605,474,318	$552,686,921

Undistributed (distributions in excess of) net investment income, end of period	$38,119	$28,526	$(748,886)	$1,244,066

[1]	Distributions for annual periods determined in accordance with federal income tax regulations.

See Notes to Financial Statements.

BLACKROCK ALLOCATION TARGET SHARES	SEPTEMBER 30, 2016	73

Statements of Changes in Net Assets (concluded)

	Series P Portfolio		Series S Portfolio
Decrease in Net Assets:	Six Months Ended September 30, 2016 (Unaudited)	Year Ended March 31, 2016	Six Months Ended September 30, 2016 (Unaudited)	Year Ended March 31, 2016

Operations
Net investment income	$928,894	$2,972,228	$2,784,263	$7,340,948
Net realized loss	(5,634,515)	(11,562,496)	(159,388)	(2,393,137)
Net change in unrealized appreciation (depreciation)	2,211,006	(3,715,737)	1,933,501	(2,045,759)

Net increase (decrease) in net assets resulting from operations	(2,494,615)	(12,306,005)	4,558,376	2,902,052

Distributions to Shareholders [1]
From net investment income	—	—	(3,682,126)	(8,701,778)

Decrease in net assets resulting from distributions to shareholders	—	—	(3,682,126)	(8,701,778)

Capital Share Transactions
Shares sold	4,053,815	62,030,166	20,602,860	54,651,760
Shares redeemed	(88,904,708)	(150,751,413)	(61,389,617)	(76,739,253)

Net decrease in net assets derived from capital share transactions	(84,850,893)	(88,721,247)	(40,786,757)	(22,087,493)

Net Assets
Total decrease in net assets	(87,345,508)	(101,027,252)	(39,910,507)	(27,887,219)
Beginning of period	221,470,315	322,497,567	238,236,917	266,124,136

End of period	$134,124,807	$221,470,315	$198,326,410	$238,236,917

Undistributed (distributions in excess of) net investment income, end of period	$928,826	$(68)	$(1,064,426)	$(166,563)

[1]	Distributions for annual periods determined in accordance with federal income tax regulations.

See Notes to Financial Statements.

74	BLACKROCK ALLOCATION TARGET SHARES	SEPTEMBER 30, 2016

Statement of Cash Flows

Six Months Ended September 30, 2016 (Unaudited)	Series S Portfolio

Cash Used by Operating Activities
Net increase in net assets resulting from operations	$4,558,376
Adjustments to reconcile net increase in net assets resulting from operations to net cash used by operating activities:
Premiums received from options written	235,642
Proceeds from sales of long-term investments and principal paydowns	509,606,914
Purchases of long-term investments	(518,847,100)
Net proceeds from sales of short-term securities	718,224
Amortization of premium and accretion of discount on investments	597,752
Net realized (gain) loss on investments, options written, and foreign currency translations	(274,989)
Net unrealized (gain) loss on investments, options written and swaps	(2,014,325)
(Increase) Decrease in Assets:
Cash Pledged:
Futures contracts	227,000
Centrally cleared swaps	284,000
Receivables:
Dividends — unaffiliated	(226)
Dividends — affiliated	569
Interest	70,558
Principal paydowns	(6,767)
From the Manager	40,286
Variation margin on futures contracts	(41,785)
Variation margin on centrally cleared swaps	(14,497)
Prepaid expenses	(9,592)
Increase (Decrease) in Liabilities:
Payables:
Officer’s and Trustees’ fees	(2,712)
Other accrued expenses	(14,326)
Variation margin on futures contracts	(116,484)
Variation margin on centrally cleared swaps	(41,989)

Cash used by operating activities	(5,045,471)

Cash Provided for Financing Activities
Cash distributions paid to shareholders	(3,756,033)
Payments on redemption of capital shares	(60,903,377)
Increase in bank overdrafts	3,921,786
Proceeds from issuance of capital shares	17,456,897
Net borrowing of reverse repurchase agreements	48,316,380

Cash provided for financing activities	5,035,653

Cash Impact from Foreign Exchange Fluctuations
Cash impact from foreign exchange fluctuations	(871)

Cash and Foreign Currency
Net decrease in cash and foreign currency at value	(10,689)
Cash and foreign currency at beginning of period	22,137

Cash and foreign currency at end of period	$11,448

Supplemental Disclosure of Cash Flow Information
Cash paid during the period for interest expense	$175,382

See Notes to Financial Statements.

BLACKROCK ALLOCATION TARGET SHARES	SEPTEMBER 30, 2016	75

Financial Highlights

	Series A Portfolio
	Six Months Ended September 30, 2016 (Unaudited)	Period September 21, 2015[1] to March 31, 2016

Per Share Operating Performance
Net asset value, beginning of period	$9.82	$10.00

Net investment income[2]	0.32	0.48
Net realized and unrealized loss	0.41	(0.27)

Net increase from investment operations	0.73	0.21

Distributions from net investment income[3]	(0.36)	(0.39)

Net asset value, end of period	$10.19	$9.82

Total Return[4,5]
Based on net asset value	7.53%	2.07%

Ratios to Average Net Assets[6,7]
Total expenses	0.47%	1.23%[8]

Total expenses after fees waived and/or reimbursed excluding amortization of offering costs	0.00%	0.01%

Net investment income	6.30%	9.03%

Supplemental Data
Net assets, end of period (000)	$128,093	$38,956

Portfolio turnover rate	29%	45%

[1]	Commencement of operations.

[2]	Based on average shares outstanding.

[3]	Distributions for annual periods determined in accordance with federal income tax regulations.

[4]	Where applicable, assumes the reinvestment of distributions.

[5]	Aggregate total return.

[6]	Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Six Months Ended September 30, 2016 (Unaudited)	Period September 21, 2015[1] to March 31, 2016
Investments in underlying funds	—	0.01%

[7]	Annualized.

[8]	Organization expenses were not annualized in the calculation of the expense ratios. If these expenses were annualized, the total expenses would have been 1.32%.

See Notes to Financial Statements.

76	BLACKROCK ALLOCATION TARGET SHARES	SEPTEMBER 30, 2016

Financial Highlights

	Series C Portfolio
	Six Months Ended September 30, 2016 (Unaudited)	Year Ended March 31,
		2016	2015	2014	2013	2012
Per Share Operating Performance
Net asset value, beginning of period	$10.37	$10.77	$10.60	$10.95	$10.53	$10.04

Net investment income[1]	0.18	0.38	0.41	0.45	0.47	0.52
Net realized and unrealized gain (loss)	0.33	(0.31)	0.33	(0.19)	0.42	0.48

Net increase from investment operations	0.51	0.07	0.74	0.26	0.89	1.00

Distributions:[2]
From net investment income	(0.18)	(0.38)	(0.40)	(0.45)	(0.47)	(0.51)
From net realized gain	—	(0.09)	(0.17)	(0.16)	—	—

Total distributions	(0.18)	(0.47)	(0.57)	(0.61)	(0.47)	(0.51)

Net asset value, end of period	$10.70	$10.37	$10.77	$10.60	$10.95	$10.53

Total Return[3]
Based on net asset value	4.97%[4]	0.70%	7.22%	2.55%	8.53%	10.20%

Ratios to Average Net Assets
Total expenses	0.12%[5]	0.13%[6]	0.14%	0.15%	0.13%	0.14%

Total expenses after fees reimbursed	0.00%[5]	0.00%[6]	0.01%	0.02%	0.01%	0.01%

Total expenses after fees reimbursed and excluding interest expense	0.00%[5]	0.00%[6]	0.00%	0.00%	0.00%	0.00%

Net investment income	3.44%[5]	3.68%[6]	3.81%	4.27%	4.31%	5.02%

Supplemental Data
Net assets, end of period (000)	$416,391	$353,632	$361,083	$318,247	$368,644	$341,995

Portfolio turnover rate	20%	53%	44%	43%	51%	41%

[1]	Based on average shares outstanding.
[2]	Distributions for annual periods determined in accordance with federal income tax regulations.
[3]	Where applicable, assumes the reinvestment of distributions.
[4]	Aggregate total return.
[5]	Annualized.
[6]	Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Six Months Ended September 30, 2016 (Unaudited)	Year Ended March 31, 2016
Investments in underlying funds	0.01%	0.01%

See Notes to Financial Statements.

BLACKROCK ALLOCATION TARGET SHARES	SEPTEMBER 30, 2016	77

Financial Highlights

	Series E Portfolio
	Six Months Ended September 30, 2016 (Unaudited)	Year Ended March 31, 2016	Period August 4, 2014[1] to March 31, 2015
Per Share Operating Performance
Net asset value, beginning of period	$10.75	$10.47	$10.00

Net investment income[2]	0.23	0.43	0.28
Net realized and unrealized gain	0.37	0.29	0.48

Net increase from investment operations	0.60	0.72	0.76

Distributions:[3]
From net investment income	(0.23)	(0.43)	(0.28)
From net realized gain	(0.02)	(0.01)	(0.01)

Total distributions	(0.25)	(0.44)	(0.29)

Net asset value, end of period	$11.10	$10.75	10.47

Total Return[4]
Based on net asset value	5.57%[5]	7.15%	7.70%[5]

Ratios to Average Net Assets
Total expenses	0.22%[6]	0.34%[7]	0.94%[6,8]

Total expenses after fees waived and/or reimbursed	0.06%[6]	0.02%[7]	0.00%[6]

Total expenses after fees waived and/or reimbursed and excluding interest expense and fees	0.00%[6]	0.00%[7]	0.00%[6]

Net investment income	4.15%[6]	4.17%[7]	4.07%[6]

Supplemental Data
Net assets, end of period (000)	$126,966	$110,186	$48,461

Borrowings outstanding, end of period (000)	$5,960	$4,835	—

Portfolio turnover rate	36%	44%	30%

[1]	Commencement of operations.

[2]	Based on average shares outstanding.

[3]	Distributions for annual periods determined in accordance with federal income tax regulations.

[4]	Where applicable, assumes the reinvestment of distributions.

[5]	Aggregate total return.

[6]	Annualized.

[7]	Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Six Months Ended September 30, 2016 (Unaudited)	Year Ended March 31, 2016
Investments in underlying funds	0.01%	0.01%

[8]	Organization expenses were not annualized in the calculation of the expense ratios. If these expenses were annualized, the total expenses would have been 1.02%.

See Notes to Financial Statements.

78	BLACKROCK ALLOCATION TARGET SHARES	SEPTEMBER 30, 2016

Financial Highlights

	Series M Portfolio
	Six Months Ended September 30, 2016	Year Ended March 31,
	(Unaudited)	2016	2015	2014	2013	2012

Per Share Operating Performance
Net asset value, beginning of period	$9.93	$10.03	$9.70	$9.89	$10.52	$9.44

Net investment income[1]	0.11	0.22	0.20	0.19	0.21	0.28
Net realized and unrealized gain (loss)	0.10	0.02	0.37	(0.14)	0.35	1.07

Net increase from investment operations	0.21	0.24	0.57	0.05	0.56	1.35

Distributions:[2]
From net investment income	(0.14)	(0.27)	(0.24)	(0.23)	(0.31)	(0.27)
From net realized gain	—	(0.07)	(0.00)[3]	(0.01)	(0.88)	—

Total distributions	(0.14)	(0.34)	(0.24)	(0.24)	(1.19)	(0.27)

Net asset value, end of period	$10.00	$9.93	$10.03	$9.70	$9.89	$10.52

Total Return[4]
Based on net asset value	2.15%[5]	2.44%	5.91%	0.52%	5.33%	14.46%

Ratios to Average Net Assets
Total expenses	0.09%[6]	0.11%[7]	0.13%[7]	0.16%[7]	0.14%	0.13%

Total expenses after fees reimbursed	0.00%[6]	0.00%[7]	0.00%[7]	0.00%[7]	0.00%	0.00%

Total expenses after fees reimbursed and excluding interest expense	0.00%[6]	0.00%[7]	0.00%[7]	0.00%[7]	0.00%	0.00%

Net investment income	2.16%[6]	2.25%[7]	2.04%[7]	1.97%[7]	2.00%	2.76%

Supplemental Data
Net assets, end of period (000)	$605,474	$552,687	$520,933	$329,857	$267,855	$318,176

Portfolio turnover rate[8]	902%	1,789%	2,258%	1,879%	798%	523%

[1]	Based on average shares outstanding.

[2]	Distributions for annual periods determined in accordance with federal income tax regulations.

[3]	Amount is greater than $(0.005) per share.

4	Where applicable, assumes the reinvestment of distributions.

[5]	Aggregate total return.

[6]	Annualized.

[7]	Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Six Months Ended September 30, 2016 (Unaudited)	Year Ended March 31,
		2016	2015	2014
Investments in underlying funds	0.01%	0.01%	0.01%	0.02%

[8]	Includes mortgage dollar roll transactions (“MDRs”). Additional information regarding portfolio turnover rate is as follows:

	Six Months Ended September 30, 2016 (Unaudited)	Year Ended March 31,
		2016	2015	2014	2013	2012
Portfolio turnover rate (excluding MDRs)	563%	1,090%	1,356%	1,131%	518%	88%
Portfolio turnover rate including TBA Sale Commitments, to conform to the current presentation	—	—	—	—	1,355%	523%
Portfolio turnover rate including TBA Sale Commitments and excluding MDRs	—	—	—	—	941%	—

See Notes to Financial Statements.

BLACKROCK ALLOCATION TARGET SHARES	SEPTEMBER 30, 2016	79

Financial Highlights

	Series P Portfolio
	Six Months Ended September 30, 2016	Year Ended March 31,			Period March 20, 2013[1] to March 31,
	(Unaudited)	2016	2015	2014	2013

Per Share Operating Performance
Net asset value, beginning of period	$8.95	$9.38	$10.24	$9.96	$10.00

Net investment income[2]	0.05	0.10	0.07	0.07	0.00	[3]
Net realized and unrealized gain (loss)	(0.16)	(0.53)	(0.93)	0.21	(0.04)

Net increase (decrease) from investment operations	(0.11)	(0.43)	(0.86)	0.28	(0.04)

Net asset value, end of period	$8.84	$8.95	$9.38	$10.24	$9.96

Total Return[4]
Based on net asset value	(1.23)%[5]	(4.48)%	(8.40)%	2.81%	(0.40)%[5]

Ratios to Average Net Assets
Total expenses[6]	0.13%[7]	0.11%	0.12%	0.18%	41.03	%[7],8

Total expenses after fees waived and/or reimbursed[6]	0.00%[7]	0.00%	0.00%	0.00%	0.00%[7]

Net investment income[6]	1.05%[7]	1.04%	0.67%	0.69%	0.38%[7]

Supplemental Data
Net assets, end of period (000)	$134,125	$221,470	$322,498	$261,830	$7,559

Portfolio turnover rate	0%	0%	0%	6%	0%

[1]	Commencement of operations.

[2]	Based on average shares outstanding.

[3]	Amount is less than $0.005 per share.

[4]	Where applicable, assumes the reinvestment of distributions.

[5]	Aggregate total return.

[6]	Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Six Months Ended September 30, 2016 (Unaudited)	Year Ended March 31,			Period March 20, 2013[1] to March 31, 2013
		2016	2015	2014
Investments in underlying funds	0.06%	0.05%	0.04%	0.02%	0.02%

[7]	Annualized.

[8]	Organization expenses were not annualized in the calculation of the expense ratios. If these expenses were annualized, the total expenses would have been 43.36%.

See Notes to Financial Statements.

80	BLACKROCK ALLOCATION TARGET SHARES	SEPTEMBER 30, 2016

Financial Highlights

	Series S Portfolio
	Six Months Ended September 30, 2016 (Unaudited)	Year Ended March 31,
		2016	2015	2014	2013	2012
Per Share Operating Performance
Net asset value, beginning of period	$9.54	$9.76	$9.84	$10.02	$10.03	$10.01

Net investment income[1]	0.11	0.26	0.23	0.24	0.35	0.29
Net realized and unrealized gain (loss)	0.09	(0.15)	(0.05)	(0.08)	0.09	0.10

Net increase from investment operations	0.20	0.11	0.18	0.16	0.44	0.39

Distributions:[2]
From net investment income	(0.16)	(0.33)	(0.26)	(0.28)	(0.35)	(0.32)
From net realized gain	—	—	—	(0.06)	(0.10)	(0.05)

Total distributions	(0.16)	(0.33)	(0.26)	(0.34)	(0.45)	(0.37)

Net asset value, end of period	$9.58	$9.54	$9.76	$9.84	$10.02	$10.03

Total Return[3]
Based on net asset value	2.12%[4]	1.18%	1.81%[5]	1.66%	4.47%	4.03%

Ratios to Average Net Assets
Total expenses	0.42%[6]	0.31%	0.16%	0.21%	0.35%	0.23%

Total expenses after fees reimbursed	0.28%[6]	0.18%	0.02%	0.06%	0.14%	0.05%

Total expenses after fees reimbursed and excluding interest expense	0.00%[6]	0.00%	0.00%	0.00%	0.00%	0.00%

Net investment income	2.55%[6]	2.91%	2.32%	2.47%	3.59%	2.90%

Supplemental Data
Net assets, end of period (000)	$198,326	$238,237	$266,124	$233,117	$151,304	$135,541

Portfolio turnover rate[7]	151%	270%	318%	239%	123%	192%

[1]	Based on average shares outstanding.

[2]	Distributions for annual periods determined in accordance with federal income tax regulations.

[3]	Where applicable, assumes the reinvestment of distributions.

[4]	Aggregate total return.

[5]

Includes a payment by an affiliate to compensate for investments erroneously made in violation of the investment guidelines, which impacted the Fund’s total return. Excluding this payment, the Fund’s total return would have been 1.70%.

[6]	Annualized.

[7]	Includes MDRs. Additional information regarding portfolio turnover rate is as follows:

	Six Months Ended September 30, 2016 (Unaudited)	Year Ended March 31,
		2016	2015	2014	2013	2012
Portfolio turnover rate (excluding MDRs)	90%	178%	239%	183%	120%	121%

See Notes to Financial Statements.

BLACKROCK ALLOCATION TARGET SHARES	SEPTEMBER 30, 2016	81

Notes to Financial Statements (Unaudited)

1. Organization:

BlackRock Allocation Target Shares (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust is organized as a Delaware statutory trust. The following Series of the Trust are referred to herein collectively as the “Funds” or individually, a “Fund”:

Fund Name	Herein Referred To As	Diversification Classification
BlackRock Allocation Target Shares: Series A Portfolio	Series A	Non-diversified
BlackRock Allocation Target Shares: Series C Portfolio	Series C	Non-diversified
BlackRock Allocation Target Shares: Series E Portfolio	Series E	Diversified
BlackRock Allocation Target Shares: Series M Portfolio	Series M	Non-diversified
BlackRock Allocation Target Shares: Series P Portfolio	Series P	Non-diversified
BlackRock Allocation Target Shares: Series S Portfolio	Series S	Non-diversified

Shares of the Funds are offered to separate account clients of the investment adviser or certain of its affiliates. Series A is also offered to collective trust funds managed by BlackRock Institutional Trust Company, N.A., an affiliate of the investment adviser, and mutual funds advised by the investment adviser, BlackRock Advisors, LLC or its affiliates. Participants in wrap-fee programs pay a single aggregate fee to the program sponsor for all costs and expenses of the wrap-fee programs including investment advice and portfolio execution.

The Funds, together with certain other registered investment companies advised by BlackRock Advisors, LLC (the “Manager”) or its affiliates, are included in a complex of open-end funds referred to as the Equity-Bond Complex.

2. Significant Accounting Policies:

The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. Each Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Below is a summary of significant accounting policies:

Foreign Currency: Each Fund’s books and records are maintained in U.S. dollars. Purchases and sales of investments are recorded at the rates of exchange prevailing on the respective dates of such transactions. Generally, when the U.S. dollar rises in value against a foreign currency, the investments denominated in that currency will lose value; the opposite effect occurs if the U.S. dollar falls in relative value.

Each Fund does not isolate the portion of the results of operations arising as a result of changes in the exchange rates from the changes in the market prices of investments held or sold for financial reporting purposes. Accordingly, the effects of changes in exchange rates on investments are not segregated in the Statements of Operations from the effects of changes in market prices of those investments, but are included as a component of net realized and unrealized gain (loss) from investments. Each Fund reports realized currency gains (losses) on foreign currency related transactions as components of net realized gain (loss) for financial reporting purposes, whereas such components are generally treated as ordinary income for federal income tax purposes.

Segregation and Collateralization: In cases where a Fund enters into certain investments (e.g., dollar rolls, TBA sale commitments, futures contracts, options written and swaps), or certain borrowings (e.g., reverse repurchase transactions and TOB Trust transactions) that would be treated as “senior securities” for 1940 Act purposes, a Fund may segregate or designate on its books and records cash or liquid assets having a market value at least equal to the amount of its future obligations under such investments or borrowings. Doing so allows the investment or borrowing to be excluded from treatment as a “senior security.” Furthermore, if required by an exchange or counterparty agreement, the Funds may be required to deliver/deposit cash and/or securities to/with an exchange, or broker-dealer or custodian as collateral for certain investments or obligations.

Investment Transactions and Investment Income: For financial reporting purposes, investment transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on investment transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend date. Interest income, including amortization and accretion of premiums and discounts on debt securities, is recognized on the accrual basis.

Distributions: Distributions from net investment income are declared daily and paid monthly, except for Series P, which declares and pays dividends at least annually. Distributions of capital gains are recorded on the ex-dividend date and made at least annually. The character and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.

Offering Costs: Offering costs are amortized over a 12-month period beginning with the commencement of operations.

Indemnifications: In the normal course of business, a Fund enters into contracts that contain a variety of representations that provide general indemnification. A Fund’s maximum exposure under these arrangements is unknown because it involves future potential claims against a Fund, which cannot be predicted with any certainty.

82	BLACKROCK ALLOCATION TARGET SHARES	SEPTEMBER 30, 2016

Notes to Financial Statements (continued)

Other: Expenses directly related to a Fund are charged to that Fund. Other operating expenses shared by several funds, including other funds managed by the Manager, are prorated among those funds on the basis of relative net assets or their appropriate methods. Expenses directly related to the Funds and other shared expenses prorated to the Funds are allocated daily based on their relative net assets or other appropriate methods.

The Funds have an arrangement with their custodian whereby credits are earned on uninvested cash balances, which could be used to reduce custody fees and/or overdraft charges. The Funds may incur charges on certain uninvested cash balances and overdrafts, subject to certain conditions.

3. Investment Valuation and Fair Value Measurements:

Investment Valuation Policies: The Funds’ investments are valued at fair value (also referred to as “market value” within the financial statements) as of the close of trading on the New York Stock Exchange (“NYSE”) (generally 4:00 p.m., Eastern time). U.S. GAAP defines fair value as the price the Funds would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Funds determine the fair values of their financial instruments using various independent dealers or pricing services under policies approved by the Board of Trustees of the Trust (the “Board”). The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to oversee the pricing function for all financial instruments.

Fair Value Inputs and Methodologies: The following methods and inputs are used to establish the fair value of each Fund’s assets and liabilities:

•

Equity investments traded on a recognized securities exchange are valued at the official closing price each day, if available. For equity investments traded on more than one exchange, the official closing price on the exchange where the stock is primarily traded is used. Equity investments traded on a recognized exchange for which there were no sales on that day may be valued at the last available bid (long positions) or ask (short positions) price.

•

Fixed-income securities for which market quotations are readily available are generally valued using the last available bid prices or current market quotations provided by independent dealers or third party pricing services. Floating rate loan interests are valued at the mean of the bid prices from one or more brokers or dealers as obtained from a pricing service. Pricing services generally value fixed-income securities assuming orderly transactions of an institutional round lot size, but the Funds may hold or transact in such securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots. The pricing services may use matrix pricing or valuation models that utilize certain inputs and assumptions to derive values, including transaction data (e.g., recent representative bids and offers), credit quality information, perceived market movements,news, and other relevant information. Certain fixed-income securities including asset-backed and mortgage related securities may be valued based on valuation models that consider the estimated cash flows of each tranche of the entity, establish a benchmark yield and develop an estimated tranche specific spread to the benchmark yield based on the unique attributes of the tranche. The amortized cost method of valuation may be used with respect to debt obligations with sixty days or less remaining to maturity unless the Manager determines such method does not represent fair value.

•

Municipal investments (including commitments to purchase such investments on a “when-issued” basis) are valued on the basis of prices provided by dealers or pricing services. In determining the value of a particular investment, pricing services may use certain information with respect to transactions in such investments, quotations from dealers, pricing matrixes, market transactions in comparable investments and information with respect to various relationships between investments.

•	Investments in open-end U.S. mutual funds are valued at net asset value (“NAV”) each business day.

•	Futures contracts traded on exchanges are valued at their last sale price.

•

Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates determined as of the close of trading on the NYSE. Forward foreign currency exchange contracts are valued at the mean between the bid and ask prices and are determined as of the close of trading on the NYSE. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available.

•

Exchange-traded options are valued at the mean between the last bid and ask prices at the close of the options market in which the options trade. An exchange-traded option for which there is no mean price is valued at the last bid (long positions) or ask (short positions) price. If no bid or ask price is available, the prior day’s price will be used, unless it is determined that the prior day’s price no longer reflects the fair value of the option. Over-the-counter (“OTC”) options and options on swaps (“swaptions”) are valued by an independent pricing service using a mathematical model, which incorporates a number of market data factors, such as the trades and prices of the underlying instruments.

•

Swap agreements are valued utilizing quotes received daily by the Funds’ pricing service or through brokers, which are derived using daily swap curves and models that incorporate a number of market data factors, such as discounted cash flows, trades and values of the underlying reference instruments.

•	To-be-announced (“TBA”) commitments are valued on the basis of last available bid prices or current market quotations provided by pricing services.

BLACKROCK ALLOCATION TARGET SHARES	SEPTEMBER 30, 2016	83

Notes to Financial Statements (continued)

If events (e.g., a company announcement, market volatility or a natural disaster) occur that are expected to materially affect the value of such instruments, or in the event that the application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Global Valuation Committee, or its delegate, in accordance with a policy approved by the Board as reflecting fair value (“Fair Valued Investments”). When determining the price for Fair Valued Investments, the Global Valuation Committee, or its delegate, seeks to determine the price that each Fund might reasonably expect to receive or pay from the current sale or purchase of that asset or liability in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Global Valuation Committee, or its delegate, deems relevant and consistent with the principles of fair value measurement. The Global Valuation Committee, or its delegate, employs various methods for calibrating valuation approaches for investments where an active market does not exist, including regular due diligence of each Fund’s pricing vendors, regular reviews of key inputs and assumptions, transactional back-testing or disposition analysis to compare unrealized gains and losses to realized gains and losses, reviews of missing or stale prices and large movements in market values and reviews of any market related activity. The pricing of all Fair Valued Investments is subsequently reported to the Board or a committee thereof on a quarterly basis. As a result of the inherent uncertainty in valuation of these investments, the fair values may differ from the values that would have been used had an active market existed.

Fair Value Hierarchy: Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs to valuation methodologies are categorized into a fair value hierarchy consisting of three broad levels for financial statement purposes as follows:

•	Level 1 — unadjusted price quotations in active markets/exchanges for identical assets or liabilities that each Fund has the ability to access

•

Level 2 — other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)

•

Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including each Fund’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. Investments classified within Level 3 have significant unobservable inputs used by the Global Valuation Committee in determining the price for Fair Valued Investments. Level 3 investments include equity or debt issued by privately-held companies. There may not be a secondary market, and/or there are a limited number of investors. Level 3 investments may also be adjusted to reflect illiquidity and/or non-transferability, with the amount of such discount estimated by the Global Valuation Committee in the absence of market information.

Changes in valuation methodologies may result in transfers into or out of an assigned level within the hierarchy. In accordance with each Fund’s policy, transfers between different levels of the fair value hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investments and derivative financial instruments and is not necessarily an indication of the risks associated with investing in those securities.

4. Securities and Other Investments:

Asset-Backed and Mortgage-Backed Securities: Asset-backed securities are generally issued as pass-through certificates or as debt instruments. Asset-backed securities issued as pass-through certificates represent undivided fractional ownership interests in an underlying pool of assets. Asset-backed securities issued as debt instruments, which are also known as collateralized obligations, are typically issued as the debt of a special purpose entity organized solely for the purpose of owning such assets and issuing such debt. Asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties. The yield characteristics of certain asset-backed securities may differ from traditional debt securities. One such major difference is that all or a principal part of the obligations may be prepaid at any time because the underlying assets (i.e., loans) may be prepaid at any time. As a result, a decrease in interest rates in the market may result in increases in the level of prepayments as borrowers, particularly mortgagors, refinance and repay their loans. An increased prepayment rate with respect to an asset-backed security will have the effect of shortening the maturity of the security. In addition, a Fund may subsequently have to reinvest the proceeds at lower interest rates. If a Fund has purchased such an asset-backed security at a premium, a faster than anticipated prepayment rate could result in a loss of principal to the extent of the premium paid.

For mortgage pass-through securities (the “Mortgage Assets”) there are a number of important differences among the agencies and instrumentalities of the U.S. Government that issue mortgage-related securities and among the securities that they issue. For example, mortgage-related securities guaranteed by Ginnie Mae are guaranteed as to the timely payment of principal and interest by Ginnie Mae and such guarantee is backed by the full faith and

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Notes to Financial Statements (continued)

credit of the United States. However, mortgage-related securities issued by Freddie Mac and Fannie Mae, including Freddie Mac and Fannie Mae guaranteed mortgage pass-through certificates, which are solely the obligations of Freddie Mac and Fannie Mae, are not backed by or entitled to the full faith and credit of the United States, but are supported by the right of the issuer to borrow from the U.S. Treasury.

Non-agency mortgage-backed securities are securities issued by non-governmental issuers and have no direct or indirect government guarantees of payment and are subject to various risks. Non-agency mortgage loans are obligations of the borrowers thereunder only and are not typically insured or guaranteed by any other person or entity. The ability of a borrower to repay a loan is dependent upon the income or assets of the borrower. A number of factors, including a general economic downturn, acts of God, terrorism, social unrest and civil disturbances, may impair a borrower’s ability to repay its loans.

Collateralized Debt Obligations: Collateralized debt obligations (“CDOs”), including collateralized bond obligations (“CBOs”) and collateralized loan obligations (“CLOs”), are types of asset-backed securities. A CDO is an entity that is backed by a diversified pool of debt securities (CBOs) or syndicated bank loans (CLOs). The cash flows of the CDO can be split into multiple segments, called “tranches,” which will vary in risk profile and yield. The riskiest segment is the subordinated or “equity” tranche. This tranche bears the greatest risk of defaults from the underlying assets in the CDO and serves to protect the other, more senior, tranches from default in all but the most severe circumstances. Since it is shielded from defaults by the more junior tranches, a “senior” tranche will typically have higher credit ratings and lower yields than their underlying securities, and often receive investment grade ratings from one or more of the nationally recognized rating agencies. Despite the protection from the more junior tranches, senior tranches can experience substantial losses due to actual defaults, increased sensitivity to future defaults and the disappearance of one or more protecting tranches as a result of changes in the credit profile of the underlying pool of assets.

Inflation-Indexed Bonds: Inflation-indexed bonds (other than municipal inflation-indexed and certain corporate inflation-indexed bonds) are fixed income securities whose principal value is periodically adjusted according to the rate of inflation. If the index measuring inflation rises or falls, the principal value of inflation-indexed bonds (other than municipal inflation-indexed and certain corporate inflation-indexed bonds) will be adjusted upward or downward, and consequently the interest payable on these securities (calculated with respect to a larger or smaller principal amount) will be increased or reduced, respectively. Any upward or downward adjustment in the principal amount of an inflation-indexed bond will be included as interest income in the Statements of Operations, even though investors do not receive their principal until maturity. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal. With regard to municipal inflation-indexed bonds and certain corporate inflation-indexed bonds, the inflation adjustment is typically reflected in the semi-annual coupon payment. As a result, the principal value of municipal inflation-indexed bonds and such corporate inflation-indexed bonds does not adjust according to the rate of inflation.

Multiple Class Pass-Through Securities: Multiple class pass-through securities, including collateralized mortgage obligations (“CMOs”) and commercial mortgage-backed securities may be issued by Ginnie Mae, U.S. Government agencies or instrumentalities or by trusts formed by private originators of, or investors in, mortgage loans. In general, CMOs are debt obligations of a legal entity that are collateralized by a pool of residential or commercial mortgage loans or Mortgage Assets. The payments on these are used to make payments on the CMOs or multiple pass-through securities. Multiple class pass-through securities represent direct ownership interests in the Mortgage Assets. Classes of CMOs include interest only (“IOs”), principal only (“POs”), planned amortization classes and targeted amortization classes. IOs and POs are stripped mortgage-backed securities representing interests in a pool of mortgages, the cash flow from which has been separated into interest and principal components. IOs receive the interest portion of the cash flow while POs receive the principal portion. IOs and POs can be extremely volatile in response to changes in interest rates. As interest rates rise and fall, the value of IOs tends to move in the same direction as interest rates. POs perform best when prepayments on the underlying mortgages rise since this increases the rate at which the principal is returned and the yield to maturity on the PO. When payments on mortgages underlying a PO are slower than anticipated, the life of the PO is lengthened and the yield to maturity is reduced. If the underlying Mortgage Assets experience greater than anticipated prepayments of principal, a Fund’s initial investment in the IOs may not fully recoup.

Stripped Mortgage-Backed Securities: Stripped mortgage-backed securities are typically issued by the U.S. Government, its agencies and instrumentalities. Stripped mortgage-backed securities are usually structured with two classes that receive different proportions of the interest (IOs) and principal (POs) distributions on a pool of Mortgage Assets. Stripped mortgage-backed securities may be privately issued.

Zero-Coupon Bonds: Zero-coupon bonds, are normally issued at a significant discount from face value and do not provide for periodic interest payments. These bonds may experience greater volatility in market value than other debt obligations of similar maturity which provide for regular interest payments.

Capital Securities and Trust Preferred Securities: Capital securities, including trust preferred securities are typically issued by corporations, generally in the form of interest-bearing notes with preferred securities characteristics. In the case of trust preferred securities, an affiliated business trust of a corporation issues these securities, generally in the form of beneficial interests in subordinated debentures or similarly structured securities. The securities can be structured with either a fixed or adjustable coupon that can have either a perpetual or stated maturity date. For trust preferred securities, the issuing bank or corporation pays interest to the trust, which is then distributed to holders of these securities as a dividend. Dividends can be deferred without creating an event of default or acceleration, although maturity cannot take place unless all cumulative payment obligations have been met. The deferral of payments does not affect the purchase or sale of these securities in the open market. Payments on these securities are treated as

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Notes to Financial Statements (continued)

interest rather than dividends for federal income tax purposes. These securities generally are rated below that of the issuing company’s senior debt securities and are freely callable at the issuer’s option.

Preferred Stock: Preferred stock has a preference over common stock in liquidation (and generally in receiving dividends as well) but is subordinated to the liabilities of the issuer in all respects. As a general rule, the market value of preferred stock with a fixed dividend rate and no conversion element varies inversely with interest rates and perceived credit risk, while the market price of convertible preferred stock generally also reflects some element of conversion value. Because preferred stock is junior to debt securities and other obligations of the issuer, deterioration in the credit quality of the issuer will cause greater changes in the value of a preferred stock than in a more senior debt security with similar stated yield characteristics. Unlike interest payments on debt securities, preferred stock dividends are payable only if declared by the issuer’s board of directors. Preferred stock also may be subject to optional or mandatory redemption provisions.

Forward Commitments and When-Issued Delayed Delivery Securities: Certain Funds may purchase securities on a when-issued basis and may purchase or sell securities on a forward commitment basis. Settlement of such transactions normally occurs within a month or more after the purchase or sale commitment is made. A Fund may purchase securities under such conditions with the intention of actually acquiring them, but may enter into a separate agreement to sell the securities before the settlement date. Since the value of securities purchased may fluctuate prior to settlement, a Fund may be required to pay more at settlement than the security is worth. In addition, a Fund is not entitled to any of the interest earned prior to settlement. When purchasing a security on a delayed delivery basis, a Fund assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations. In the event of default by the counterparty, a Fund’s maximum amount of loss is the unrealized appreciation of unsettled when-issued transactions.

TBA Commitments: TBA commitments are forward agreements for the purchase or sale of mortgage-backed securities for a fixed price, with payment and delivery on an agreed upon future settlement date. The specific securities to be delivered are not identified at the trade date. However, delivered securities must meet specified terms, including issuer, rate and mortgage terms. When entering into TBA commitments, a Fund may take possession of or deliver the underlying mortgage-backed securities but can extend the settlement or roll the transaction. TBA commitments involve a risk of loss if the value of the security to be purchased or sold declines or increases, respectively, prior to settlement date.

In order to better define contractual rights and to secure rights that will help a Fund mitigate its counterparty risk, TBA commitments may be entered into by a Fund under Master Securities Forward Transaction Agreements (each, an “MSFTA”). An MSFTA typically contains, among other things, collateral posting terms and netting provisions in the event of default and/or termination event. The collateral requirements are typically calculated by netting the mark-to-market amount for each transaction under such agreement and comparing that amount to the value of the collateral currently pledged by a Fund and the counterparty. Cash collateral that has been pledged to cover the obligations of a Fund and cash collateral received from the counterparty, if any, is reported separately on the Statements of Assets and Liabilities as cash pledged as collateral for TBA commitments or cash received as collateral for TBA commitments, respectively. Non-cash collateral pledged by a Fund, if any, is noted in the Schedules of Investments. Typically, a Fund is permitted to sell, repledge or use the collateral it receives; however, the counterparty is not permitted to do so. To the extent amounts due to a Fund are not fully collateralized, contractually or otherwise, a Fund bears the risk of loss from counterparty non-performance.

Mortgage Dollar Roll Transactions: Certain Funds may sell TBA mortgage-backed securities and simultaneously contract to repurchase substantially similar (i.e., same type, coupon and maturity) securities on a specific future date at an agreed upon price. During the period between the sale and repurchase, a Fund is not entitled to receive interest and principal payments on the securities sold. Mortgage dollar roll transactions are treated as purchases and sales and realizes gains and losses on these transactions. Mortgage dollar rolls involve the risk that the market value of the securities that a Fund is required to purchase may decline below the agreed upon repurchase price of those securities.

Reverse Repurchase Agreements: Reverse repurchase agreements are agreements with qualified third party broker dealers in which a Fund sells securities to a bank or broker-dealer and agrees to repurchase the same securities at a mutually agreed upon date and price. A Fund receives cash from the sale to use for other investment purposes. During the term of the reverse repurchase agreement, a Fund continues to receive the principal and interest payments on the securities sold. Certain agreements have no stated maturity and can be terminated by either party at any time. Interest on the value of the reverse repurchase agreements issued and outstanding is based upon competitive market rates determined at the time of issuance. A Fund may utilize reverse repurchase agreements when it is anticipated that the interest income to be earned from the investment of the proceeds of the transaction is greater than the interest expense of the transaction. Reverse repurchase agreements involve leverage risk. If a Fund suffers a loss on its investment of the transaction proceeds from a reverse repurchase agreement, a Fund would still be required to pay the full repurchase price. Further, a Fund remains subject to the risk that the market value of the securities repurchased declines below the repurchase price. In such cases, a Fund would be required to return a portion of the cash received from the transaction or provide additional securities to the counterparty.

Cash received in exchange for securities delivered plus accrued interest due to the counterparty is recorded as a liability in the Statements of Assets and Liabilities at face value including accrued interest. Due to the short-term nature of the reverse repurchase agreements, face value approximates fair value. Interest payments made by a Fund to the counterparties are recorded as a component of interest expense in the Statements of Operations. In periods of increased demand for the security, a Fund may receive a fee for use of the security by the counterparty, which may result in interest income to a Fund.

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Notes to Financial Statements (continued)

For the six months ended September 30, 2016, the average amount of reverse repurchase agreements outstanding and the daily weighted average interest rate were as follows:

	Average Borrowings	Daily Weighted Average Interest Rate
Series S	$92,974,747	0.66%

Reverse repurchase transactions are entered into by a Fund under Master Repurchase Agreements (each, an “MRA”), which permit a Fund, under certain circumstances, including an event of default (such as bankruptcy or insolvency), to offset payables and/or receivables under an MRA with collateral held and/or posted to the counterparty and create one single net payment due to or from a Fund. With reverse repurchase transactions, typically a Fund and counterparty under an MRA are permitted to sell, re-pledge, or use the collateral associated with the transaction. Bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of the MRA counterparty’s bankruptcy or insolvency. Pursuant to the terms of the MRA, a Fund receives or posts securities as collateral with a market value in excess of the repurchase price to be paid or received by a Fund upon the maturity of the transaction. Upon a bankruptcy or insolvency of the MRA counterparty, a Fund is considered an unsecured creditor with respect to excess collateral and, as such, the return of excess collateral may be delayed.

As of period end, the following table is a summary of Series S’ open reverse repurchase agreements by counterparty which are subject to offset under a MRA on a net basis:

Counterparty	Reverse Repurchase Agreements	Fair Value of Non-cash Collateral Pledged Including Accrued Interest[1]	Net Amount
Barclays Capital, Inc.	$275,964	$ (275,964)	—
BNP Paribas S.A.	18,723,149	(18,723,149)	—
Credit Suisse Securities (USA) LLC	21,504,637	(21,504,637)	—
Morgan Stanley & Co. LLC	2,637,677	(2,637,677)	—
RBC Capital Markets, LLC	57,177,367	(57,177,367)	—

Total	$100,318,794	$(100,318,794)	—

[1]

Collateral with a value of $121,598,595, has been pledged in connection with open reverse repurchase agreements. Excess of collateral pledged to the individual counterparty is not shown for financial reporting purposes.

In the event the counterparty of securities under an MRA files for bankruptcy or becomes insolvent, a Fund’s use of the proceeds from the agreement may be restricted while the counterparty, or its trustee or receiver, determines whether or not to enforce a Fund’s obligation to repurchase the securities.

Municipal Bonds Transferred to TOB Trusts: Certain Funds leverage their assets through the use of TOB Trust transactions. The Funds transfer municipal bonds into a special purpose trust (a “TOB Trust”). A TOB Trust generally issues two classes of beneficial interests: short-term floating rate interests (“TOB Trust Certificates”), which are sold to third party investors, and residual inverse floating rate interests (“TOB Residuals”), which are generally issued to the participating funds that contributed the municipal bonds to the TOB Trust. The TOB Trust Certificates have interest rates that generally reset weekly and their holders have the option to tender such certificates to the TOB Trust for redemption at par and any accrued interest at each reset date. The TOB Residuals held by a Fund generally provide the Fund with the right to cause the holders of a proportional share of the TOB Trust Certificates to tender their certificates to the TOB Trust at par plus accrued interest. The Funds may withdraw a corresponding share of the municipal bonds from the TOB Trust. Other funds managed by the investment adviser may also contribute municipal bonds to a TOB Trust into which each Fund has contributed bonds. If multiple BlackRock advised funds participate in the same TOB Trust, the economic rights and obligations under the TOB Residuals will be shared among the funds ratably in proportion to their participation in the TOB Trust.

TOB Trusts are generally supported by a liquidity facility provided by a third party bank or other financial institution (the “Liquidity Provider”) that allows the holders of the TOB Trust Certificates to tender their certificates in exchange for payment of par plus accrued interest on any business day. The tendered TOB Trust Certificates may be purchased by the Liquidity Provider and are usually remarketed by a Remarketing Agent, which is typically an affiliated entity of the Liquidity Provider. The Remarketing Agent may also purchase the tendered TOB Trust Certificates for its own account in the event of a failed remarketing.

The TOB Trust may be collapsed without the consent of a Fund, upon the occurrence of tender option termination events (“TOTEs”) or mandatory termination events (“MTEs”), as defined in the TOB Trust agreements. TOTEs include the bankruptcy or default of the issuer of the municipal bonds held in the TOB Trust, a substantial downgrade in the credit quality of the issuer of the municipal bonds held in the TOB Trust, failure of any scheduled payment of principal or interest on the municipal bonds, and/or a judgment or ruling that interest on the municipal bond is subject to federal income taxation. MTEs may include, among other things, a failed remarketing of the TOB Trust Certificates, the inability of the TOB Trust to obtain renewal of the liquidity support agreement and a substantial decline in the market value of the municipal bonds held in the TOB Trust. Upon the occurrence of a TOTE or an MTE, the TOB Trust would be liquidated with the proceeds applied first to any accrued fees owed to the trustee of the TOB Trust, the Remarketing Agent and the Liquidity Provider. In the case of an MTE, after the payment of fees, the TOB Trust Certificates holders would be paid before the TOB Residuals

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Notes to Financial Statements (continued)

holders (i.e., the Funds). In contrast, in the case of a TOTE, after payment of fees, the TOB Trust Certificates holders and the TOB Residuals holders would be paid pro rata in proportion to the respective face values of their certificates. During the six months ended September 30, 2016, no TOB Trusts in which a Fund participated were terminated without the consent of a Fund.

While a Fund’s investment policies and restrictions expressly permit investments in inverse floating rate securities, such as TOB Residuals, they generally restrict the ability of a Fund to borrow money for purposes of making investments. Each Fund’s transfer of the municipal bonds to a TOB Trust is considered a secured borrowing for financial reporting purposes. The cash received by the TOB Trust from the sale of the TOB Trust Certificates, less certain transaction expenses, is paid to a Fund. A Fund typically invests the cash received in additional municipal bonds. The municipal bonds deposited into a TOB Trust are presented in a Fund’s Schedule of Investments and the TOB Trust Certificates are shown in Other Liabilities in the Statements of Assets and Liabilities. Any loans drawn by the TOB Trust pursuant to the liquidity facility to purchase tendered TOB Trust Certificates would be shown as Loan for TOB Trust Certificates.

Volcker Rule Impact: On December 10, 2013, regulators published final rules implementing section 619 of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Volcker Rule”), which precludes banking entities and their affiliates from sponsoring and investing in TOB Trusts. Banking entities subject to the Volcker Rule were required to fully comply by July 21, 2015, with respect to investments in and relationships with TOB Trusts established after December 31, 2013 (“Non-Legacy TOB Trusts”), and by July 21, 2017, with respect to investments in and relationships with TOB Trusts established prior to December 31, 2013 (“Legacy TOB Trusts”).

As a result, a new structure for TOB Trusts has been designed in which no banking entity would sponsor the TOB Trust. Specifically, a Fund establishes, structures and “sponsors” the TOB Trusts in which it holds TOB Residuals. In such a structure, certain responsibilities that previously belonged to a third party bank are performed by, or on behalf of, the Funds. The Funds have restructured any Non-Legacy TOB Trusts and are in the process of restructuring Legacy TOB Trusts in conformity with regulatory guidelines. Until all restructurings are completed, a Fund may, for a period of time, hold TOB Residuals in both Legacy TOB Trusts and new or restructured non-bank sponsored TOB Trusts.

Under the new TOB Trust structure, the Liquidity Provider or Remarketing Agent will no longer purchase the tendered TOB Trust Certificates even in the event of failed remarketing. This may increase the likelihood that a TOB Trust will need to be collapsed and liquidated in order to purchase the tendered TOB Trust Certificates. The TOB Trust may draw upon a loan from the Liquidity Provider to purchase the tendered TOB Trust Certificates. Any loans made by the Liquidity Provider will be secured by the purchased TOB Trust Certificates held by the TOB Trust and will be subject to an increased interest rate based on the number of days the loan is outstanding.

Accounting for TOB Trusts: The municipal bonds deposited into a TOB Trust are presented in a Fund’s Schedule of Investments and the TOB Trust Certificates are shown in Other Liabilities in the Statements of Assets and Liabilities. Any loans drawn by the TOB Trust pursuant to the liquidity facility to purchase tendered TOB Trust Certificates are shown as Loan for TOB Trust Certificates. The carrying amount of a Fund’s payable to the holder of the TOB Trust Certificates, as reported in the Statements of Assets and Liabilities as TOB Trust Certificates, approximates its fair value.

Interest income, including amortization and accretion of premiums and discounts, from the underlying municipal bonds is recorded by a Fund on an accrual basis. Interest expense incurred on the TOB Trust transaction and other expenses related to remarketing, administration, trustee, liquidity and other services to a TOB Trust are shown as interest expense, fees and amortization of offering costs in the Statements of Operations. Fees paid upon creation of the TOB Trust are recorded as debt issuance costs and are amortized to interest expense, fees and amortization of offering costs in the Statements of Operations to the expected maturity of the TOB Trust. In connection with the restructurings of the TOB Trusts to non-bank sponsored TOB Trusts, a Fund incurred non-recurring, legal and restructuring fees, which are recorded as interest expense, fees and amortization of deferred offering costs in the Statements of Operations.

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Notes to Financial Statements (continued)

For the six months ended September 30, 2016, the following table is a summary of each Fund’s TOB Trusts:

	Underlying Municipal Bonds Transferred to TOB Trusts[1]	Liability for TOB Trust Certificates[2]	Range of Interest Rates on TOB Trust Certificates at Period End	Average TOB Trust Certificates Outstanding	Daily Weighted Average Rate of Interest and Other Expenses on TOB Trusts
Series E	$11,759,797	$5,960,000	0.42% - 0.99%	$5,252,787	1.18%

[1]

The municipal bonds transferred to a TOB Trust are generally high grade municipal bonds. In certain cases, when municipal bonds transferred are lower grade municipal bonds, the TOB Trust transaction may include a credit enhancement feature that provides for the timely payment of principal and interest on the bonds to the TOB Trust by a credit enhancement provider in the event of default of the municipal bond. The TOB Trust would be responsible for the payment of the credit enhancement fee and the Funds, as a TOB Residual holder, would be responsible for reimbursement of any payments of principal and interest made by the credit enhancement provider. The maximum potential amounts owed by the Funds, for such reimbursements as applicable, are included in the maximum potential amounts disclosed for recourse TOB Trusts.

[2]

The Funds may invest in TOB Trusts that are structured on a non-recourse or recourse basis. When a Fund invests in TOB Trusts on a non-recourse basis, the Liquidity Provider may be required to make a payment under the liquidity facility. In such an event, the Liquidity Provider will typically either (i) fund the full amount owed under the liquidity facility and be subsequently reimbursed from only the proceeds of the liquidation of all or a portion of the municipal bonds held in the TOB Trust or the remarketing of the TOB Trust Certificates, or (ii) liquidate all or a portion of the municipal bonds held in the TOB Trust and then fund the balance, if any, of the amount owed under the liquidity facility over the liquidation proceeds (the “Liquidation Shortfall”). If a Fund invests in a TOB Trust on a recourse basis, a Fund will usually enter into a reimbursement agreement with the Liquidity Provider where a Fund is required to reimburse the Liquidity Provider the amount of any Liquidation Shortfall. As a result, if a Fund invests in a recourse TOB Trust, a Fund will bear the risk of loss with respect to any Liquidation Shortfall. If multiple funds participate in any such TOB Trust, these losses will be shared ratably, including the maximum potential amounts owed by a Fund at September 30, 2016, in proportion to their participation in the TOB Trust. The recourse TOB Trusts are identified in the Schedules of Investments including the maximum potential amounts owed by a Fund at September 30, 2016.

For the six months ended September 30, 2016, the following table is a summary of each Fund’s Loan for TOB Trust Certificates:

	Loans Outstanding at Period End	Range of Interest Rates on Loans at Period End	Average Loans Outstanding	Daily Weighted Average Rate of Interest and Other Expenses on Loans
Series E	—	—	$3,275	0.78%

5. Derivative Financial Instruments:

The Funds engage in various portfolio investment strategies using derivative contracts both to increase the returns of the Funds and/or to manage their exposure to certain risks such as credit risk, equity risk, interest rate risk, foreign currency exchange rate risk, commodity price risk or other risks (e.g., inflation risk). Derivative financial instruments categorized by risk exposure are included in the Schedules of Investments. These contracts may be transacted on an exchange or OTC.

Futures Contracts: Certain Funds invest in long and/or short positions in futures and options on futures contracts to gain exposure to, or manage exposure to, changes in interest rates (interest rate risk), changes in the value of equity securities (equity risk) or foreign currencies (foreign currency exchange rate risk).

Futures contracts are agreements between the Funds and a counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and on a specified date. Depending on the terms of a contract, it is settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash amount on the settlement date. Upon entering into a futures contract, the Funds are required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on a contract’s size and risk profile. The initial margin deposit must then be maintained at an established level over the life of the contract.

Securities deposited as initial margin are designated in the Schedules of Investments and cash deposited, if any, is shown as cash pledged for futures contracts in the Statements of Assets and Liabilities. Pursuant to the contract, the Funds agree to receive from or pay to the broker an amount of cash equal to the daily fluctuation in market value of the contract (“variation margin”). Variation margin is recorded as unrealized appreciation (depreciation) and, if any, shown as variation margin receivable (or payable) on futures contracts in the Statements of Assets and Liabilities. When the contract is closed, a realized gain or loss is recorded in the Statements of Operations equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The use of futures contracts involves the risk of an imperfect correlation in the movements in the price of futures contracts and interest, foreign currency exchange rates or underlying assets.

Options: Certain Funds purchase and write call and put options to increase or decrease their exposure to the risks of underlying instruments (including equity risk, interest rate risk and/or commodity price risk), and/or, in the case of options written, to generate gains from options premiums.

A call option gives the purchaser (holder) of the option the right (but not the obligation) to buy, and obligates the seller (writer) to sell (when the option is exercised) the underlying instrument at the exercise or strike price at any time or at a specified time during the option period. A put option gives the holder the right to sell and obligates the writer to buy the underlying instrument at the exercise or strike price at any time or at a specified time during the option period.

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Notes to Financial Statements (continued)

Premiums paid on options purchased and premiums received on options written, as well as the daily fluctuation in market value, are included in investments at value — unaffiliated and options written at value, respectively, in the Statements of Assets and Liabilities. When an instrument is purchased or sold through the exercise of an option, the premium is offset against the cost or proceeds of the underlying instrument. When an option expires, a realized gain or loss is recorded in the Statements of Operations to the extent of the premiums received or paid. When an option is closed or sold, a gain or loss is recorded in the Statements of Operations to the extent the cost of the closing transaction exceeds the premiums received or paid. When the Funds write a call option, such option is typically “covered,” meaning that they hold the underlying instrument subject to being called by the option counterparty. When the Funds write a put option, such option is covered by cash in an amount sufficient to cover the obligation.

•

Swaptions — Certain Funds purchase and write options on swaps (“swaptions”) primarily to preserve a return or spread on a particular investment or portion of the Funds’ holdings, as a duration management technique or to protect against an increase in the price of securities it anticipates purchasing at a later date. The purchaser and writer of a swaption is buying or granting the right to enter into a previously agreed upon interest rate or credit default swap agreement (interest rate risk and/or credit risk) at any time before the expiration of the option.

In purchasing and writing options, the Funds bear the risk of an unfavorable change in the value of the underlying instrument or the risk that they may not be able to enter into a closing transaction due to an illiquid market. Exercise of a written option could result in the Funds purchasing or selling a security when it otherwise would not, or at a price different from the current market value.

Swaps: Certain Funds enter into swap contracts to manage exposure to issuers, markets and securities. Such contracts are agreements between the Funds and a counterparty to make periodic net payments on a specified notional amount or a net payment upon termination. Swap agreements are privately negotiated in the OTC market and may be entered into as a bilateral contract (“OTC swaps”) or centrally cleared (“centrally cleared swaps”).

For OTC swaps, any upfront premiums paid and any upfront fees received are shown as swap premiums paid and swap premiums received, respectively, in the Statements of Assets and Liabilities and amortized over the term of the contract. The daily fluctuation in market value is recorded as unrealized appreciation (depreciation) on OTC Swaps in the Statements of Assets and Liabilities. Payments received or paid are recorded in the Statements of Operations as realized gains or losses, respectively. When an OTC swap is terminated, a realized gain or loss is recorded in the Statements of Operations equal to the difference between the proceeds from (or cost of) the closing transaction and the Funds’ basis in the contract, if any. Generally, the basis of the contract is the premium received or paid.

In a centrally cleared swap, immediately following execution of the swap contract, the swap contract is notated to a central counterparty (the “CCP”) and the Funds’ counterparty on the swap agreement becomes the CCP. The Funds are required to interface with the CCP through the broker. Upon entering into a centrally cleared swap, the Funds are required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on the size and risk profile of the particular swap. Securities deposited as initial margin are designated in the Schedules of Investments and cash deposited is shown as cash pledged for centrally cleared swaps in the Statements of Assets and Liabilities. Pursuant to the contract, the Funds agree to receive from or pay to the broker an amount of cash equal to the daily fluctuation in market value of the contract (“variation margin”). Variation margin is recorded as unrealized appreciation (depreciation) and shown as variation margin receivable (or payable) on centrally cleared swaps in the Statements of Assets and Liabilities. Payments received from (paid to) the counterparty, including at termination, are recorded as realized gains (losses) in the Statements of Operations.

•

Credit default swaps — Certain Funds enter into credit default swaps to manage their exposure to the market or certain sectors of the market, to reduce their risk exposure to defaults of corporate and/or sovereign issuers or to create exposure to corporate and/or sovereign issuers to which they are not otherwise exposed (credit risk).

The Funds may either buy or sell (write) credit default swaps on single-name issuers (corporate or sovereign), a combination or basket of single-name issuers or traded indexes. Credit default swaps are agreements in which the protection buyer pays fixed periodic payments to the seller in consideration for a promise from the protection seller to make a specific payment should a negative credit event take place with respect to the referenced entity (e.g., bankruptcy, failure to pay, obligation acceleration, repudiation, moratorium or restructuring). As a buyer, if an underlying credit event occurs, the Funds will either (i) receive from the seller an amount equal to the notional amount of the swap and deliver the referenced security or underlying securities comprising the index, or (ii) receive a net settlement of cash equal to the notional amount of the swap less the recovery value of the security or underlying securities comprising the index. As a seller (writer), if an underlying credit event occurs, the Funds will either pay the buyer an amount equal to the notional amount of the swap and take delivery of the referenced security or underlying securities comprising the index or pay a net settlement of cash equal to the notional amount of the swap less the recovery value of the security or underlying securities comprising the index.

•

Total return swaps — Certain Funds enter into total return swaps to obtain exposure to a security or market without owning such security or investing directly in such market or to exchange the risk/return of one market (e.g., fixed income) with another market (e.g., equity or commodity prices) (equity risk, commodity price risk and/or interest rate risk).

Total return swaps are agreements in which there is an exchange of cash flows whereby one party commits to make payments based on the total return (distributions plus capital gains/losses) of an underlying instrument in exchange for fixed or floating rate interest payments. If the total return

90	BLACKROCK ALLOCATION TARGET SHARES	SEPTEMBER 30, 2016

Notes to Financial Statements (continued)

of the instrument or index underlying the transaction exceeds or falls short of the offsetting fixed or floating interest rate obligation, the Funds receive payment from or make a payment to the counterparty.

•	Interest rate swaps — Certain Funds enter into interest rate swaps to gain or reduce exposure to interest rates or to manage duration, the yield curve or interest rate (interest rate risk).

Interest rate swaps are agreements in which one party pays a stream of interest payments, either fixed or floating, in exchange for another party’s stream of interest payments, either fixed or floating, on the same notional amount for a specified period of time. In more complex interest rate swaps, the notional principal amount may decline (or amortize) over time.

Master Netting Arrangements: In order to define their contractual rights and to secure rights that will help them mitigate their counterparty risk, the Funds may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with their counterparties. An ISDA Master Agreement is a bilateral agreement between each Fund and a counterparty that governs certain OTC derivatives and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, each Fund may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default including the bankruptcy or insolvency of the counterparty. Bankruptcy or insolvency laws of a particular jurisdiction may restrict or prohibit the right of offset in bankruptcy, insolvency or other events. In addition, certain ISDA Master Agreements allow counterparties to terminate derivative contracts prior to maturity in the event the Funds’ net assets decline by a stated percentage or the Funds fail to meet the terms of their ISDA Master Agreements. The result would cause the Funds to accelerate payment of any net liability owed to the counterparty.

Collateral Requirements: For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the mark to market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Fund and the counterparty.

Cash collateral that has been pledged to cover obligations of the Funds and cash collateral received from the counterparty, if any, is reported separately on the Statements of Assets and Liabilities as cash pledged as collateral and cash received as collateral, respectively. Non-cash collateral pledged by the Funds, if any, is noted in the Schedules of Investments. Generally, the amount of collateral due from or to a counterparty is subject to a certain minimum transfer amount threshold before a transfer is required, which is determined at the close of business of the Funds. Any additional required collateral is delivered to/pledged by the Funds on the next business day. Typically, the counterparty is not permitted to sell, re-pledge or use cash and non-cash collateral it receives. A Fund generally agrees not to use non-cash collateral that it receives but may, absent default or certain other circumstances defined in the underlying ISDA Master Agreement, be permitted to use cash collateral received. In such cases, interest may be paid pursuant to the collateral arrangement with the counterparty. To the extent amounts due to the Funds from their counterparties are not fully collateralized, they bear the risk of loss from counterparty non-performance. Likewise, to the extent the Funds have delivered collateral to a counterparty and stand ready to perform under the terms of their agreement with such counterparty, they bear the risk of loss from a counterparty in the amount of the value of the collateral in the event the counterparty fails to return such collateral. Based on the terms of agreements, collateral may not be required for all derivative contracts.

For financial reporting purposes, the Funds do not offset derivative assets and derivative liabilities that are subject to netting arrangements, if any, in the Statements of Assets and Liabilities.

6. Investment Advisory Agreement and Other Transactions with Affiliates:

The PNC Financial Services Group, Inc. is the largest stockholder and an affiliate of BlackRock, Inc. (“BlackRock”) for 1940 Act purposes.

Investment Advisory: The Trust, on behalf of the Funds, entered into an Investment Advisory Agreement with the Manager, the Funds’ investment adviser, an indirect, wholly-owned subsidiary of BlackRock, to provide investment advisory services. The Manager receives no advisory fee from the Funds under the Investment Advisory Agreement.

Service and Distribution Fees: Each Fund entered into a Distribution Agreement with BlackRock Investments, LLC (“BRIL”), an affiliate of the Manager.

Expense Limitations, Waivers and Reimbursements: The Manager contractually agreed to waive all fees and pay or reimburse all operating expenses of each Fund, excluding interest expense, dividend expense, tax expense, acquired fund fees and expenses and certain other fund expenses, which constitute extraordinary expenses not incurred in the ordinary course of business. This agreement has no fixed termination date. With respect to Series C, Series E, Series M, Series P and Series S, the Manager does not charge the Funds a management fee, although investors in the Funds will pay a fee to BlackRock Investment Management, LLC (“BIM”), an affiliate of the Manager, or their managed account program sponsor. With respect to Series A, the Manager does not charge the Fund a management fee, although investors in the Fund that are (i) retail and institutional separately managed account clients of BIM will pay a fee to BIM or their managed account program sponsor, (ii) participants in the collective trust funds managed by BlackRock Institutional Trust Company, N.A. (“BTC”), an affiliate of the Manager, that invest in the Fund will pay a fee to BTC, and (iii) mutual funds that are advised

BLACKROCK ALLOCATION TARGET SHARES	SEPTEMBER 30, 2016	91

Notes to Financial Statements (continued)

by the Manager or its affiliates will pay the Manager or its affiliate a management fee pursuant to a management agreement between each such fund and BlackRock or its affiliate. The Manager waived fees for each Fund which are included in fees waived and reimbursed by the Manager in the Statements of Operations.

Officer and Trustees: Certain officers and/or trustees of the Trust are officers and/or directors of BlackRock or its affiliates. The Funds reimburse the Manager for a portion of the compensation paid to the Trust’s Chief Compliance Officer, which is included in Officer and Trustees in the Statements of Operations.

Other Transactions: The Funds may purchase securities from, or sell securities to, an affiliated fund provided the affiliation is due solely to having a common investment adviser, common officers, or common trustees. For the six months ended September 30, 2016, the purchase and sale transactions which resulted in net realized gains (losses) with an affiliated fund in compliance with Rule 17a-7 under the 1940 Act for Series C was $788,125 and $363,909, respectively, resulted in net realized gains of $33,853.

7. Purchases and Sales:

For the six months ended September 30, 2016, purchases and sales of investments, including mortgage dollar rolls and excluding short-term securities, were as follows:

Purchases	Series A	Series C	Series E	Series M	Series S
Non-U.S. Government Securities	$102,430,262	$113,689,864	$51,853,042	$5,093,262,997	$495,251,217
U.S. Government Securities	—	15,830,675	—	18,520,009	16,262,637
Total Purchases	$102,430,262	$129,520,539	$51,853,042	$5,111,783,006	$511,513,854

Sales	Series A		Series C		Series E	Series M		Series P	Series S
Non-U.S. Government Securities	$19,768,063	*	$17,903,417	*	$41,606,314	$5,599,236,787	*	$24,259,229	$487,494,943	*
U.S. Government Securities	—		56,190,932		—	16,911,228		—	25,599,916
Total Sales	$19,768,063		$74,094,349		$41,606,314	$5,616,148,015		$24,259,229	$513,094,859

*	Includes paydowns.

For the six months ended September 30, 2016, purchases and sales related to mortgage dollar rolls were as follows:

	Series M	Series S
Purchases	$1,919,754,739	$206,893,889
Sales	$1,872,679,808	$207,156,917

8. Income Tax Information:

It is the Funds’ policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of their taxable income to their shareholders. Therefore, no federal income tax provision is required.

Each Fund files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on each Fund’s U.S. federal tax returns, except with respect to Series A, Series E and Series P, generally remains open for each of the four years ended March 31, 2016. The statute of limitations on Series A’s U.S. federal tax return generally remains open for the period ended March 31, 2016. The statute of limitations on Series E’s U.S. federal tax returns generally remains open for the year ended March 31, 2016 and the period ended March 31, 2015. The statute of limitations on Series P’s U.S. federal tax returns generally remains open for the three years ended March 31, 2016 and the period ended March 31, 2013. The statutes of limitations on each Fund’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Management has analyzed tax laws and regulations and their application to the Funds as of September 30, 2016, inclusive of the open tax return years, and does not believe there are any uncertain tax positions that require recognition of a tax liability in the Funds’ financial statements.

As of March 31, 2016, the Funds had capital loss carryforwards, with no expiration dates, available to offset future realized capital gains as follows:

Series A	Series M	Series P	Series S
$267,381	$1,344,791	$21,325,672	$2,758,832

92	BLACKROCK ALLOCATION TARGET SHARES	SEPTEMBER 30, 2016

Notes to Financial Statements (continued)

As of September 30, 2016, gross unrealized appreciation and depreciation based on cost for federal income tax purposes were as follows:

	Series A	Series C	Series E	Series M	Series P	Series S
Tax cost	$133,412,879	$396,034,664	$122,418,327	$960,011,423	$43,465,377	$325,655,260

Gross unrealized appreciation	$2,179,397	$21,201,230	$7,360,388	$9,578,110	—	$1,894,044
Gross unrealized depreciation	(1,049,992)	(500,449)	(115,666)	(1,415,497)	$(934,657)	(2,375,516)

Net unrealized appreciation (depreciation)	$1,129,405	$20,700,781	$7,244,722	$8,162,613	$(934,657)	$(481,472)

9. Bank Borrowings:

The Trust, on behalf of the Funds, along with certain other funds managed by the Manager and its affiliates (“Participating Funds”), is a party to a 364-day, $2.1 billion credit agreement with a group of lenders. Under this agreement, the Funds may borrow to fund shareholder redemptions. Excluding commitments designated for certain individual funds, the Participating Funds, including the Funds, can borrow up to an aggregate commitment amount of $1.6 billion at any time outstanding, subject to asset coverage and other limitations as specified in the agreement. The credit agreement has the following terms: a fee of 0.12% per annum on unused commitment amounts and interest at a rate equal to the higher of (a) one-month LIBOR (but in any event, not less than 0.00%) on the date the loan is made plus 0.80% per annum or (b) the Fed Funds rate (but in any event, not less than 0.00%) in effect from time to time plus 0.80% per annum on amounts borrowed. The agreement expires in April 2017 unless extended or renewed. Prior to April 21, 2016, the credit agreement had a fee per annum of 0.06% on unused commitment amounts and interest at a rate equal to the higher of (a) one-month LIBOR (but in any event, not less than 0.00%) on the date the loan is made plus 0.80% per annum or (b) the Fed Funds rate (but in any event, not less than 0.00%) in effect from time to time plus 0.80% per annum on amounts borrowed. Participating Funds paid administration, legal and arrangement fees, which, if applicable, are included in miscellaneous expenses in the Statements of Operations. These fees were allocated among such funds based upon portions of the aggregate commitment available to them and relative net assets of Participating Funds. During the six months ended September 30, 2016, the Funds did not borrow under the credit agreement.

10. Principal Risks:

Many municipalities insure repayment of their bonds, which may reduce the potential for loss due to credit risk. The market value of these bonds may fluctuate for other reasons, including market perception of the value of such insurance, and there is no guarantee that the insurer will meet its obligation.

Inventories of municipal bonds held by brokers and dealers may decrease, which would lessen their ability to make a market in these securities. Such a reduction in market making capacity could potentially decrease a Fund’s ability to buy or sell bonds. As a result, a Fund may sell a security at a lower price, sell other securities to raise cash, or give up an investment opportunity, any of which could have a negative impact on performance. If a Fund needed to sell large blocks of bonds, those sales could further reduce the bonds’ prices and impact performance.

In the normal course of business, certain Funds invest in securities and enter into transactions where risks exist due to fluctuations in the market (market risk) or failure of the issuer to meet all its obligations, including the ability to pay principal and interest when due (issuer credit risk). The value of securities held by the Funds may decline in response to certain events, including those directly involving the issuers of securities owned by the Funds. Changes arising from the general economy, the overall market and local, regional or global political and/or social instability, as well as currency, interest rate and price fluctuations, may also affect the securities’ value.

Each Fund may be exposed to prepayment risk, which is the risk that borrowers may exercise their option to prepay principal earlier than scheduled during periods of declining interest rates, which would force each Fund to reinvest in lower yielding securities. Each Fund may also be exposed to reinvestment risk, which is the risk that income from each Fund’s portfolio will decline if each Fund invests the proceeds from matured, traded or called fixed income securities at market interest rates that are below each Fund portfolio’s current earnings rate.

It is possible that regulators could take positions that could limit the market for non-bank sponsored TOB Trust transactions or Series E’s ability to hold TOB Residuals. Under the new TOB Trust structure, Series E will have certain additional duties and responsibilities, which may give rise to certain additional risks including, but not limited to, compliance, securities law and operational risks.

There can be no assurance that Series E can successfully enter into restructured TOB Trust transactions in order to refinance its existing TOB Residuals holdings prior to the compliance date for the Volcker Rule, which may require that Series E unwinds existing TOB Trusts.

Should short-term interest rates rise, Series E investments in TOB Trust transactions may adversely affect Series E’s net investment income and dividends to shareholders. Also, fluctuations in the market value of municipal bonds deposited into the TOB Trust may adversely affect Series E’s NAV per share.

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Notes to Financial Statements (continued)

The SEC and various federal banking and housing agencies have adopted credit risk retention rules for securitizations (the “Risk Retention Rules”), which take effect in December 2016. The Risk Retention Rules would require the sponsor of a TOB Trust to retain at least 5% of the credit risk of the underlying assets supporting the TOB Trust’s municipal bonds. The Risk Retention Rules may adversely affect Series E’s ability to engage in TOB Trust transactions or increase the costs of such transactions in certain circumstances.

TOB Trust transactions constitute an important component of the municipal bond market. Accordingly, implementation of the Volcker Rule and Risk Retention Rules may adversely impact the municipal market, including through reduced demand for and liquidity of municipal bonds and increased financing costs for municipal issuers. Any such developments could adversely affect Series E. The ultimate impact of these rules on the TOB Trust market and the overall municipal market is not yet certain.

Counterparty Credit Risk: Similar to issuer credit risk, the Funds may be exposed to counterparty credit risk, or the risk that an entity may fail to or be unable to perform on its commitments related to unsettled or open transactions. The Funds manage counterparty credit risk by entering into transactions only with counterparties that the Manager believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Funds to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Funds’ exposure to market, issuer and counterparty credit risks with respect to these financial assets is approximately their value recorded in the Statements of Assets and Liabilities, less any collateral held by the Funds.

A derivative contract may suffer a mark-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.

A Fund’s risk of loss from counterparty credit risk on OTC derivatives is generally limited to the aggregate unrealized gain less the value of any collateral held by such Fund.

For OTC options purchased, each Fund bears the risk of loss in the amount of the premiums paid plus the positive change in market values net of any collateral held by the Funds should the counterparty fail to perform under the contracts. Options written by the Funds do not typically give rise to counterparty credit risk, as options written generally obligate the Funds, and not the counterparty, to perform. The Funds may be exposed to counterparty credit risk with respect to options written to the extent the Funds deposit collateral with its counterparty to a written option.

With exchange-traded options purchased and futures and centrally cleared swaps, there is less counterparty credit risk to the Funds since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, a Fund does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency). Additionally, credit risk exists in exchange-traded futures and centrally cleared swaps with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro rata basis across all the clearing broker’s customers, potentially resulting in losses to the Funds.

Concentration Risk: As of period end, Series E invested a significant portion of its assets in securities in the transportation sector. Changes in economic conditions affecting such sector would have a greater impact on Series E and could affect the value, income and/or liquidity of positions in such securities.

Certain Funds may invest in securities that are rated below investment grade quality (sometimes called “junk bonds”), which are predominantly speculative, have greater credit risk and generally are less liquid and have more volatile prices than higher quality securities.

Certain Funds invest a significant portion of their assets in fixed-income securities and/or use derivatives tied to the fixed-income markets. Changes in market interest rates or economic conditions may affect the value and/or liquidity of such investments. Interest rate risk is the risk that prices of bonds and other fixed-income securities will increase as interest rates fall and decrease as interest rates rise. The Funds may be subject to a greater risk of rising interest rates due to the current period of historically low rates.

Certain Funds invest a significant portion of their assets in securities backed by commercial or residential mortgage loans or in issuers that hold mortgage and other asset-backed securities. Investment percentages in these securities are presented in the Schedules of Investments. Changes in economic conditions, including delinquencies and/or defaults on assets underlying these securities, can affect the value, income and/or liquidity of such positions.

94	BLACKROCK ALLOCATION TARGET SHARES	SEPTEMBER 30, 2016

Notes to Financial Statements (concluded)

11. Capital Share Transactions:

Transactions in capital shares were as follows:

Series A	Six Months Ended September 30, 2016	Period September 21, 2015[1] to March 31, 2016
Shares sold	8,643,315	3,929,406
Shares redeemed	—	—

Net increase	8,643,315	3,929,406

Series C		Year Ended March 31, 2016
Shares sold	8,607,109	9,965,641
Shares redeemed	(3,796,450)	(9,396,922)

Net increase	4,810,659	568,719

Series E
Shares sold	3,813,561	8,051,864
Shares redeemed	(2,626,882)	(2,426,136)

Net increase	1,186,679	5,625,728

Series M
Shares sold	10,275,881	16,832,502
Shares redeemed	(5,345,508)	(13,111,139)

Net increase	4,930,373	3,721,363

Series P
Shares sold	457,725	6,646,111
Shares redeemed	(10,037,617)	(16,293,730)

Net decrease	(9,579,892)	(9,647,619)

Series S
Shares sold	2,153,736	5,677,362
Shares redeemed	(6,411,764)	(7,968,765)

Net decrease	(4,258,028)	(2,291,403)

[1]	Commencement of operations.

12. Subsequent Events:

Management has evaluated the impact of all subsequent events on the Funds through the date the financial statements were issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

BLACKROCK ALLOCATION TARGET SHARES	SEPTEMBER 30, 2016	95

Disclosure of Investment Advisory Agreement

The Board of Trustees (the “Board,” the members of which are referred to as “Board Members”) of BlackRock Allocation Target Shares (the “Trust”) met in person on April 12, 2016 (the “April Meeting”) and May 10-11, 2016 (the “May Meeting”) to consider the approval of the investment advisory agreement (the “Advisory Agreement” or the “Agreement”) between the Trust, on behalf of each of the Series A Portfolio, the Series C Portfolio, the Series E Portfolio, the Series M Portfolio, the Series P Portfolio and the Series S Portfolio (each, a “Fund,” and collectively, the “Funds”), and BlackRock Advisors, LLC (the “Manager” or “BlackRock”), each Fund’s investment adviser.

Activities and Composition of the Board

On the date of the May Meeting, the Board consisted of thirteen individuals, ten of whom were not “interested persons” of the Trust as defined in the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Board Members”). One of the Board Members is a non-management interested Board Member by virtue of his former positions with BlackRock, Inc. and its affiliates. The Board Members are responsible for the oversight of the operations of the Funds and perform the various duties imposed on the directors of investment companies by the 1940 Act. The Independent Board Members have retained independent legal counsel to assist them in connection with their duties. The Chair of the Board is an Independent Board Member. The Board has established five standing committees: an Audit Committee, a Governance and Nominating Committee, a Compliance Committee, a Performance Oversight Committee and an Executive Committee, each of which is chaired by an Independent Board Member and composed of Independent Board Members (except for the Performance Oversight Committee and the Executive Committee, each of which also has one interested Board Member).

The Agreement

Pursuant to the 1940 Act, the Board is required to consider the continuation of the Agreement on an annual basis. The Board has four quarterly meetings per year, each extending over two days, a fifth one-day meeting to consider specific information surrounding the consideration of renewing the Agreement and additional in-person and telephonic meetings as needed. In connection with this year-long deliberative process, the Board assessed, among other things, the nature, extent and quality of the services provided to each Fund by BlackRock, BlackRock’s personnel and affiliates, including (as applicable): investment management; administrative and shareholder services; the oversight of fund service providers; marketing; risk oversight; compliance; and ability to meet applicable legal and regulatory requirements.

The Board, acting directly and through its committees, considers at each of its meetings, and from time to time as appropriate, factors that are relevant to its annual consideration of the renewal of the Agreement, including the services and support provided by BlackRock to each Fund and its shareholders. BlackRock also furnished additional information to the Board in response to specific questions from the Board. This additional information is discussed further below in the section titled “Board Considerations in Approving the Agreement.” Among the matters the Board considered were: (a) investment performance for one-year, three-year, five-year, ten-year, and/or since inception periods, as applicable, against peer funds, applicable benchmark, and performance metrics, as applicable, as well as senior management’s and portfolio managers’ analysis of the reasons for any over-performance or underperformance relative to its peers, benchmarks, and other performance metrics, as applicable; (b) fees, including advisory, administration, if applicable, and other amounts paid to BlackRock and its affiliates by each Fund for services; (c) Fund operating expenses and how BlackRock allocates expenses to each Fund; (d) the resources devoted to, risk oversight of, and compliance reports relating to, implementation of each Fund’s investment objective(s), policies and restrictions, and meeting regulatory requirements; (e) each Fund’s compliance with its compliance policies and procedures; (f) the nature, cost and character of non-investment management services provided by BlackRock and its affiliates; (g) BlackRock’s and other service providers’ internal controls and risk and compliance oversight mechanisms; (h) BlackRock’s implementation of the proxy voting policies approved by the Board; (i) execution quality of portfolio transactions; (j) BlackRock’s implementation of each Fund’s valuation and liquidity procedures; (k) an analysis of management fees for products with similar investment mandates across the open-end fund, exchange-traded fund (“ETF”), closed-end fund and institutional account product channels, as applicable, and the similarities and differences between these products and the services provided as compared to each Fund; (l) BlackRock’s compensation methodology for its investment professionals and the incentives and accountability it creates, along with investment professionals’ investments in the fund(s) they manage; and (m) periodic updates on BlackRock’s business.

Board Considerations in Approving the Agreement

The Approval Process: Prior to the April Meeting, the Board requested and received materials specifically relating to the Agreement. The Board is continuously engaged in a process with its independent legal counsel and BlackRock to review the nature and scope of the information provided to better assist its deliberations. The materials provided in connection with the April Meeting included (a) a discussion of fall-out benefits to BlackRock and its affiliates; (b) a general analysis provided by BlackRock concerning investment management fees charged to other clients, such as institutional clients, sub-advised mutual funds, ETFs and closed-end funds, under similar investment mandates, as well as the performance of such other clients, as applicable; (c) review of non-management fees; (d) the existence, impact and sharing of potential economies of scale; and (e) a summary of aggregate amounts paid by each Fund to BlackRock.

96	BLACKROCK ALLOCATION TARGET SHARES	SEPTEMBER 30, 2016

Disclosure of Investment Advisory Agreement (continued)

At the April Meeting, the Board reviewed materials relating to its consideration of the Agreement. As a result of the discussions that occurred during the April Meeting, and as a culmination of the Board’s year-long deliberative process, the Board presented BlackRock with questions and requests for additional information. BlackRock responded to these requests with additional written information in advance of the May Meeting.

At the May Meeting, the Board, including the Independent Board Members, approved the continuation of the Advisory Agreement between the Manager and the Trust, on behalf of each Fund, for a one-year term ending June 30, 2017. In approving the continuation of the Agreement, the Board considered: (a) the nature, extent and quality of the services provided by BlackRock; (b) the investment performance of each Fund; (c) the advisory fee and the cost of the services and profits to be realized by BlackRock and its affiliates from their relationship with each Fund; (d) each Fund’s costs to investors compared to the costs of Expense Peers and performance compared to the relevant performance metrics as previously discussed; (e) the sharing of potential economies of scale; (f) fall-out benefits to BlackRock and its affiliates as a result of its relationship with each Fund; and (g) other factors deemed relevant by the Board Members.

The Board also considered other matters it deemed important to the approval process, such as other payments made to BlackRock or its affiliates, securities lending and cash management, services related to the valuation and pricing of Fund portfolio holdings, and materials submitted for the Board’s review. The Board noted the willingness of BlackRock personnel to engage in open, candid discussions with the Board. The Board did not identify any particular information as determinative, and each Board Member may have attributed different weights to the various items considered.

A. Nature, Extent and Quality of the Services Provided by BlackRock: The Board, including the Independent Board Members, reviewed the nature, extent and quality of services provided by BlackRock, including the investment advisory services and the resulting performance of each Fund. Throughout the year, the Board compared Fund performance to the performance of a comparable group of mutual funds, a relevant benchmark, and performance metrics, as applicable. The Board met with BlackRock’s senior management personnel responsible for investment activities, including the senior investment officers. The Board also reviewed the materials provided by each Fund’s portfolio management team discussing each Fund’s performance and each Fund’s investment objective(s), strategies and outlook.

The Board considered, among other factors, with respect to BlackRock: the number, education and experience of investment personnel generally and each Fund’s portfolio management team; BlackRock’s research capabilities; investments by portfolio managers in the funds they manage; portfolio trading capabilities; use of technology; commitment to compliance; credit analysis capabilities; risk analysis and oversight capabilities; and the approach to training and retaining portfolio managers and other research, advisory and management personnel. The Board engaged in a review of BlackRock’s compensation structure with respect to each Fund’s portfolio management team and BlackRock’s ability to attract and retain high-quality talent and create performance incentives.

In addition to investment advisory services, the Board considered the quality of the administrative and other non-investment advisory services provided to each Fund. BlackRock and its affiliates provide each Fund with certain administrative, shareholder and other services (in addition to any such services provided to each Fund by third parties) and officers and other personnel as are necessary for the operations of each Fund. In particular, BlackRock and its affiliates provide each Fund with administrative services including, among others: (i) preparing disclosure documents, such as the prospectus, the summary prospectus (as applicable), the statement of additional information and periodic shareholder reports; (ii) oversight of daily accounting and pricing; (iii) preparing periodic filings with regulators; (iv) overseeing and coordinating the activities of other service providers; (v) organizing Board meetings and preparing the materials for such Board meetings; (vi) providing legal and compliance support; (vii) furnishing analytical and other support to assist the Board in its consideration of strategic issues such as the merger, consolidation or repurposing of certain open-end funds; and (viii) performing other administrative functions necessary for the operation of each Fund, such as tax reporting, fulfilling regulatory filing requirements and call center services. The Board reviewed the structure and duties of BlackRock’s fund administration, shareholder services, and legal & compliance departments and considered BlackRock’s policies and procedures for assuring compliance with applicable laws and regulations.

B. The Investment Performance of each Fund and BlackRock: The Board, including the Independent Board Members, also reviewed and considered the performance history of each Fund. The Board and its Performance Oversight Committee regularly review, and meet with Fund management to discuss, the performance of each Fund throughout the year.

In evaluating performance, the Board recognized that the performance data reflects a snapshot of a period as of a particular date and that selecting a different performance period could produce significantly different results. Further, the Board recognized that it is possible that long-term performance can be adversely affected by even one period of significant underperformance so that a single investment decision or theme has the ability to affect long-term performance disproportionately.

The Board noted that the Funds are non-diversified investments that are available solely to separately managed accounts or institutional clients primarily to complement their existing BlackRock fixed-income portfolios. Given comparability issues to peer funds, the Board reviewed other performance criteria for the Funds.

BLACKROCK ALLOCATION TARGET SHARES	SEPTEMBER 30, 2016	97

Disclosure of Investment Advisory Agreement (continued)

C. Consideration of the Advisory/Management Fees and the Cost of the Services and Profits to be Realized by BlackRock and its Affiliates from their Relationship with each Fund: The Board, including the Independent Board Members, reviewed each Fund’s contractual management fee rate. The contractual management fee rate represents a combination of the advisory fee and any administrative fees, before taking into account any reimbursements or fee waivers. The Board considered the services provided and the fees charged by BlackRock and its affiliates to other types of clients with similar investment mandates, as applicable, including institutional accounts and sub-advised mutual funds (including mutual funds sponsored by third parties).

The Board received and reviewed statements relating to BlackRock’s financial condition. The Board noted that BlackRock does not charge the Funds an advisory fee. The Board reviewed BlackRock’s profitability with respect to other funds the Board currently oversees for the year ended December 31, 2015 compared to available aggregate profitability data provided for the prior two years. The Board reviewed BlackRock’s profitability with respect to certain other U.S. fund complexes managed by the Manager and/or its affiliates. The Board reviewed BlackRock’s assumptions and methodology of allocating expenses in the profitability analysis, noting the inherent limitations in allocating costs among various advisory products. The Board recognized that profitability may be affected by numerous factors including, among other things, fee waivers and expense reimbursements by the Manager, the types of funds managed, precision of expense allocations and business mix. As a result, calculating and comparing profitability at individual fund level is difficult.

The Board noted that, in general, individual fund or product line profitability of other advisors is not publicly available. The Board reviewed BlackRock’s overall operating margin, in general, compared to that of certain other publicly-traded asset management firms. The Board considered the differences between BlackRock and these other firms, including the contribution of technology at BlackRock, BlackRock’s expense management, and the relative product mix.

In addition, the Board considered the cost of the services provided to each Fund by BlackRock, and BlackRock’s and its affiliates’ profits relating to the management and distribution of each Fund and the other funds advised by BlackRock and its affiliates. As part of its analysis, the Board reviewed BlackRock’s methodology in allocating its costs of managing the Funds, to each Fund. The Board may receive and review information from independent third parties as part of its annual evaluation. The Board considered whether BlackRock has the financial resources necessary to attract and retain high quality investment management personnel to perform its obligations under the Agreement and to continue to provide the high quality of services that is expected by the Board. The Board further considered factors including but not limited to BlackRock’s commitment of time, assumption of risk, and liability profile in servicing each Fund in contrast to what is required of BlackRock with respect to other products with similar investment mandates across the open-end fund, ETF, closed-end fund, sub-advised mutual fund and institutional account product channels, as applicable.

The Board noted that BlackRock does not charge the Funds an advisory fee, although investors in the Funds will pay a fee to BlackRock or their managed account program sponsor. The Board also noted that BlackRock has contractually agreed to waive all fees and pay or reimburse all direct expenses of each Fund, except extraordinary expenses. Extraordinary expenses may include interest expense, dividend expense and acquired fund fees and expenses.

D. Economies of Scale: The Board, including the Independent Board Members, considered the extent to which economies of scale might be realized as the assets of each Fund increase, as well as the existence of expense caps, as applicable. The Board also considered the extent to which each Fund benefits from such economies in a variety of ways, and whether there should be changes in the advisory fee rate or breakpoint structure in order to enable each Fund to more fully participate in these economies of scale. The Board considered each Fund’s asset levels and whether the current fee schedule was appropriate. In its consideration, the Board Members took into account the existence of any expense caps and further considered the continuation and/or implementation, as applicable, of such caps.

E. Other Factors Deemed Relevant by the Board Members: The Board, including the Independent Board Members, also took into account other ancillary or “fall-out” benefits that BlackRock or its affiliates may derive from their respective relationships with each Fund, both tangible and intangible, such as BlackRock’s ability to leverage its investment professionals who manage other portfolios and risk management personnel, an increase in BlackRock’s profile in the investment advisory community, and the engagement of BlackRock’s affiliates as service providers to each Fund, including for administrative, distribution, securities lending and cash management services. The Board also considered BlackRock’s overall operations and its efforts to expand the scale of, and improve the quality of, its operations. The Board also noted that BlackRock may use and benefit from third party research obtained by soft dollars generated by certain registered fund transactions to assist in managing all or a number of its other client accounts. The Board further noted that it had considered the investment by BlackRock’s funds in affiliated ETFs without any offset against the management fees payable by the funds to BlackRock.

In connection with its consideration of the Agreement, the Board also received information regarding BlackRock’s brokerage and soft dollar practices. The Board received reports from BlackRock which included information on brokerage commissions and trade execution practices throughout the year.

98	BLACKROCK ALLOCATION TARGET SHARES	SEPTEMBER 30, 2016

Disclosure of Investment Advisory Agreement (concluded)

Conclusion

The Board, including the Independent Board Members, approved the continuation of the Advisory Agreement between the Manager and the Trust, on behalf of each Fund, for a one-year term ending June 30, 2017. Based upon its evaluation of all of the aforementioned factors in their totality, as well as other information, the Board, including the Independent Board Members, was satisfied that the terms of the Agreement were fair and reasonable and in the best interest of each Fund and its shareholders. In arriving at its decision to approve the Agreement, the Board did not identify any single factor or group of factors as all-important or controlling, but considered all factors together, and different Board Members may have attributed different weights to the various factors considered. The Independent Board Members were also assisted by the advice of independent legal counsel in making this determination. The contractual fee arrangements for each Fund reflect the results of several years of review by the Board Members and predecessor Board Members, and discussions between such Board Members (and predecessor Board Members) and BlackRock. As a result, the Board Members’ conclusions may be based in part on their consideration of these arrangements in prior years.

BLACKROCK ALLOCATION TARGET SHARES	SEPTEMBER 30, 2016	99

Officers and Trustees

Robert M. Hernandez, Chair of the Board and Trustee

Fred G. Weiss, Vice Chair of the Board and Trustee

James H. Bodurtha, Trustee

Bruce R. Bond, Trustee

Donald W. Burton, Trustee

Honorable Stuart E. Eizenstat, Trustee

Robert Fairbairn, Trustee

Henry Gabbay, Trustee

Henry R. Keizer, Trustee

John F. O’Brien, Trustee

Donald C. Opatrny, Trustee

Roberta Cooper Ramo, Trustee

David H. Walsh, Trustee

John M. Perlowski, Trustee, President and Chief Executive Officer

Jennifer McGovern, Vice President

Neal J. Andrews, Chief Financial Officer

Jay M. Fife, Treasurer

Charles Park, Chief Compliance Officer

Fernanda Piedra, Anti-Money Laundering Compliance Officer

Benjamin Archibald, Secretary

On June 2, 2016, the Board appointed Henry R. Keizer as a Trustee of the Trust, effective July 28, 2016.

On September 26, 2016, the Board appointed Lena G. Goldberg as a Trustee of the Trust, effective November 4, 2016.

Investment Adviser BlackRock Advisors, LLC Wilmington, DE 19809	Accounting Agent, Administrator and Transfer Agent BNY Mellon Investment Servicing (US) Inc. Wilmington, DE 19809	Custodian The Bank of New York Mellon New York, NY 10286	Address of the Trust 100 Bellevue Parkway Wilmington, DE 19809

Legal Counsel Willkie Farr & Gallagher LLP New York, NY 10019	Independent Registered Public Accounting Firm Deloitte & Touche LLP Philadelphia, PA 19103	Distributor BlackRock Investments, LLC New York, NY 10022

100	BLACKROCK ALLOCATION TARGET SHARES	SEPTEMBER 30, 2016

Additional Information

General Information

Effective September 26, 2016 onwards, BlackRock implemented a new methodology for calculating “effective duration” for BlackRock municipal bond portfolios. The new methodology replaces the model previously used by BlackRock to evaluate municipal bond duration, a common indicator of an investment’s sensitivity to interest rate movements. The new methodology will be applied to Series E’s duration reported for any periods after September 26, 2016.

Quarterly performance, semi-annual and annual reports, current net asset value and other information regarding Series E, including Series E’s effective duration and additional information about the new methodology may be found on BlackRock’s website, which can be accessed at http://www.blackrock.com. Any reference to BlackRock’s website in this report is intended to allow investors public access to information regarding Series E and does not, and is not intended to, incorporate BlackRock’s website in this report.

Householding

The Funds will mail only one copy of shareholder documents, including prospectuses, annual and semi-annual reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please call the Funds at (800) 882-0052.

Availability of Quarterly Schedule of Investments

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at http://www.sec.gov and may also be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on how to access documents on the SEC’s website without charge may be obtained by calling (800) SEC-0330. The Funds’ Forms N-Q may also be obtained upon request and without charge by calling (800) 882-0052.

Availability of Proxy Voting Policies and Procedures

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available upon request and without charge, (1) by calling (800) 882-0052; (2) at http://www.blackrock.com; and (3) on the SEC’s website at http://www.sec.gov.

Availability of Proxy Voting Record

Information about how the Funds voted proxies relating to securities held in the Funds’ portfolios during the most recent 12-month period ended June 30 is available upon request and without charge (1) at http://www.blackrock.com or by calling (800) 882-0052 and (2) on the SEC’s website at http://www.sec.gov.

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

BLACKROCK ALLOCATION TARGET SHARES	SEPTEMBER 30, 2016	101

This report is intended for current holders. It is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Funds unless preceded or accompanied by the Funds’ current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment returns and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

BATS-9/16-SAR

Item 2 –	Code of Ethics – Not Applicable to this semi-annual report

Item 3 –	Audit Committee Financial Expert – Not Applicable to this semi-annual report

Item 4 –	Principal Accountant Fees and Services – Not Applicable to this semi-annual report

Item 5 –	Audit Committee of Listed Registrants – Not Applicable

Item 6 –	Investments
(a) The registrant’s Schedule of Investments is included as part of the Report to Stockholders filed under Item 1 of this Form.
(b) Not Applicable due to no such divestments during the semi-annual period covered since the previous Form N-CSR filing.

Item 7 –	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – Not Applicable

Item 8 –	Portfolio Managers of Closed-End Management Investment Companies – Not Applicable

Item 9 –	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not Applicable

Item 10 –	Submission of Matters to a Vote of Security Holders –There have been no material changes to these procedures.

Item 11 –	Controls and Procedures

(a) – The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b) – There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12 –	Exhibits attached hereto

(a)(1) – Code of Ethics – Not Applicable to this semi-annual report

(a)(2) – Certifications – Attached hereto

(a)(3) – Not Applicable

(b) – Certifications – Attached hereto

2

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BlackRock Allocation Target Shares

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock Allocation Target Shares

Date:	December 2, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock Allocation Target Shares

Date:	December 2, 2016

By:	/s/ Neal J. Andrews
Neal J. Andrews
Chief Financial Officer (principal financial officer) of
BlackRock Allocation Target Shares

Date:	December 2, 2016

3